File No.	333-192305
811-22912

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[_]
Post-Effective Amendment No. 58	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 61	[X]

(Check appropriate box or boxes.)

BNY Mellon Investment Funds II, Inc.
(Exact Name of Registrant as Specified in Charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street, New York, New York 10286
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6400

Deirdre Cunnane, Esq.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
__	immediately upon filing pursuant to paragraph (b)
__	on (date) pursuant to paragraph (b)
__	___ days after filing pursuant to paragraph (a)(1)
_	on _____ pursuant to paragraph (a)(1)
_X_	_75_ days after filing pursuant to paragraph (a)(2)
__	on _____ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
__	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The following post-effective amendment to the Registrant's Registration Statement on Form N-1A relates only to the series listed below and does not relate to any other series of the Registrant.

BNY Mellon Fixed Income Completion Funds (FICS) — C
BNY Mellon Fixed Income Completion Funds (FICS) — CP

Subject to Completion, dated August 26, 2025

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

BNY Mellon Fixed Income Completion Funds

Prospectus  |  [_______], 2025

BNY Mellon Fixed Income Completion Funds (FICS) — C	Ticker Symbol: [_____]
BNY Mellon Fixed Income Completion Funds (FICS) — CP	Ticker Symbol: [_____]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Contents

Fund Summaries
BNY Mellon Fixed Income Completion Funds (FICS) — C	1
BNY Mellon Fixed Income Completion Funds (FICS) — CP	7

Fund Details
Goal and Approach	13
Investment Risks	16
Management	23

Shareholder Guide
Buying and Selling Shares	25
General Policies	26
Distributions and Taxes	27

Financial Highlights
Financial Highlights	28

For More Information
See back cover.

Fund Summary
 BNY Mellon Fixed Income Completion Funds (FICS) — C
Investment Objective
The fund seeks total return consisting of capital appreciation and income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.  Shares of the fund are offered to clients of "wrap fee" programs, separately managed account programs or other similar programs where BNY Mellon Investment Adviser, Inc. (BNYIA), the fund's investment adviser, Insight North America LLC (INA), the fund's sub-adviser, or their affiliates, has an agreement with such program's sponsor (typically a registered investment adviser, bank or broker-dealer), or directly with the client, to provide advisory and administrative and other similar services for compensation.  Such investors pay an advisory fee, or other fee that covers advisory and administrative or other similar services, which fee is paid at the program level.  Fund shares also are offered to other BNYIA-managed funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	none
Distribution and/or service (12b-1) fees	none
Other expenses**	.40
Total annual fund operating expenses	.40
Expense reimbursement†	(.40)
Total annual fund operating expenses (after expense reimbursement)	.00
*  BNYIA does not charge the fund a management fee.  Shares of the fund are offered to clients of "wrap fee" programs, separately managed account programs or other similar programs where BNYIA, INA or their affiliates has an agreement with such program's sponsor, or directly with the client, to provide advisory and administrative and other similar services for compensation.  Such investors pay an advisory fee, or other fee that covers advisory and administrative or other similar services, which fee is paid at the program level.  Participants in such a program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.  Fund shares also are offered to other BNYIA-managed funds.
**  Other expenses are based on estimated amounts for the current fiscal year.
†  BNYIA has contractually agreed, until [____], 2026 to assume the direct expenses of the fund so that the direct expenses of the fund (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses, and extraordinary expenses) do not exceed .00%.  On or after [____], 2026, BNYIA may terminate this expense limitation agreement at any time.

Example
The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the expense limitation agreement by BNYIA.  The Example does not include any fees paid at the "wrap fee" program, separately managed account program or other similar program level.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$0	$88

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.

Principal Investment Strategy
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income and other debt securities of U.S. and foreign issuers.  The fixed-income and other debt securities in which the fund may invest as part of its principal investment strategy include:  (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures and corporate commercial paper, issued by U.S. and non-U.S. corporations and other entities; (iii) mortgage-related securities, including commercial mortgage-backed securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) collateralized debt obligations (CDOs), including collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities; and (vii) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises, whether tax exempt or taxable (municipal securities).  These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.
The fund may invest in securities of any maturity or duration and does not expect to target any specific range of maturity or duration.  The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the sub-adviser's views on the direction of interest rates.  A debt security's maturity is the length of time until the principal must be fully repaid with interest.  Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.  Duration is an indication of an investment's "interest rate risk," or how sensitive a security or the fund's portfolio may be to changes in interest rates.
The fund may invest in the securities of U.S. and foreign issuers, including up to 20% of its net assets in securities of issuers in emerging market countries, and securities denominated in a currency other than the U.S. dollar.
The fund may invest in securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the fund's sub-adviser.  Typically, however, the majority of the fund's assets invested in debt and debt-related securities will be rated investment grade or the unrated equivalent as determined by the sub-adviser.
The fund's investments are concentrated (i.e., more than 25% of the fund's total assets) in the securities of issuers in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries including, without limitation, securities in such group of industries issued by government agencies or other governmental entities or by private originators or issuers.
In constructing the fund's portfolio, the sub-adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection.  The fund's sub-adviser seeks to identify investment opportunities for the fund based on its evaluation of the relative value of sectors and securities and the credit risk of individual issuers.  The sub-adviser uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in fixed-income markets.  The sub-adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength.  The sub-adviser may supplement its internal research with external, third-party credit research and related credit tools.
The fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate or credit risk, to manage the effective duration or maturity of the fund's portfolio, as part of a hedging strategy or for other purposes related to the management of the fund.  The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, indices and interest rates), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including structured notes).
The fund may sell securities when the sub-adviser anticipates market declines or credit downgrades.  In addition, the fund may sell securities when the sub-adviser identifies new investment opportunities.

Principal Risks
An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.
•
Fixed-income market risk:  The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.  Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.  Policy and legislative changes worldwide are affecting many aspects of financial regulation.  The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

•
Interest rate risk:  Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.  It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.  When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income.  Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.  Interest rate changes may have different effects on the values of mortgage-backed securities because of prepayment and extension risks.

•
Credit risk:  Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

•
High yield securities risk:  High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.  During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

•
Issuer risk:  A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Mortgage-related securities risk:  Mortgage-related securities, including commercial mortgage-backed securities, are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities.  The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.

However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall.  When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

•
Asset-backed securities risk:  Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities.  General downturns in the economy could cause the value of asset-backed securities to fall.  Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.

•
Concentration risk:  Because the fund concentrates its investments in the securities of issuers in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries including, without limitation, securities in such group of industries issued by government agencies or other governmental entities or by private originators or issuers, the fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries.  The fund is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting this group of industries.  The fund is subject to the risk that: (i) its performance will be closely tied to the performance of those particular industries; (ii) its performance will be adversely impacted when such industries experience a downturn; and (iii) it will perform poorly during a slump in demand for securities of issuers in such industries.

•
CDOs risk:  The risks of an investment in a CDO, including a CBO or CLO, depend largely on the type of the collateral and the tranche of the CDO in which the fund invests.  CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws and may not have an active secondary trading market.  As a result, investments in CDOs may be characterized by the fund as illiquid securities.  In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and default risk), investments in CDOs may be more volatile, less liquid and more difficult to price than other types of investments.

•
Market risk:  The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments.

•
Liquidity risk:  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•
Foreign investment risk:  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

•
Emerging market risk:  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

•
Government securities risk:  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

•
Inflation-indexed security risk:  Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.  If the index measuring inflation falls, the interest payable on these securities will be reduced.  The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•
Zero coupon securities risk:  Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds which pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

•
Municipal securities risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

•
Derivatives risk:  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

•
Structured notes risk:  Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

•	Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.
•
Completion fund risk:  The fund is not designed to provide a complete investment program or a standalone investment.  An investment in the fund is intended to be a component of a broader investment program for whose use the fund is designed.  Actions taken to manage the fund in accordance with the investment goals of the broader investment program may be ineffective and/or cause the fund to lose value or underperform its benchmark index or funds with similar investment objectives.

Performance
As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Within a reasonable period of time after the fund commences operations, performance information will be available at www.bny.com/investments.

Portfolio Management
The fund's investment adviser is BNY Mellon Investment Adviser, Inc., and the fund's sub-adviser is Insight North America LLC, an affiliate of BNYIA.
James DiChiaro and Scott Zaleski, CFA are the fund's primary portfolio managers, positions they have held since the fund's inception.  Mr. DiChiaro is a senior portfolio manager at INA.  Mr. Zaleski is Head of US Multi-Sector Fixed Income at INA.

Purchase and Sale of Fund Shares
Shares of the fund may be purchased on behalf of clients of "wrap fee" programs, separately managed account programs or other similar programs (each, a "Program") where BNYIA, INA or their affiliates has an agreement with the Program's sponsor (the "Program Sponsor"), or directly with the client, to provide advisory and administrative and other similar services for compensation to the Program Sponsors' accounts (each, a "Program Account").  Fund shares also may be purchased by other BNYIA-managed funds.  Fund shares may not be purchased directly by individuals.
The fund's shares generally are designed to be used in combination with selected individual securities held at the Program Account level as components of an investment strategy for the Program.  The fund is intended to enable certain Program investors to achieve greater diversification and/or exposure to certain securities or instruments.  Please contact your Program Sponsor or financial adviser for information regarding investment requirements for investing in the fund through a Program Account, such as how to open a Program Account, minimum investment amounts (if any) and how to sell (redeem) shares.  In addition, fund shares held on behalf of a Program client will be redeemed automatically when the client terminates its Program Account.

Tax Information
The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services.  To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments.  This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary.  As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary.  Ask your financial representative or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Fixed Income Completion Funds (FICS) — CP
Investment Objective
The fund seeks total return consisting of capital appreciation and income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.  Shares of the fund are offered to clients of "wrap fee" programs, separately managed account programs or other similar programs where BNY Mellon Investment Adviser, Inc. (BNYIA), the fund's investment adviser, Insight North America LLC (INA), the fund's sub-adviser, or their affiliates, has an agreement with such program's sponsor (typically a registered investment adviser, bank or broker-dealer), or directly with the client, to provide advisory and administrative and other similar services for compensation.  Such investors pay an advisory fee, or other fee that covers advisory and administrative or other similar services, which fee is paid at the program level.  Fund shares also are offered to other BNYIA-managed funds.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees*	none
Distribution and/or service (12b-1) fees	none
Other expenses**	.40
Total annual fund operating expenses	.40
Expense reimbursement†	(.40)
Total annual fund operating expenses (after expense reimbursement)	.00
*  BNYIA does not charge the fund a management fee.  Shares of the fund are offered to clients of "wrap fee" programs, separately managed account programs or other similar programs where BNYIA, INA or their affiliates has an agreement with such program's sponsor, or directly with the client, to provide advisory and administrative and other similar services for compensation.  Such investors pay an advisory fee, or other fee that covers advisory and administrative or other similar services, which fee is paid at the program level.  Participants in such a program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.  Fund shares also are offered to other BNYIA-managed funds.
**  Other expenses are based on estimated amounts for the current fiscal year.
†  BNYIA has contractually agreed, until [____], 2026 to assume the direct expenses of the fund so that the direct expenses of the fund (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses, and extraordinary expenses) do not exceed .00%.  On or after [____], 2026, BNYIA may terminate this expense limitation agreement at any time.
Example
The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the expense limitation agreement by BNYIA.  The Example does not include any fees paid at the "wrap fee" program, separately managed account program or other similar program level.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$0	$88

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.

Principal Investment Strategy
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income and other debt securities of U.S. and foreign issuers.  The fixed-income and other debt securities in which the fund may invest as part of its principal investment strategy include:  (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures and corporate commercial paper, issued by U.S. and non-U.S. corporations and other entities; (iii) floating rate loans and other floating rate (including inverse floating rate) securities; (iv) loan participations and assignments; (v) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises, whether tax exempt or taxable (municipal securities); (vi) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (vii) obligations of international agencies or supranational entities.  These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.
The fund may invest in securities of any maturity or duration and does not expect to target any specific range of maturity or duration.  The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the sub-adviser's views on the direction of interest rates.  A debt security's maturity is the length of time until the principal must be fully repaid with interest.  Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.  Duration is an indication of an investment's "interest rate risk," or how sensitive a security or the fund's portfolio may be to changes in interest rates.
The fund may invest in the securities of U.S. and foreign issuers, including up to 20% of its net assets in securities of issuers in emerging market countries, and securities denominated in a currency other than the U.S. dollar.
The fund may invest without limit in high yield securities.  Such securities are rated, at the time of investment, below investment grade (i.e., below BBB- or Baa3) by one or more nationally recognized statistical rating organizations (NRSROs), or, if unrated, determined to be of comparable quality by the fund's sub-adviser.  Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these securities typically must offer higher yields than investment grade securities to compensate investors for greater credit risk.
In constructing the fund's portfolio, the sub-adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection.  The fund's sub-adviser seeks to identify investment opportunities for the fund based on its evaluation of the relative value of sectors and securities and the credit risk of individual issuers.  The sub-adviser uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in fixed-income markets.  The sub-adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength.  The sub-adviser may supplement its internal research with external, third-party credit research and related credit tools.
The fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate or credit risk, to manage the effective duration or maturity of the fund's portfolio, as part of a hedging strategy or for other purposes related to the management of the fund.  The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, indices and interest rates), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including structured notes).
The fund may sell securities when the sub-adviser anticipates market declines or credit downgrades.  In addition, the fund may sell securities when the sub-adviser identifies new investment opportunities.

Principal Risks
An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.
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Fixed-income market risk:  The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.  Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.  Policy and legislative changes worldwide are affecting many aspects of financial regulation.  The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

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Interest rate risk:  Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.  It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.  When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income.  Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.  In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates.  Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

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Credit risk:  Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

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High yield securities risk:  High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.  During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

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Issuer risk:  A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

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Floating rate loan risk:  Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade.  Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete.  The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans.  The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate.  The floating rate loans in which the fund may invest typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative.  As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast.

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Participation interests and assignments risk:  A participation interest gives the fund an undivided interest in a loan in the proportion that the fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower.  If a floating rate loan is acquired through a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the fund will be exposed to the credit risk of both the borrower and the institution selling the participation.  The fund also may invest in a loan through an assignment of all or a portion of such loan from a third party. I f a floating rate loan is acquired through an assignment, the fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

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Market risk:  The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments.

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Liquidity risk:  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

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Foreign investment risk:  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

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Emerging market risk:  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

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Foreign government obligations and securities of supranational entities risk:  Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  A governmental obligor may default on its obligations.  Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

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Government securities risk:  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

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Zero coupon securities risk:  Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds which pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

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Municipal securities risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.
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Derivatives risk:  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

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Structured notes risk:  Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

•	Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.
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Completion fund risk:  The fund is not designed to provide a complete investment program or a standalone investment.  An investment in the fund is intended to be a component of a broader investment program for whose use the fund is designed.  Actions taken to manage the fund in accordance with the investment goals of the broader investment program may be ineffective and/or cause the fund to lose value or underperform its benchmark index or funds with similar investment objectives.

Performance
As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Within a reasonable period of time after the fund commences operations, performance information will be available at www.bny.com/investments.

Portfolio Management
The fund's investment adviser is BNY Mellon Investment Adviser, Inc., and the fund's sub-adviser is Insight North America LLC, an affiliate of BNYIA.
James DiChiaro and Scott Zaleski, CFA are the fund's primary portfolio managers, positions they have held since the fund's inception.  Mr. DiChiaro is a senior portfolio manager at INA.  Mr. Zaleski is Head of US Multi-Sector Fixed Income at INA.

Purchase and Sale of Fund Shares
Shares of the fund may be purchased on behalf of clients of "wrap fee" programs, separately managed account programs or other similar programs (each, a "Program") where BNYIA, INA or their affiliates has an agreement with the Program's sponsor (the "Program Sponsor"), or directly with the client, to provide advisory and administrative and other similar services for compensation to the Program Sponsors' accounts (each, a "Program Account").  Fund shares also may be purchased by other BNYIA-managed funds.  Fund shares may not be purchased directly by individuals.
The fund's shares generally are designed to be used in combination with selected individual securities held at the Program Account level as components of an investment strategy for the Program.  The fund is intended to enable certain Program investors to achieve greater diversification and/or exposure to certain securities or instruments.  Please contact your Program Sponsor or financial adviser for information regarding investment requirements for investing in the fund through a Program Account, such as how to open a Program Account, minimum investment amounts (if any) and how to sell (redeem) shares. In addition, fund shares held on behalf of a Program client will be redeemed automatically when the client terminates its Program Account.

Tax Information
The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services.  To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments.  This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary.  As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary.  Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach
 Each fund seeks total return consisting of capital appreciation and income.  The operations and results of one fund are unrelated to those of the other fund.  This combined prospectus has been prepared for the convenience of investors so that investors can consider two investment choices in one document.
To pursue its goal, each fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income and other debt securities of U.S. and foreign issuers.
The fixed-income and other debt securities in which BNY Mellon Fixed Income Completion Funds (FICS) — C may invest as part of its principal investment strategy include:  (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures and corporate commercial paper, issued by U.S. and non-U.S. corporations and other entities; (iii) mortgage-related securities, including commercial mortgage-backed securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) collateralized debt obligations (CDOs), including collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities; and (vii) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises, whether tax exempt or taxable (municipal securities).  In addition, although not part of its principal investment strategy, BNY Mellon Fixed Income Completion Funds (FICS) — C may also invest in:  (i) floating rate loans and other floating rate (including inverse floating rate) securities; (ii) loan participations and assignments; (iii) reverse repurchase agreements; (iv) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (v) obligations of international agencies or supranational entities.
The fixed-income and other debt securities in which BNY Mellon Fixed Income Completion Funds (FICS) — CP may invest as part of its principal investment strategy include: (i)  securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures and corporate commercial paper, issued by U.S. and non-U.S. corporations and other entities; (iii) floating rate loans and other floating rate (including inverse floating rate) securities; (iv) loan participations and assignments; (v) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises, whether tax exempt or taxable (municipal securities); (vi) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (vii) obligations of international agencies or supranational entities.  In addition, although not part of its principal investment strategy, BNY Mellon Fixed Income Completion Funds (FICS) — CP may also in:  (i) mortgage-related securities, including commercial mortgage-backed securities; (ii) asset-backed securities; (iii) inflation indexed bonds issued by governments or corporations; (iv) reverse repurchase agreements; and (v) collateralized debt obligations (CDOs), including collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities.
The securities described in the paragraphs above may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in-kind and auction rate features.  Each fund's objective and the policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders.
The funds may invest in securities of any maturity or duration and do not expect to target any specific range of maturity or duration.  The dollar-weighted average maturity of a fund's portfolio will vary from time to time depending on the sub-adviser's views on the direction of interest rates.  A debt security's maturity is the length of time until the principal must be fully repaid with interest.  Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.  Duration is an indication of an investment's "interest rate risk," or how sensitive a security or the fund's portfolio may be to changes in interest rates.  Generally, the longer a security's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.  The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.  In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.
Each fund may invest in the securities of U.S. and foreign issuers, including issuers in emerging market countries, and securities denominated in a currency other than the U.S. dollar.  Each fund may invest up to 20% of its net assets in the securities of issuers located in emerging market countries.  The funds consider emerging market countries to be those countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index.  Emerging market countries in which a fund may invest may have sovereign ratings that are below investment grade or are unrated.  The funds' sub-adviser has considerable latitude in determining whether to hedge a fund's currency exposure and the extent of any such hedging.  The funds currently intend to hedge some, but not necessarily all, of their foreign currency exposure.  The currency exposure of a fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, the sub-adviser may seek to manage currency risk and may find opportunities to add value by hedging a portion of a fund's currency exposure to the U.S. dollar.  The sub-adviser's foreign currency strategy may include the use of a proprietary model designed to measure the currency risk in a fund's portfolio and actively manage the fund's hedged and unhedged currency exposure relative to the U.S. dollar.  The sub-adviser has discretion as to whether to use the proprietary model.
Each fund may invest in securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the fund's sub-adviser.  Typically, the majority of BNY Mellon Fixed Income Completion Funds (FICS) — C's assets invested in debt and debt-related securities will be rated investment grade or the unrated equivalent as determined by the sub-adviser.  BNY Mellon Fixed Income Completion Funds (FICS) — CP may invest without limit in high yield securities.  Such securities are rated, at the time of investment, below investment grade (i.e., below BBB- or Baa3) by one or more nationally recognized statistical rating organizations (NRSROs), or, if unrated, determined to be of comparable quality by the fund's sub-adviser.  Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these securities typically must offer higher yields than investment grade securities to compensate investors for greater credit risk.
In constructing the funds' portfolios, the sub-adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection.  The funds' sub-adviser seeks to identify investment opportunities for a fund based on its evaluation of the relative value of sectors and securities and the credit risk of individual issuers.  The sub-adviser uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in fixed-income markets.  The sub-adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength.  The sub-adviser may supplement its internal research with external, third-party credit research and related credit tools.
A fund may sell securities when the sub-adviser anticipates market declines or credit downgrades.  In addition, a fund may sell securities when the sub-adviser identifies new investment opportunities.  Under adverse market conditions, a fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.
Each fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate or credit risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund.  The derivative instruments in which a fund may invest typically include options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), swaps (including total return, interest rate and credit default swaps), forward contracts (including foreign currency forward contracts), and other derivative instruments (including structured notes).  To the extent that the fund invests in derivative or other strategic instruments with economic characteristics similar to fixed-income securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  Each fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.
Each fund may purchase put and call options.  A put option gives the purchaser of the option the right to sell the underlying asset during the option period at a specified price.  A call option gives the purchaser of the option the right to buy the underlying asset during the option period at a specified price.  Options purchased by a fund may be traded on either U.S. or foreign exchanges or over-the-counter.  Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or index at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  The funds may engage in futures transactions on both U.S. and foreign exchanges.  A swap is a contract that generally obligates the parties to exchange payments based on a specified security, basket of securities, or securities indices during a specified period.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator.  The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index or the relative change in two or more reference instruments.  Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity.  In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.  Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.
Each fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.
Each fund may invest in mortgage-backed securities, including commercial mortgage-backed securities.  Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, collateralized by pools of residential or commercial mortgages loans secured by real property.  The fund may invest in agency or non-agency mortgage-backed securities, including privately-issued mortgage pass-through securities, which generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees.  These mortgage-related securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.  In addition, some mortgage-related securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.  Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans.
Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.
Each fund may invest in other asset-backed securities.  Such asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property, as well as home equity line of credit loans and other second-lien mortgages.  Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value.
Each fund also may invest in CDOs, which include CBOs, CLOs and other similarly structured securities.  CDOs are securitized interests in pools of—generally non-mortgage—assets.  Assets called collateral usually are comprised of loans or other credit instruments.  A CDO may be called a CLO or CBO if it holds only loans or bonds, respectively.  A CLO is a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  Multiple tranches of securities are issued by the CDO, offering investors various maturity, yield and credit risk characteristics.  Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk.  The fund will not invest in CDO equity tranches.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
BNY Mellon Fixed Income Completion Funds (FICS) — C's investments are concentrated (i.e., more than 25% of its total assets) in the securities of issuers in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries including, without limitation, securities in such group of industries issued by government agencies or other governmental entities or by private originators or issuers.  This means that the fund's investments in the foregoing group of industries, in the aggregate, will represent at least 25% of the fund's assets, although the fund's investment in any single industry in the group, may, at any time, be less than 25% of its assets.
BNY Mellon Fixed Income Completion Funds (FICS) — CP will not invest more than 25% of its total assets in any industry.  For purposes of this restriction, BNY Mellon Fixed Income Completion Funds (FICS) — CP does not consider securities issued by the U.S. Government, its agencies and instrumentalities as representing interests in any particular "industry" or group of industries.
Each fund may purchase commercial paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations to finance their current operations.  The funds also may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933 and in securities that qualify under the Rule 144A "safe harbor" from the registration requirements of the Securities Act of 1933 for resales to qualified institutional buyers.  Investing in Section 4(a)(2) commercial paper or Rule 144A securities could have the effect of increasing the amount of a fund's assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.
Each fund may enter into reverse repurchase agreements.  Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).
Although not a principal investment strategy, each fund may invest in convertible securities, other investment companies, including exchange-traded funds (ETFs) and money market funds, and debt securities issued by master limited partnerships (MLPs).  MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock.  Currently, most MLPs operate in the energy, natural resources or real estate sectors.
Under adverse market conditions, a fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in U.S. Treasury securities or money market instruments.  When this allocation happens, the fund may not achieve its investment objective.  During periods when BNY Mellon Fixed Income Completion Funds (FICS) — C invests for temporary defensive purposes, its assets may not be concentrated in the securities of issuers in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries.
More information about the funds' portfolio securities and investment techniques, and associated risks, is provided in the funds' Statement of Additional Information.

Investment Risks
An investment in a fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in a fund will fluctuate, sometimes dramatically, which means you could lose money.
Each fund is subject to the following principal risks:
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Fixed-income market risk:  The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value.  If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.  An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.  Economic and other market developments can adversely affect fixed-income securities markets.  Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.  Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.  Policy and legislative changes worldwide are affecting many aspects of financial regulation.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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Interest rate risk:  Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.  It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. In the event that the fund were to have a negative average effective duration, the net asset value of the fund could decline in a declining interest rate environment. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.
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Credit risk:  Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

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High yield securities risk:  High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.  During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.  The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security.  There are fewer dealers in the market for high yield securities than for investment grade securities.  The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities.  In addition, default of a security held by the fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights.  Securities rated investment grade when purchased by the fund may subsequently be downgraded.

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Issuer risk:  A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

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Market risk:  The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments.  To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

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Liquidity risk:  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Other market developments can adversely affect fixed-income securities markets.  Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.  The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.  Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale.  Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

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Foreign investment risk:  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.  To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

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Emerging market risk:  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult.  In addition, such securities may be below investment grade quality and predominantly speculative.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies.  The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

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Government securities risk:  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

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Zero coupon securities risk:  Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds which pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The Internal Revenue Code requires the holder of a zero coupon security to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income tax, the fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.
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Municipal securities risk:  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  The municipal securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.  Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

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Derivatives risk:  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.  Derivative instruments, such as swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

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Structured notes risk:  Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

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Management risk:  The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

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Completion fund risk:  The fund is not designed to provide a complete investment program or a standalone investment.  An investment in the fund is intended to be a component of a broader investment program for whose use the fund is designed.  Actions taken to manage the fund in accordance with the investment goals of the broader investment program may be ineffective and/or cause the fund to lose value or underperform its benchmark index or funds with similar investment objectives.

In addition to the principal risks described above, each fund is subject to the following additional risks that are principal risks of investing in BNY Mellon Fixed Income Completion Funds (FICS) — C and that are not anticipated to be principal risks of investing in BNY Mellon Fixed Income Completion Funds (FICS) — CP:
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Mortgage-related securities risk:  Mortgage-related securities, including commercial mortgage-backed securities, are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities.  The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate.  Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities.   As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield and/or cause the fund's share price to fall.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

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Asset-backed securities risk:  Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities.  General downturns in the economy could cause the value of asset-backed securities to fall.  Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans.  During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate.  Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.  The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

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Inflation-indexed security risk:  Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.  If the index measuring inflation falls, the interest payable on these securities will be reduced.  The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

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CDOs risk.  The risks of an investment in a CDO, including a CBO or CLO, depend largely on the type of the collateral and the tranche of the CDO in which the fund invests.  CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws and may not have an active secondary trading market.  As a result, investments in CDOs may be characterized by the fund as illiquid securities.  However, an active dealer market may exist for CDOs that qualify under the Rule 144A "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the fund as liquid investments.  In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and default risk), investments in CDOs may be more volatile, less liquid and more difficult to price than other types of investments.

In addition to the principal risks described above, each fund is subject to the following additional risks that are principal risks of investing in BNY Mellon Fixed Income Completion Funds (FICS) — CP and that are not anticipated to be principal risks of investing in BNY Mellon Fixed Income Completion Funds (FICS) — C:
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Floating rate loan risk:  Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade.  Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete.  The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads.  The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. These laws may be less developed and more cumbersome with respect to the fund's non-U.S. investments. Uncollateralized senior loans involve a greater risk of loss. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund, such as invalidation of loans. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be "securities" for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.
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Participation interests and assignments risk:  A participation interest gives the fund an undivided interest in a loan in the proportion that the fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower.  If a floating rate loan is acquired through a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the fund will be exposed to the credit risk of both the borrower and the institution selling the participation.  The fund also may invest in a loan through an assignment of all or a portion of such loan from a third party.  If a floating rate loan is acquired through an assignment, the fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

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Foreign government obligations and securities of supranational entities risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment.  Some of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

In addition to the principal risks described above, the following additional risk is a principal risk of investing in BNY Mellon Fixed Income Completion Funds (FICS) — C:
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Concentration risk:  Because the fund concentrates its investments in the securities of issuers in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries including, without limitation, securities in such group of industries issued by government agencies or other governmental entities or by private originators or issuers, the fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries.  The fund is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting the this group of industries.  The fund is subject to the risk that: (i) its performance will be closely tied to the performance of those particular industries; (ii) its performance will be adversely impacted when such industries experience a downturn; and (iii) it will perform poorly during a slump in demand for securities of issuers in such industries.

In addition to the risks described above, each fund is subject to the following additional risks that are not anticipated to be principal risks of investing in either fund:
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Reverse repurchase agreement risk:  Reverse repurchase agreements involve leveraging.  Reverse repurchase agreements involve the risk that the investment return earned by the fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the fund will decline below the price the fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the fund.

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Convertible securities risk:  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.  Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

•
Prepayment risk:  Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity.  Issuers often exercise this right when interest rates fall.   In addition, floating rate loans may not have call protection and may be prepaid partially or in full at any time without penalty.  If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•
ETF and other investment company risk.  To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein.  The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest.  When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

•
MLP risk:  An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation.  Holders of MLP units are limited partners in a limited partnership and typically have more limited voting and other rights than stockholders of a corporation.  The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company's operations.  Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP's operations and factors affecting the energy, natural resources or real estate sectors in general.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs.  Much of the benefit the fund derives from its investment in securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate-level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the fund.

•
Leverage risk:  The use of leverage, such as entering into futures contracts, forward currency contracts, swaps or reverse repurchase agreements, may magnify the fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

•	Portfolio turnover risk: The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.
•
Temporary investment risk:  Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management
Investment Adviser
The investment adviser for each fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.  BNYIA manages approximately $[352] billion in [89] mutual fund portfolios.  The funds do not pay any fee, including a management or administrative fee, to BNYIA.  Shares of each fund are available only to Program Account clients.  Such investors pay an advisory fee, or other fee that covers advisory and administrative or other similar services, which fee is paid at the Program Account level.  Participants in a Program Account should review the Program Account brochure or literature provided by the Program Sponsor for a discussion of fees and expenses charged.  A discussion regarding the basis for the board's approving each fund's management agreement with BNYIA will be available in the fund's Form N-CSR for the period ending [______].
BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.  Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries.  BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY has $[53.1] trillion in assets under custody and administration and $[2.0] trillion in assets under management.  BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally.  BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bny.com/investments.
The asset management philosophy of BNYIA is based on the belief that discipline and consistency are important to investment success.  For each fund, BNYIA seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.  This approach is designed to provide each fund with a distinct, stable identity.
Sub-Adviser
BNYIA has engaged its affiliate, Insight North America LLC to serve as each fund's sub-adviser.  INA, subject to BNYIA's supervision and approval, provides day-to-day management of the funds' assets.  INA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.  INA's principal office is located at 200 Park Avenue, New York, New York 10166.  As of June 30, 2025, INA had approximately $[___] billion of assets under management.  (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA.  These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable.  Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.)  A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYIA and INA will be available in the fund's Form N-CSR for the period ending [______].
James DiChiaro and Scott Zaleski, CFA are each fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio.  Mr. DiChiaro is a senior portfolio manager of the fixed income team at INA and has been a primary portfolio manager of the fund since the fund's inception.  He has been employed by INA or a predecessor company of INA since 1999.  Mr. Zaleski is Head of US Multi-Sector Fixed Income at INA and has been a primary portfolio manager of the fund since the fund's inception.  He has been employed by INA or a predecessor company of INA since 2014.
The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.
BNYIA has obtained from the Securities and Exchange Commission an exemptive order and no-action relief, upon which the fund may rely, to use a manager of managers approach that permits BNYIA, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with BNYIA, without obtaining shareholder approval.  The exemptive order and no-action relief, also relieve the fund from disclosing the sub-investment advisory fee paid by BNYIA to a sub-adviser in documents filed with the Securities and Exchange Commission and provided to shareholders.  The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (i) the aggregate fees paid to BNYIA and any wholly-owned sub-adviser (as defined in the 1940 Act) and (ii) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers.  BNYIA has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board.  Currently, the fund has selected INA, an indirect wholly-owned subsidiary of BNY, to manage all of the fund's assets.  The fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser.  In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.
Distributor
BNY Mellon Securities Corporation (BNYSC), a wholly-owned subsidiary of BNYIA, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds.  BNYIA or BNYSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from BNYIA's or BNYSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, BNYIA or BNYSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary.  As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.
The fund, BNYIA, INA and BNYSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Buying and Selling Shares
Shares of a fund may be purchased on behalf of clients of "wrap fee" programs, separately managed account programs or other similar programs (each, a "Program") where BNYIA, INA or their affiliates has an agreement with the Program's sponsor (the "Program Sponsor"), or directly with the client, to provide advisory and administrative and other similar services for compensation to the Program Sponsors' or direct client accounts (each, a "Program Account").  Each fund is also offered to other BNYIA-managed funds.  Fund shares may not be purchased directly by individuals.
Each fund's shares generally are designed to be used in combination with selected individual securities held at the Program Account level as components of an investment strategy for the Program.  The funds are intended to enable certain Program investors to achieve greater diversification and/or exposure to certain securities or instruments.
Please contact your Program Sponsor (typically a registered investment adviser, bank or broker-dealer) or financial adviser for information regarding investment requirements for investing in a fund through a Program Account, such as how to obtain a client agreement to open a Program Account, the minimum investment amounts (if any) and how to sell (redeem) fund shares.
Fund shares have no sales charge and do not pay ongoing Rule 12b-1 distribution or service fees.  The price for fund shares is the net asset value (NAV) per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business.
The NYSE is closed on certain holidays listed in "Determination of NAV" in the SAI.  Fund shares may be purchased or redeemed at their NAV next calculated after an order is received in proper form by the funds' transfer agent or other authorized entity.  "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI.  Authorized entities other than the funds' transfer agent may apply different conditions for the satisfaction of "proper form" requirements.  For more information, consult your Program Sponsor.  When calculating NAVs, BNYIA generally values fixed-income investments based on values supplied by an independent pricing service approved by the funds' board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the funds' board.  Fair value of investments may be determined by BNYIA, as the funds' Valuation Designee, using such information as it deems appropriate under the circumstances.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board.  Futures contracts will be valued at the most recent settlement price.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.
Orders to buy and sell shares received by a Program Sponsor that has entered into an agreement with the funds' distributor by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) will be based on the NAV determined that day.
How to Buy Shares
Orders in proper form received and accepted by the fund will become effective at the NAV next determined after they are received by the fund, and the shares purchased will receive the dividend declared on that day.  Broker-dealers executing trades on behalf of investors eligible to invest in the funds must submit purchase orders to the funds' transfer agent, either directly or through an appropriate clearing agency. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter.

The funds have no minimum initial or subsequent investment requirement.  Minimum or maximum investment amounts may be imposed by the Program Sponsor.
How to Sell Shares
Fund shares may be sold (redeemed) at any time.  Shares redeemed will be priced at the next determined NAV.  Broker-dealers executing trades on behalf of investors eligible to invest in the funds must submit redemption orders to the funds' transfer agent, either directly or through an appropriate clearing agency. If a request for redemption is received and accepted by the fund by the time of day at which the fund determines its NAV, the proceeds of the redemption ordinarily will be paid to the broker-dealer that executes trades for your account within three days. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the funds' transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.
Shares of the funds may be held only by Program Account clients and other BNYIA-managed funds and cannot be transferred.  With respect to Program Accounts, each fund reserves the right to redeem its shares of any investor if the investor ceases to be a participant in a Program Account.  The liquidation of fund shares will have tax consequences for the investor.  Each investor, by participating in a Program Account that purchases fund shares, agrees to the redemption of such fund shares upon termination of its participation in such Program.  Please contact your Program Sponsor for further information.  Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders.  For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.
Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash.  In addition, each fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests.  Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so.  Generally, a redemption in-kind may be made under the following circumstances:  (1) BNYIA determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYIA.  Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

General Policies
The funds and the funds' transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.
Each fund reserves the right to reject any purchase request in whole or in part.  Any shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the funds' SAI.  Please see the funds' SAI for additional information on buying and selling shares.
Because each fund is designed to be a component of a broader investment program that also invests, at the direction of BNYIA, INA or their affiliates or the Program Sponsor, in individual securities and other investments, fund shares may be purchased or redeemed on a frequent or short term basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size.  Each fund is managed in a manner that is consistent with its role as part of a broader investment program.  Because all purchases and redemption orders are initiated by BNYIA, INA or their affiliates or the Program Sponsor, Program Account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in fund shares.  In addition, purchases and redemptions of fund shares by certain funds in the BNY Mellon Family of Funds may be made, such as (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds.  Accordingly, the board has not adopted policies or procedures to detect or deter frequent or short-term trading in the funds, although it reserves the right to adopt such a policy in the future if it determines that such policy is necessary or appropriate for the protection of fund shareholders.  Frequent trading may cause the funds to experience high portfolio turnover, and higher portfolio turnover may result in the funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders.
Escheatment
If an account is deemed "abandoned" or "unclaimed" under state law, the assets in the account may be "escheated" or transferred to the applicable state's unclaimed property administration.  The state may sell escheated shares and, if shareholders subsequently seek to reclaim their proceeds of liquidation from the state, they may only be able to recover the amount received when the shares were sold.  You should contact your Program Sponsor regarding applicable state escheatment laws. The funds, the funds' transfer agent and BNYIA and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes
Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  Each fund normally pays dividends monthly and capital gain distributions, if any, annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise.  There are no fees or sales charges imposed by the fund on reinvestments.
Distributions paid by the funds are subject to federal income tax, and also may be subject to state or local taxes (unless you are investing through a U.S. tax-advantaged investment plan).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income.  Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.
High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  A fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.  For example, if the fund has unrealized capital gains, these gains could become taxable to shareholders if the fund sells some appreciated positions during the year.  Such distributions can occur even in a year when the fund has a negative return.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.
If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.
Your sale of shares may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.
The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.
Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.bny.com/investments/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative.

Financial Highlights
As new funds, financial highlights information is not available for the funds as of the date of this prospectus.

For More Information
BNY Mellon Fixed Income Completion Funds (FICS) — C
BNY Mellon Fixed Income Completion Funds (FICS) — CP
Series of BNY Mellon Investment Funds II, Inc.
More information on these funds is available free upon request, including the following:
Annual/Semi-Annual Report and Financial Statements
Each fund's annual and semi-annual reports describe the fund's performance and recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report.  Each fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings.  Each fund's most recent annual and semi-annual reports and other information, such as the fund's financial statements, will be available at www.bny.com/investments.
Statement of Additional Information (SAI)
The SAI provides more details about the funds and their policies.  A current SAI is available at www.bny.com/investments and is on file with the Securities and Exchange Commission (SEC).  The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).
Portfolio Holdings
Each fund generally discloses, at www.bny.com/investments, (1) complete portfolio holdings as of each calendar quarter end with a 15-day lag and as of each month-end with a one-month lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag.  From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  A fund's portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.
A complete description of the funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the funds' SAI and at www.bny.com/investments.
To Obtain Information
By telephone.  Call 1-800-373-9387 (inside the U.S. only)
By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail.  Send your request to info@bny.com
On the Internet.  Certain fund documents can be viewed online or downloaded from:  www.bny.com/investments

Reports and other information about the fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.
SEC file number:  811-22912
© 2025 BNY Mellon Securities Corporation
6232P0625

Subject to Completion, dated August 26, 2025

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
[___], 2025
This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time.  To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.bny.com/investments or call 1-800-373-9387 (inside the U.S. only).
The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in Form N-CSR are incorporated by reference into this SAI and can be accessed by clicking on the applicable link in the "Fiscal Year End/Annual Report Date" column below.  All classes of a fund have the same fiscal year end and prospectus date, except if otherwise indicated.  Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.
Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date

BNY Mellon Investment Funds I	BNYMIFI
BNY Mellon International Equity Fund	BNYMIEF	Class A/NIEAX	September 30th	January 31st
Class C/NIECX
Class I/SNIEX
Class Y/NIEYX
BNY Mellon Global Fixed Income Fund	BNYMGFIF	Class A/DHGAX	December 31st	May 1st
Class C/DHGCX
Class I/SDGIX
Class Y/DSDYX
BNY Mellon Small Cap Growth Fund	BNYMSCGF	Class I/SSETX	September 30th	January 31st
Class Y/SSYGX
BNY Mellon Small Cap Value Fund	BNYMSCVF	Class A/RUDAX	September 30th	January 31st
Class C/BOSCX
Class I/STSVX
Class Y/BOSYX
BNY Mellon Small/Mid Cap Growth Fund	BNYMSMCGF	Class A/DBMAX	September 30th	January 31st
Class C/DBMCX
Class I/SDSCX
Class Y/DBMYX
Class Z/DBMZX
BNY Mellon Investment Funds II, Inc.	BNYMIFII
BNY Mellon Fixed Income Completion Funds (FICS) — C**	BNYMFICF — C	[___]	September 30th	[___]

BNY Mellon Fixed Income Completion Funds (FICS) — CP**	BNYMFICF — CP	[___]	September 30th	[___]

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End/Annual Report Date*	Prospectus Date

BNY Mellon Global Emerging Markets Fund	BNYMGEMF	Class A/DGEAX	October 31st	February 28th
Class C/DGECX
Class I/DGIEX
Class Y/DGEYX
BNY Mellon Yield Enhancement Strategy Fund	BNYMYESF	Class A/DABMX	October 31st	February 28th
Class C/DABLX
Class I/DABKX
Class Y/DABJX
BNY Mellon Investment Funds III	BNYMIFIII
BNY Mellon Equity Income Fund	BNYMEIF	Class A/DQIAX	May 31st	September 30th
Class C/DQICX
Class I/DQIRX
Class Y/DQIYX
BNY Mellon Global Equity Income Fund	BNYMGEIF	Class A/DEQAX	October 31st	February 28th
Class C/DEQCX
Class I/DQEIX
Class Y/DEQYX
BNY Mellon High Yield Fund	BNYMHYF	Class A/DPLTX	December 31st	May 1st
Class C/PTHIX
Class I/DLHRX
BNY Mellon International Bond Fund	BNYMIBF	Class A/DIBAX	October 31st	February 28th
Class C/DIBCX
Class I/DIBRX
Class Y/DIBYX
BNY Mellon Investment Funds IV, Inc.	BNYMIFIV
BNY Mellon Bond Market Index Fund	BNYMBMIF	Class I/DBIRX	October 31st	February 28th
Investor Shares/DBMIX
BNY Mellon Floating Rate Income Fund	BNYMFRIF	Class A/DFLAX	August 31st	December 31st
Class C/DFLCX
Class I/DFLIX
Class Y/DFLYX
BNY Mellon Institutional S&P 500 Stock Index Fund	BNYMISPSIF	Class I/DSPIX	October 31st	February 28th

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year.  The term "last fiscal year" means the most recently completed fiscal year, except that, for funds with a fiscal year ended August 31st, September 30th and October 31st, "last fiscal year" means the fiscal year immediately preceding the most recently completed fiscal year.
** As this fund had not commenced operations as of September 30, 2025, no information is provided in respect of a previous fiscal year.

TABLE OF CONTENTS
PART I

BOARD INFORMATION
Information About Each Board Member's Experience, Qualifications, Attributes or Skills
Committee Meetings
Board Members' Fund Share Ownership
Board Members' Compensation
OFFICERS
CERTAIN PORTFOLIO MANAGER INFORMATION
ADVISERS' COMPENSATION; COMPLIANCE SERVICES
Advisers' Compensation
Compliance Services
ADMINISTRATION COMPENSATION
SECURITIES LENDING ACTIVITIES
SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION
OFFERING PRICE
SECURITIES OF REGULAR BROKERS OR DEALERS
COMMISSIONS
PORTFOLIO TURNOVER VARIATION
SHARE OWNERSHIP
PART II
HOW TO BUY SHARES
Investment Minimums
Reopening an Account
Information Pertaining to Purchase Orders
Information Regarding the Offering of Share Classes
Class A
HOW TO REDEEM SHARES
Information Pertaining to Redemptions
SHAREHOLDER SERVICES
RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS
INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
INVESTMENT RESTRICTIONS
Fundamental Policies
Nonfundamental Policies
Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE
CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES
I-1 I-1 I-4 I-5 I-5 I-7 I-9 I-13 I-13 I-15 I-16 I-16 I-18 I-21 I-22 I-23 I-25 I-26 II-1 II-1 II-2 II-2 II-2 II-3 II-3 II-4 II-5 II-6 II-8 II-22 II-22 II-28 II-31 II-33 II-34

ADMINISTRATION ARRANGEMENTS
Index Licensing Disclosures—S&P
Index Licensing Disclosures— Bloomberg
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PART III
ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES
Investment Minimums
Small Account Policies
In-Kind Purchases
Information Pertaining to Purchase Orders
TeleTransfer Privilege
Reopening an Account
Multi-Class Funds
All Other Funds and Share Classes
Information Relating to Purchase Orders (money market funds only)
Converting Shares
Taxpayer ID Number
Frequent Purchases and Exchanges (non-money market funds only)
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES
Contingent Deferred Sales Charge—Multi-Class Funds
Class C
Waiver of CDSC
Redemption Through an Authorized Entity
Checkwriting Privilege
Wire Redemption Privilege
Redemption through Compatible Computer Systems
TeleTransfer Privilege
Reinvestment Privilege
Share Certificates; Medallion Signature Guarantees
Share Certificates
Medallion Signature Guarantees
Redemption Commitment
Suspension of Redemptions
Fund Liquidation (money market funds only)
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES
Fund Exchanges
Class A or Class C shares of a Multi-Class Fund
Shares Received by Exchange From Class B Shares
Class J Shares of BNY Mellon Balanced Opportunity Fund
Class Y Shares
Exchanges of Class I or Class Y Shares Held by a Retirement Plan
Auto-Exchange Privilege
Automatic Asset Builder®
Government Direct Deposit Privilege
Payroll Savings Plan
Dividend Options
Dividend Sweep
Dividend ACH
Automatic Withdrawal Plan
Letter of Intent—Class A Shares
Retirement Plans and IRAs

II-34
II-34
II-35
II-36

III-1
III-2
III-2
III-2
III-2
III-2
III-3
III-3
III-5
III-5
III-6
III-6
III-6
III-7
III-7
III-7
III-8
III-8
III-8
III-9
III-9
III-9
III-10
III-10
III-10
III-10
III-10
III-10
III-11
III-11
III-11
III-13
III-13
III-13
III-13
III-13
III-13
III-13
III-14
III-14
III-14
III-14
III-14
III-14
III-15
III-15

ADDITIONAL INFORMATION ABOUT RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
All Funds
Market Risk; Market Developments
Cybersecurity Risk
All Funds other than Money Market Funds
Equity Securities
Common Stock
Preferred Stock
Convertible Securities
Warrants and Stock Purchase Rights
IPOs
Private Placements and Pre-IPO Investments
Fixed-Income Securities
U.S. Government Securities
Corporate Debt Securities
Ratings of Securities; Unrated Securities
High Yield and Lower-Rated Securities
Zero Coupon, Pay-In-Kind and Step-Up Securities
Inflation-Indexed Securities
Variable and Floating Rate Securities
Loans
Participation Interests and Assignments
Mortgage-Related Securities
Asset-Backed Securities
Collateralized Debt Obligations
LIBOR Rate Discontinuance or Unavailability Risk
Municipal Securities
Taxable Investments (municipal or other tax-exempt funds only)
Funding Agreements
Real Estate Investment Trusts (REITs)
Money Market Instruments
Bank Obligations
Repurchase Agreements
Commercial Paper
Foreign Securities
Investing in Europe
Emerging Markets
Certain Asian Emerging Market Countries
Investing in Russia and other Eastern European Countries
Depositary Receipts and New York Shares
Sovereign Debt Obligations
Eurodollar and Yankee Dollar Investments
Investment Companies, Including Exchange-Traded Funds
Exchange-Traded Funds
Private Investment Funds
Exchange-Traded Notes
Master Limited Partnerships (MLPs)
MLP Common Units
MLP Subordinated Units
MLP Convertible Subordinated Units
MLP Preferred Units
MLP General Partner Interests

III-16
III-16
III-17
III-17
III-17
III-18
III-18
III-19
III-19
III-19
III-20
III-20
III-21
III-21
III-22
III-23
III-23
III-24
III-25
III-26
III-26
III-27
III-29
III-30
III-35
III-35
III-35
III-36
III-42
III-42
III-42
III-42
III-43
III-43
III-43
III-43
III-44
III-45
III-46
III-49
III-50
III-51
III-52
III-52
III-53
III-53
III-53
III-54
III-54
III-55
III-55
III-55
III-55

MLP Debt Securities
Equity and Debt Securities Issued by Affiliates of MLPs
MLP I-Shares
PIPEs
Derivatives
Risks
CEA Regulation
Specific Types of Derivatives
Foreign Currency Transactions
Commodities and Commodity-Related Instruments, Including Commodity ETPs
Commodity ETPs
Short-Selling
Lending Portfolio Securities
Borrowing Money
Borrowing Money for Leverage
Reverse Repurchase Agreements
Forward Commitments
Forward Roll Transactions
Illiquid Investments
Illiquid Investments Generally
Section 4(2) Paper and Rule 144A Securities
Non-Diversified Status
Investments in the Technology Sector
Investments in the Real Estate Sector
Investments in the Infrastructure Sector
Investments in the Natural Resources Sector
Investments in the Financials Sector
Money Market Funds
Ratings of Securities
Treasury Securities
U.S. Government Securities
Repurchase Agreements
Bank Obligations
Bank Securities
Floating and Variable Rate Obligations
Participation Interests
Asset-Backed Securities
Commercial Paper
Investment Companies
Foreign Securities
Municipal Securities
Derivative Products
Stand-By Commitments
Taxable Investments (municipal or other tax-exempt funds only)
Illiquid Investments
Borrowing Money
Reverse Repurchase Agreements
Forward Commitments
Interfund Borrowing and Lending Program
Lending Portfolio Securities
Money Market Fund Material Events
Financial Support Provided to Money Market Funds
RATING CATEGORIES
S&P
Issue Credit Ratings

III-56
III-56
III-56
III-56
III-56
III-57
III-58
III-59
III-66
III-67
III-68
III-68
III-68
III-69
III-69
III-69
III-70
III-70
III-71
III-71
III-71
III-71
III-71
III-71
III-72
III-73
III-73
III-73
III-74
III-74
III-74
III-75
III-75
III-76
III-76
III-76
III-77
III-77
III-77
III-77
III-77
III-77
III-78
III-78
III-78
III-78
III-78
III-78
III-78
III-79
III-79
III-79
III-79
III-79
III-79

Long-Term Issue Credit Ratings
Short-Term Issue Credit Ratings
Municipal Short-Term Note Ratings Definitions
Moody's
Long-Term Obligation Ratings and Definitions
Short-Term Ratings
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
Fitch
Corporate Finance Obligations — Long-Term Rating Scales
Structured, Project & Public Finance Obligations — Long-Term Rating Scales
Short-Term Ratings Assigned to Issuers and Obligations
Morningstar DBRS
Long Term Obligations
Commercial Paper and Short-Term Debt
ADDITIONAL INFORMATION ABOUT THE BOARDS
Boards' Oversight Role in Management
Board Composition and Leadership Structure
Additional Information About the Boards and their Committees
MANAGEMENT ARRANGEMENTS
BNYIA
Sub-Advisers
Portfolio Managers and Portfolio Manager Compensation
Certain Conflicts of Interest with Other Accounts
Code of Ethics
Distributor
Transfer and Dividend Disbursing Agent and Custodian
Annual Anti-Money Laundering Program Review
Funds' Compliance Policies and Procedures
Combined Prospectuses
Escheatment
DETERMINATION OF NAV
Valuation of Portfolio Securities (funds other than Retail and Government MMFs)
Valuation of Portfolio Securities (Retail and Government MMFs only)
Calculation of NAV
Expense Allocations
NYSE and Transfer Agent Closings
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS
Funds other than Money Market Funds
Money Market Funds
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
Taxation of the Funds
RIC Qualification Requirements
Investments in PFICs
Taxation of U.S. Shareholders
Fund Distributions
NAV Method of Accounting (money market funds only)
3.8% Surtax
Taxation of Non-U.S. Shareholders
Fund Distributions
Withholding and Information Reporting on Foreign Financial Accounts
PORTFOLIO TRANSACTIONS
Trading the Funds' Portfolio Securities

III-79
III-80
III-81
III-81
III-81
III-82
III-82
III-83
III-83
III-84
III-84
III-85
III-85
III-86
III-86
III-86
III-87
III-87
III-87
III-87
III-88
III-88
III-92
III-93
III-93
III-94
III-94
III-94
III-95
III-95
III-95
III-95
III-96
III-97
III-97
III-97
III-97
III-97
III-98
III-98
III-99
III-99
III-103
III-106
III-106
III-107
III-108
III-108
III-108
III-109
III-110
III-110

Soft Dollars
IPO Allocations
DISCLOSURE OF PORTFOLIO HOLDINGS
Policy
Procedures for Disclosing Fund Portfolio Holdings
Disclosure of Portfolio Holdings
Ongoing Arrangements
Press Interviews, Broker Discussions, etc.
Confidential Dissemination of Portfolio Holding
Disclosure of Portfolio Holdings to Employees
Procedures for Disclosing Fund Portfolio Characteristics
Public Disclosure of the Portfolio Characteristics of a Fund
Information Deemed Not to be Portfolio Holdings Information
Trading Desk and Research Reports
Confidentiality Agreements
Additional Restrictions
Waivers of Restrictions
Disclosures Required by Law
Reporting of Violations
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS
Massachusetts Business Trusts
Fund Shares and Voting Rights
GLOSSARY
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY
III-112 III-113 III-113 III-113 III-114 III-114 III-114 III-115 III-115 III-115 III-116 III-116 III-116 III-116 III-116 III-117 III-117 III-117 III-117 III-117 III-120 III-120 III-120 III-121 A-1

PART I
BOARD INFORMATION
Information About Each Board Member's Experience, Qualifications, Attributes or Skills
Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below.  The address of each board member is 240 Greenwich Street, New York, New York 10286.
All of the board members are Independent Board Members.
Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
Francine J. Bovich 1951 Board Member	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – 2025)
Andrew J. Donohue 1950 Board Member	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 –2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	N/A
Bradley J. Skapyak 1958 Board Member
Chief Operating Officer and Director of Dreyfus Corp.
(2009 – 2019)
Chief Executive Officer and Director of the Distributor
(2016 – 2019)
Transfer Agent, Chairman and Director (2011 – 2019)
Senior Vice President of the Custodian (2007 – 2019)
N/A

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Roslyn M. Watson 1949 Board Member	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	N/A
Benaree Pratt Wiley 1946 Board Member	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross-Blue Shield of Massachusetts, Director (2004 – December 2020)
1	Each board member serves on the boards' Audit, Compensation, Nominating and Litigation Committees, except that Mr. DiMartino does not serve on the Compensation Committees.

The following table shows the year each board member joined each fund's board.
	Independent Board Members
Fund	Joseph S. DiMartino	Francine J. Bovich	Andrew J. Donohue	Bradley J. Skapyak	Roslyn M. Watson	Benaree Pratt Wiley
BNYMIFI	2008	2011	2019	2021	2008	2008
BNYMIFII	2013	2013	2019	2021	2013	2013
BNYMIFIII	1999	2012	2019	2021	1992	1998
BNYMIFIV	1999	2012	2019	2021	1993	1998

Each board member, except Ms. Bovich, Mr. Donohue and Mr. Skapyak, has been a BNY Mellon Family of Funds board member for over 20 years.  Ms. Bovich has been in the asset management business for over 40 years, Mr. Donohue has over 40 years of experience in the investment funds industry and Mr. Skapyak has over 30 years of experience in the investment funds industry.  Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the boards believe has prepared them to be effective board members.  The boards believe that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the boards believe that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the boards for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with BNYIA, and also may benefit from information provided by BNYIA's counsel; counsel to the funds and to the boards have significant experience advising funds and fund board members.  The boards and their committees have the ability to engage other experts as appropriate.  The boards evaluate their performance on an annual basis.

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus Corp. (prior to its acquisition by a predecessor of BNY in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus Corp. by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.
Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025.  She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997.  She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.
Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles.  Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry.  Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015.  Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019.  Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds.  He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director, and since January 2023, Chair of the Mutual Fund Directors Forum, a leading funds industry organization.  Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.
Bradley J. Skapyak – Mr. Skapyak has over 30 years of experience in the investment funds industry.  From January 2010 through May 2019, Mr. Skapyak served as President of the funds in the BNY Family of Funds.  From June 2009 through May 2019, Mr. Skapyak served as Chief Operating Officer and Director of Dreyfus Corp., where he was primarily responsible for the relationship between Dreyfus Corp. and the BNY Mellon Family of Funds, served as management's representative at BNY Mellon Family of Funds' Board meetings and managed the mutual fund administration operations of Dreyfus Corp. in connection with its role as administrator to the BNY Mellon Family of Funds.  Mr. Skapyak also served, from August 2016 through May 2019, as Chief Executive Officer and Director of the Distributor; from May 2011 through May 2019, as Chairman and Director of the Transfer Agent; and from April 2007 through May 2019, as Senior Vice President of the Custodian.
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College.  Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.
Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee.  For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color.  Ms. Wiley currently serves on the Board of CBIZ (NYSE:CBZ).  She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts.  Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.
Committee Meetings
The boards' standing Audit, Nominating, Compensation and Litigation Committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation

BNYMIFI (9/30 fiscal year end)	3	0	1	0
BNYMIFI (12/31 fiscal year end)	3	0	1	0
BNYMIFII (10/31 fiscal year end)	2	0	0	0
BNYMIFIII (5/31 fiscal year end)	3	0	0	0
BNYMIFIII (10/31 fiscal year end)	2	0	0	0
BNYMIFIII (12/31 fiscal year end)	3	0	1	0
BNYMIFIV (8/31 fiscal year end)	3	0	1	0
BNYMIFIV (10/31 fiscal year end)	2	0	0	0

Board Members' Fund Share Ownership
The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2024.
Fund	Joseph S. DiMartino	Francine J. Bovich	Andrew J. Donohue	Bradley J. Skapyak	Roslyn M. Watson	Benaree Pratt Wiley

BNYMIEF	None	None	None	None	None	None
BNYMGFIF	None	None	None	None	None	None
BNYMSCGF	None	None	None	None	None	None
BNYMSCVF	None	None	None	$10,001 - $50,000	None	None
BNYMSMCGF	None	None	None	$1 - $10,000	None	None
BNYMFICF-C*	None	None	None	None	None	None
BNYMFICF-CP*	None	None	None	None	None	None
BNYMGEMF	None	None	None	$10,001 - $50,000	None	None
BNYMYESF	None	None	None	None	None	None
BNYMEIF	None	None	None	$10,001 - $50,000	None	None
BNYMGEIF	None	None	None	$10,001 - $50,000	None	None
BNYMHYF	None	None	None	None	None	None
BNYMIBF	None	None	None	None	None	None
BNYMBMIF	None	None	None	None	None	None
BNYMFRIF	None	None	None	None	None	None
BNYMISPSIF	None	None	None	None	None	None

Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	$50,001 - $100,000	Over $100,000	Over $100,000	$10,001 - $50,000	$50,001 - $100,000

*As of December 31, 2024, BNYMFICF-C and BNYMFICF-CP had not yet commenced operations.
See "Share Ownership" below for information on the shareholdings of each fund by board members and officers as a group.
As of December 31, 2024, none of the board members or their immediate family members owned securities of BNYIA, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BNYIA, any Sub-Advisers or the Distributor.
Board Members' Compensation
Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Board, Joseph S. DiMartino, receiving an additional 25% of such compensation.  The funds reimburse board members for their expenses.  The funds do not have a bonus, pension, profit-sharing or retirement plan.  An emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.  The funds' emeritus program was discontinued for current board members in November 2021.

The aggregate amount of fees received from the funds by each current board member and emeritus board member for the funds' last fiscal years, and by all funds in the fund complex (which comprises registered investment companies for which BNYIA or an affiliate of BNYIA serves as investment adviser) for which such person was a board member or emeritus board member during 2024, were as follows:†
Fund	Joseph S. DiMartino	Francine J. Bovich	Andrew J. Donohue	Bradley J. Skapyak

BNYMIFI (9/30 fiscal year end)	$46,952	$38,269	$38,269	$38,269
BNYMIFI (12/31 fiscal year end)	$55,278	$44,224	$44,226	$44,864
BNYMIFII (10/31 fiscal year end)	$13,158	$10,527	$10,525	$10,681
BNYMIFIII (5/31 fiscal year end)	$18,452	$14,990	$15,504	$15,504
BNYMIFIII (10/31 fiscal year end)	$8,267	$6,614	$6,614	$6,700
BNYMIFIII (12/31 fiscal year end)	$12,232	$9,785	$9,786	$9,931
BNYMIFIV (8/31 fiscal year end)	$16,556	$13,451	$13,451	$13,451
BNYMIFIV (10/31 fiscal year end)	$47,891	$38,309	$38,316	$38,907

Total compensation from the funds and fund complex (*)	$1,090,000 (92)	$699,700 (53)	$473,700 (43)	$204,700 (21)

			Emeritus Board Member
Fund	Roslyn M. Watson	Benaree Pratt Wiley	Stephen J. Lockwood

BNYMIFI (9/30 fiscal year end)	$38,269	$38,269	$16,973
BNYMIFI (12/31 fiscal year end)	$44,226	$44,225	$17,939
BNYMIFII (10/31 fiscal year end)	$10,525	$10,527	$4,731
BNYMIFIII (5/31 fiscal year end)	$15,504	$15,504	$6,171
BNYMIFIII (10/31 fiscal year end)	$6,614	$6,614	$3,004
BNYMIFIII (12/31 fiscal year end)	$9,786	$9,786	$4,000
BNYMIFIV (8/31 fiscal year end)	$13,451	$13,451	$5,992
BNYMIFIV (10/31 fiscal year end)	$38,316	$38,315	$17,252

Total compensation from the funds and fund complex (*)	$470,200 (43)	$641,700 (60)	$77,500 (21)

†
Amounts shown do not include expenses reimbursed to board members for attending board meetings.  Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the funds (allocated based on net assets), which, in 2024, for the funds ranged from $6 to $3,338 ($14,380 for all funds).

*	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member or emeritus board member served in 2024.

OFFICERS
Name Year of Birth Position Since[1]	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

David DiPetrillo 1978 President 2019[2]
Vice President and Director of BNYIA since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023

45 (85)
James Windels 1958 Treasurer 2001	Director of BNYIA since February 2023; Vice President of BNYIA since September 2020; and Director – BNY Fund Administration	46 (101)
Peter M. Sullivan 1968 Chief Legal Officer, Vice President and Assistant Secretary 2019[3]
Chief Legal Officer of BNYIA and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020

46 (101)
Sarah S. Kelleher 1975 Vice President and Secretary 2014[4]	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021	46 (101)
Deirdre Cunnane 1990 Vice President and Assistant Secretary 2019	Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021	46 (101)
Lisa M. King 1968 Vice President and Assistant Secretary 2024	Counsel of BNY since June 2023; and Regulatory Administration Group Manager of BNY Asset Servicing from February 2016 to June 2023	46 (101)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY	46 (101)

Name Year of Birth Position Since[1]	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer
Amanda Quinn 1985 Vice President and Assistant Secretary 2020	Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024	46 (101)
Daniel Goldstein 1969 Vice President 2022
Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023

45 (85)
Joseph Martella 1976 Vice President 2022
Vice President of BNYIA since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023

45 (85)
Roberto G. Mazzeo 1980 Assistant Treasurer 2024	Financial Reporting Manager – BNY Fund Administration	46 (101)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager – BNY Fund Administration	46 (101)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – BNY Fund Administration	46 (101)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – BNY Fund Administration	46 (101)

Joseph W. Connolly 1957 CCO 2004	Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of BNYIA from 2004 until June 2021	44 (87)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust	41 (96)

*  "Fund Complex" comprises registered investment companies for which BNYIA or an affiliate of BNYIA serves as investment adviser.

1
With respect to BNYMIFI, each officer has held his or her respective position since 2008, except for Messrs. DiPetrillo, Goldstein, Martella and Sullivan and Mses. Carosella, Cunnane, Kelleher and Quinn whose dates are as shown above.  With respect to BNYMIFII, each officer has held his or her respective since 2013, except for Messrs. DiPetrillo, Goldstein, Martella and Sullivan and Mses. Carosella, Cunnane, Kelleher and Quinn, whose dates are as shown above.

2	President since January 2021; previously, Vice President.
3	Chief Legal Officer since July 2021.
4	Secretary since April 2024; previously, Assistant Secretary.

Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.  The address of each officer is 240 Greenwich Street, New York, New York 10286.
CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.
Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Chris Barris	3	$1.1B	2	$209.0M	3	$1.1B
Karen Behr	9	$6.6B	None	N/A	2	$97.7M
Jon Bell	1	$223.2M	5	$5.0B	1	$192.2K
Harvey Bradley	2	$3.1B	None	N/A	None	N/A
Kevin Cronk	3	$1.1B	3	$1.1B	1	$646.0M
Liliana Castillo Dearth	2	$631.6M	7	$414.7M	None	N/A
James DiChiaro[1]	[6]	$[4.8B]	[None]	[N/A]	[10]	$[1.1B]

David France	131	$147.5B	122	$112.9B	63	$150.8B
Todd Frysinger	131	$147.5B	122	$112.9B	63	$150.8B
Peter D. Goslin	4	$2.0B	1	$10.9M	5	$1.1B
Georgina Gregory	1	$293.2M	7	$2.2B	5	$481.9M
Robert Hay	1	$223.2M	5	$5.0B	1	$192.1K
Nathaniel Hyde	3	$3.4B	None	N/A	None	N/A
Louise Kernohan	1	$293.2M	7	$2.2B	9	$3.3B
Alex Khosla	2	$631.6M	10	$1.7B	None	N/A
Monty Kori[2]	None	N/A	None	N/A	2	$281.0M
Gregg Lee	15	$22.4B	34	$23.6B	26	$33.7B
Andrew Leger	7	$2.7B	17	$91.6M	6	$859.8M
James Lydotes	4	$742.8M	4	$60.4M	12	$5.9B
Gregory P. Manley[3]	None	N/A	None	N/A	None	N/A
Brendan Murphy	7	$7.3B	4	$274.9M	6	$2.6B
Nancy G. Rogers	15	$22.4B	34	$23.6B	26	$33.7B
Lisa M. Sampson	1	$238.4M	None	N/A	None	N/A
Vlasta Sheremeta	131	$147.5B	122	$112.9B	63	$150.8B
Michael Stoll	131	$147.5B	122	$112.9B	63	$150.8B
Marlene Walker Smith	131	$147.5B	122	$112.9B	63	$150.8B
Adam Whiteley	2	$3.1B	None	N/A	28	$8.4B
Thomas Wilson	1	$293.2M	7	$2.2B	5	$481.9M
Scott Zaleski[1]	[4]	$[4.9B]	[1]	$[174M]	[32]	$[5.6B]

1  Information for Messrs. DiChiaro and Zeleski is as of [September 30], 2025.  As of such date, BNYMFICF — C and BNYMFICF — CP had not yet commenced operations.
2  Because Mr. Kori became a primary portfolio manager of BNYMSCGF and BNYMSMCGF as of February 11, 2025, his information is as of December 31, 2024.
3 Because Mr. Manley became a primary portfolio manager of BNYMSCVF as of July 21, 2025, his information is as of May 31, 2025.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.  Information is provided as of the end of the last fiscal year of the funds the portfolio managers manage.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

Chris Barris	Registered Investment Company	1	$901.0M
Karen Behr	None	N/A	N/A
Jon Bell	None	N/A	N/A
Harvey Bradley	None	N/A	N/A
Kevin Cronk	Registered Investment Company	1	$901.0M
Liliana Castillo Dearth	None	N/A	N/A

James DiChiaro[1]	[None]	[N/A]	[N/A]
David France	None	N/A	N/A
Todd Frysinger	None	N/A	N/A
Peter D. Goslin	Other Accounts	2	$850.8M
Georgina Gregory	None	N/A	N/A
Robert Hay	None	N/A	N/A
Nathaniel Hyde	None	N/A	N/A
Louise Kernohan	Other Accounts	1	$622.7M
Alex Khosla	None	N/A	N/A
Monty Kori[2]	None	N/A	N/A
Gregg Lee	None	N/A	N/A
Andrew Leger	Other Accounts	1	$54.1M
James Lydotes	None	N/A	N/A
Gregory P. Manley	None	N/A	N/A
Brendan Murphy	None	N/A	N/A
Nancy G. Rogers	None	N/A	N/A
Lisa M. Sampson	None	N/A	N/A
Vlasta Sheremeta	None	N/A	N/A
Michael Stoll	None	N/A	N/A
Marlene Walker Smith	None	N/A	N/A
Adam Whiteley	None	N/A	N/A
Thomas Wilson	None	N/A	N/A
Scott Zaleski[1]	[None]	[N/A]	[N/A]

1 Information for Messrs. DiChiaro and Zeleski is as of [September 30], 2025.
2 Information for Mr. Kori is as of December 31, 2024.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.
Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Chris Barris	BNYMFRIF	None
	BNYMHYF	$10,001-$50,000
Karen Behr	BNYMSCGF	None
	BNYMSMCGF	$10,001-$50,000
Jon Bell	BNYMGEIF	None
Harvey Bradley	BNYMGFIF	None
	BNYMIBF	None
Kevin Cronk	BNYMFRIF	None
	BNYMHYF	None
Liliana Castillo Dearth	BNYMGEMF	None
James DiChiaro	BNYMFICF — C1	None
	BNYMFICF — CP1	None
David France	BNYMISPSIF	None
Todd Frysinger	BNYMISPSIF	None
Peter D. Goslin	BNYMEIF	$100,001-$500,000
Georgina Gregory	BNYMIEF	None
Robert Hay	BNYMGEIF	None

Nathaniel Hyde	BNYMGFIF	$1-$10,000
	BNYMIBF	None
Louise Kernohan	BNYMIEF	None
Alex Khosla	BNYMGEMF	None
Monty Kori	BNYMSCGF[2]	None
	BNYMSMCGF[2]	None
Gregg Lee	BNYMBMIF	None
Andrew Leger	BNYMSCVF	$100,001-$500,000
James Lydotes	BNYMGEIF	None
Gregory P. Manley	BNYMSCVF[3]	None
Brendan Murphy	BNYMGFIF	$100,001-$500,000
	BNYMIBF	$100,001-$500,000
Nancy G. Rogers	BNYMBMIF	None
Lisa M. Sampson	BNYMYESF	None
Vlasta Sheremeta	BNYMISPSIF	None
Michael Stoll	BNYMISPSIF	None
Marlene Walker Smith	BNYMISPSIF	None
Adam Whiteley	BNYMGFIF	None
	BNYMIBF	None
Thomas Wilson	BNYMIEF	None
Scott Zaleski	BNYMFICF — C1	None
	BNYMFICF — CP1	None
	BNYMGFIF	$10,001-$50,000
	BNYMIBF	$10,001-$50,000

1  Information for Messrs. DiChiaro and Zeleski is as of [September 30], 2025.  As of such date, BNYMFICF — C and BNYMFICF — CP had not yet commenced operations.
2  Mr. Kori became a primary portfolio manager of BNYMSCGF and BNYMSMCGF as of February 11, 2025, and as of such date, he did not own any shares of the fund.
3 Because Mr. Manley became a primary portfolio manager of BNYMSCVF as of July 21, 2025, his information is as of May 31, 2025.

 ADVISERS' COMPENSATION; COMPLIANCE SERVICES
 Advisers' Compensation
For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by BNYIA and the net fees paid by the fund were as follows:
	2024 Fiscal Year			2023 Fiscal Year			2022 Fiscal Year
Fund[1]	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid
BNYMBMIF	$851,295	$69,500[2]	$781,795	$950,233	$84,000[2]	$866,233	$1,133,709	$84,210[2]	$1,049,499
BNYMEIF	$6,740,606	$0	$6,740,606	$6,294,309	$0	$6,294,309	$7,057,233	$0	$7,057,233
BNYMFRIF	$5,250,288	$0	$5,250,288	$4,887,578	$0	$4,887,578	$5,254,706	$0	$5,254,706
BNYMGEIF	$2,047,112	$0	$2,047,112	$2,522,446	$0	$2,522,446	$2,344,093	$0	$2,344,093
BNYMGEMF	$3,234,229	$0	$3,234,229	$3,455,463	$0	$3,455,463	$3,366,985	$0	$3,366,985
BNYMGFIF	$10,579,414	$0	$10,579,414	$8,742,702	$0	$8,742,702	$9,106,736	$0	$9,106,736
BNYMHYF	$4,122,569	$70,000[2]	$4,052,569	$4,172,986	$88,000[2]	$4,084,986	$5,853,055	$90,213[2]	$5,762,842
BNYMIBF	$822,249	$0	$822,249	$1,083,531	$0	$1,083,531	$1,325,411	$0	$1,325,411
BNYMIEF	$2,397,748	$192,173	$2,205,575	$3,104,407	$102,692	$3,001,715	$4,479,707	$21,583	$4,458,124
BNYMISPSIF	$3,664,678	$225,600[2]	$3,439,078	$4,089,147	$244,500[2]	$3,844,647	$5,465,690	$293,200[2]	$5,172,490
BNYMSCGF	$99,171	$99,171	$0	$174,462	$174,462	$0	$194,804	$162,550	$32,254
BNYMSCVF	$1,142,664	$80,171	$1,062,493	$1,380,246	$0	$1,380,246	$1,522,391	$0	$1,522,391
BNYMSMCGF	$10,790,942	$51,328	$10,739,614	$14,965,230	$0	$14,965,230	$22,286,984	$0	$22,286,984

1
BNYMFICF — C and BNYMFICF — CP do not pay BNYIA a fee for managing the funds.  Shares of BNYMFICF — C and BNYMFICF — CP are offered to clients of "wrap fee" programs, separately managed account programs or other similar programs where BNYIA, INA or their affiliates has an agreement with such program's sponsor, or directly with the client, to provide advisory and administrative and other similar services for compensation.  Such investors pay an advisory fee, or other fee that covers advisory and administrative or other similar services, which fee is paid at the program level.  Participants in such a program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.  Fund shares also are offered to other BNYIA-managed funds.

2	Represents the fund's allocable share of the fees and expenses of the Independent Board Members (including fees of their counsel).

The contractual fee rates paid by BNYIA to a fund's Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):
Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

BNYMFICF — C	INA	0%	N/A
BNYMFICF — CP	INA	0%	N/A
BNYMGEMF	NIM	*	*
BNYMGFIF	INA	**	**
BNYMHYF	Alcentra[1]	0.27%	0.27%
BNYMSMCGF	NIMNA	***	***
BNYMIEF	NIM	0.36%	0.28%
BNYMFRIF	Alcentra[1]	****	****
BNYMGEIF	NIM	0.36%	0.36%
BNYMIBF	INA	0.24%	0.22%
BNYMSCGF	NIMNA	0.384%	0.00%
BNYMSCVF	NIMNA	0.384%	0.328%
BNYMEIF	NIMNA	0.336%	0.323%

*
BNYMGEMF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to BNYIA and NIM.  The aggregate annual fee payable to BNYIA and NIM is 0.75% of the value of the fund's average daily net assets.  The effective aggregate fee rate for the last fiscal year was 0.75%.

**
BNYMGFIF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to BNYIA and INA.  The aggregate annual fee payable to BNYIA and INA is 0.40% of the value of the fund's average daily net assets.  The effective aggregate fee rate for the last fiscal year was 0.40%.

***
BNYMSMCGF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to BNYIA and NIMNA.  The aggregate annual fee payable to BNYIA and NIMNA is 0.60% of the value of the fund's average daily net assets.  The effective aggregate fee rate for the last fiscal year was 0.60%.

****
BNYMFRIF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to BNYIA and Alcentra.  The aggregate annual fee payable to BNYIA and Alcentra is 0.65% of the value of the fund's average daily net assets.  The effective aggregate fee rate for the last fiscal year was 0.65%.

1	Alcentra was appointed as Sub-Adviser effective November 1, 2022.

For a fund's last three fiscal years (other than funds for which the Sub-Adviser's fee is disclosed on an aggregate basis above), the fees payable by BNYIA to the fund's Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser(s) and the net fees paid were as follows:
	2024 Fiscal Year			2023 Fiscal Year			2022 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BNYMEIF/ NIMNA	$3,235,491	$125,402	$3,110,089	$3,021,268	$165,351	$2,855,917	$2,559,535	$155,474	$2,404,061
BNYMGEIF/ NIM	$982,614	$0	$982,614	$1,210,774	$0	$1,210,774	$1,125,164	$0	$1,125,164
BNYMHYF/ Alcentra[1]	$1,590,134	$0	$1,590,134	$1,609,580	$0	$1,609,580	$290,679	$0	$290,679
BNYMIBF/INA	$394,679	$27,917	$366,762	$520,095	$25,791	$494,304	$636,197	$32,007	$604,191
BNYMIEF/ NIM	$1,150,919	$254,394	$896,525	$1,490,115	$186,968	$1,303,147	$2,150,259	$120,786	$2,029,473
BNYMSCGF/ NIMNA	$47,876	$47,876	$0	$83,742	$83,742	$0	$93,506	$93,506	$0
BNYMSCVF/ NIMNA	$548,479	$80,045	$468,434	$662,518	$0	$662,518	$730,748	$0	$730,748

1	Alcentra was appointed as Sub-Adviser effective November 1, 2022.

 Compliance Services
The funds' compliance program is developed, implemented and maintained by the funds' CCO and the CCO staff.  The funds bear the CCO's compensation (which is approved by the boards), as well as the compensation of the CCO staff and the expenses of the CCO and the CCO staff (including administrative expenses).  The CCO and the CCO staff work exclusively on the compliance program and related matters for the funds and other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust, and compensation and expenses of the CCO and the CCO staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers).  Such compensation and expenses for the funds' last fiscal years were as follows:
Fund	CCO and Staff Compensation and Expenses*

BNYMIEF	$22,234
BNYMGFIF	$19,576
BNYMSCGF	$22,431
BNYMSCVF	$22,342
BNYMSMCGF	$23,740
BNYMGEMF	$21,849
BNYMYESF	$16,876
BNYMEIF	$21,479
BNYMGEIF	$22,418
BNYMHYF	$21,578
BNYMIBF	$21,095
BNYMBMIF	$20,976
BNYMFRIF	$20,980
BNYMISPSIF	$20,976
*	For unitary fee funds and BNYMFICF — C and BNYMFICF — CP, such compensation and expenses are borne by BNYIA.

ADMINISTRATION COMPENSATION
Administration fees paid to BNYIA by certain funds for the last three fiscal years were as follows:
Fund	2024 Fiscal Year	2023 Fiscal Year	2022 Fiscal Year

BNYMGFIF	$257,251	$259,309	$248,359
BNYMSCGF	$7,438	$13,085	$14,610
BNYMSCVF	$85,700	$103,518	$114,179
BNYMSMCGF	$256,549	$259,309	$248,400

SECURITIES LENDING ACTIVITIES

The dollar amounts of income and fees and compensation paid to all service providers (including fees, if any, paid to BNYIA for cash collateral management and fees paid to BNY as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year were as follows:
Fund	BNYMIEF	BNYMGFIF	BNYMSCGF	BNYMSCVF	BNYMSMCGF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$37,850	$2,805,739	$46,537	$112,780	$677,782
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$469	$36,099	$5,583	$1,742	$26,940
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$33,940	$2,504,877	$0	$98,243	$453,246
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$34,409	$2,540,976	$5,583	$99,985	$480,186
Net income from securities lending activities	$3,441	$264,763	$40,954	$12,795	$197,596

Fund	BNYMGEMF	BNYMEIF	BNYMGEIF	BNYMHYF	BNYMIBF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$6,090	$36,882	$165,894	$2,503,550	$113,392
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$589	$823	$2,194	$37,426	$488
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$1,178	$30,020	$147,604	$2,191,577	$109,316
Other fees not included in revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$1,767	$30,843	$149,798	$2,229,003	$109,804
Net income from securities lending activities	$4,323	$6,039	$16,096	$274,547	$3,588

Fund	BNYMBMIF	BNYMISPSIF	BNYMFRIF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$321,359	$20,472	$583,732
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$8,878	$2,200	$15,103
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$247,273	$2,134	$457,858
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$256,151	$4,334	$472,961
Net income from securities lending activities	$65,208	$16,138	$110,771

The services provided by BNY as securities lending agent are as follows: selection of securities to be loaned; utilization of borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; reporting dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions, including for proxies that the funds seek to vote; and arranging for return of loaned securities to the fund at loan termination.
BNYMYESF did not engage in securities lending activity during the most recent fiscal year.
SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION
The following table lists, for each of the last three fiscal years, the total commissions on sales of all classes of shares (sales loads) (as applicable) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.
Fund		2024 Fiscal Year	2023 Fiscal Year	2022 Fiscal Year

BNYMEIF	Total commissions	$319,041	$315,563	$236,964
	Commission amount retained	$38,076	$40,192	$24,253
	Total CDSCs	$1,854	$15,589	$1,447
	CDSC amount retained	$1,854	$15,589	$1,447

BNYMFRIF	Total commissions	$35,745	$2,862	$85,410
	Commission amount retained	$850	$0	$1,939
	Total CDSCs	$1,600	$431	$0
	CDSC amount retained	$1,600	$431	$0

BNYMGEIF	Total commissions	$43,253	$32,654	$32,578
	Commission amount retained	$3,707	$2,326	$3,208
	Total CDSCs	$349	$1,250	$64
	CDSC amount retained	$349	$1,250	$64

BNYMGFIF	Total commissions	$70,230	$41,118	$10,283
	Commission amount retained	$3,075	$2,653	$405
	Total CDSCs	$210	$455	$218
	CDSC amount retained	$210	$455	$218

BNYMGEMF	Total commissions	$5,327	$58,535	$16,849
	Commission amount retained	$586	$4,896	$1,947
	Total CDSCs	$98	$85	$1,824
	CDSC amount retained	$98	$85	$1,824

BNYMHYF	Total commissions	$69,350	$110,681	$11,233
	Commission amount retained	$820	$562	$233
	Total CDSCs	$674	$4,755	$175
	CDSC amount retained	$674	$4,755	$175

BNYMIBF	Total commissions	$1,453	$3,772	$309
	Commission amount retained	$91	$272	$1
	Total CDSCs	$0	$0	$5
	CDSC amount retained	$0	$0	$5

BNYMIEF	Total commissions	$235	$229	$452
	Commission amount retained	$0	$29	$7
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

BNYMSCVF	Total commissions	$836	$3,208	$3,213
	Commission amount retained	$117	$583	$387
	Total CDSCs	$0	$0	$37
	CDSC amount retained	$0	$0	$37

BNYMSMCGF	Total commissions	$126,767	$84,918	$215,314
	Commission amount retained	$12,147	$8,668	$17,120
	Total CDSCs	$2,890	$4,838	$36,300
	CDSC amount retained	$2,890	$4,838	$36,300

BNYMYESF	Total commissions	$0	$0	$810
	Commission amount retained	$0	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

BNYMIEF	Distribution Plan	Class C	$3,330	N/A	N/A	$3,330
	Shareholder Services Plan	Class A	$19,873	N/A	N/A	$19,873
		Class C	$1,110	N/A	N/A	$1,110

BNYMGFIF	Distribution Plan	Class C	$71,904	N/A	N/A	$71,904
	Shareholder Services Plan	Class A	$356,140	N/A	N/A	$356,140
		Class C	$23,968	N/A	N/A	$23,968

BNYMSCVF	Distribution Plan	Class C	$4,051	N/A	N/A	$4,051
	Shareholder Services Plan	Class A	$46,932	N/A	N/A	$46,932
		Class C	$1,350	N/A	N/A	$1,350

BNYMSMCGF	Distribution Plan	Class C	$277,090	N/A	N/A	$277,090
		Class Z	$175,451	N/A	N/A	$175,451

	Shareholder Services Plan	Class A	$960,022	N/A	N/A	$960,022
		Class C	$92,363	N/A	N/A	$92,363

BNYMGEMF	Distribution Plan	Class C	$22,500	N/A	N/A	$22,500
	Shareholder Services Plan	Class A	$33,344	N/A	N/A	$33,344
		Class C	$7,500	N/A	N/A	$7,500

BNYMYESF	Distribution Plan	Class C	$1,256	N/A	N/A	$1,256
	Shareholder Services Plan	Class A	$807	N/A	N/A	$807
		Class C	$419	N/A	N/A	$419

BNYMEIF	Distribution Plan	Class C	$376,295	N/A	N/A	$376,295
	Shareholder Services Plan	Class A	$724,969	N/A	N/A	$724,969
		Class C	$125,432	N/A	N/A	$125,432

BNYMGEIF	Distribution Plan	Class C	$65,987	N/A	N/A	$65,987
	Shareholder Services Plan	Class A	$133,299	N/A	N/A	$133,299
		Class C	$21,996	N/A	N/A	$21,996

BNYMHYF	Distribution Plan	Class A	$240,183	N/A	N/A	$240,183
		Class C	$17,645	N/A	N/A	$17,645
	Service Plan	Class C	$5,882	N/A	N/A	$5,882

BNYMIBF	Distribution Plan	Class C	$8,439	N/A	N/A	$8,439
	Shareholder Services Plan	Class A	$51,307	N/A	N/A	$51,307
		Class C	$2,813	N/A	N/A	$2,813

BNYMBMIF	Distribution Plan	Investor	$564,043	N/A	N/A	$564,043

BNYMFRIF	Distribution Plan	Class C	$7,056	N/A	N/A	$7,056
	Shareholder Services Plan	Class A	$40,735	N/A	N/A	$40,735
		Class C	$2,352	N/A	N/A	$2,352

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable.  The example assumes a purchase of Class A shares aggregating less than $50,000 or $100,000, as applicable, subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share, at the close of business on the last business day of the fund's last fiscal year.  Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below.  See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	Class	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share*	Per Share Sales Charge	Per Share Offering Price to Public

BNYMIEF	Class A	$23.37	5.75% of offering price (6.10% of NAV per share)	$1.43	$24.80
BNYMGFIF	Class A	$19.91	4.50% of offering price (4.71% of NAV per share)	$0.94	$20.85
BNYMSCVF	Class A	$21.10	5.75% of offering price (6.10% of NAV per share)	$1.29	$22.39
BNYMSMCGF	Class A	$25.32	5.75% of offering price (6.10% of NAV per share)	$1.54	$26.86
BNYMGEMF	Class A	$21.14	5.75% of offering price (6.10% of NAV per share)	$1.29	$22.43
BNYMYESF	Class A	$11.29	4.50% of offering price (4.71% of NAV per share)	$0.53	$11.82
BNYMEIF	Class A	$29.55	5.75% of offering price (6.10% of NAV per share)	$1.80	$31.35
BNYMGEIF	Class A	$14.15	5.75% of offering price (6.10% of NAV per share)	$0.86	$15.01
BNYMHYF	Class A	$5.38	4.50% of offering price (4.71% of NAV per share)	$0.25	$5.63
BNYMIBF	Class A	$12.60	4.50% of offering price (4.71% of NAV per share)	$0.59	$13.19
BNYMFRIF	Class A	$11.20	2.50% of offering price (2.56% of NAV per share)	$0.29	$11.49
*Due to rounding, the actual sales load you may pay may be more or less than that calculated using these percentages.

SECURITIES OF REGULAR BROKERS OR DEALERS
A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year:  (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities.  The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year*:
Fund	Regular Broker or Dealer	Aggregate Value Per Issuer Held By Fund

BNYMIEF	N/A	N/A

BNYMGFIF	Citigroup Global Markets Inc.	$16,356,405
	Morgan Stanley & Co. LLC	$8,191,786
	J.P. Morgan Securities LLC	$7,742,170

BNYMSCGF	N/A	N/A

BNYMSCVF	N/A	N/A

BNYMSMCGF	N/A	N/A

BNYMGEMF	N/A	N/A

BNYMYESF	N/A	N/A

BNYMEIF	J.P. Morgan Securities LLC	$37,960,907
	Morgan Stanley & Co. LLC	$5,902,589
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$4,510,512
	Goldman Sachs & Co. LLC	$1,233,974

BNYMGEIF	J.P. Morgan Securities LLC	$3,304,611

BNYMHYF	N/A	N/A

BNYMIBF	N/A	N/A

BNYMBMIF	J.P. Morgan Securities LLC	$3,807,225
	Wells Fargo Securities, LLC	$3,292,787
	Morgan Stanley & Co. LLC	$2,765,321
	Goldman Sachs & Co. LLC	$2,344,556
	Citigroup Global Markets Inc.	$1,530,989
	Barclays Capital, Inc.	$1,098,272
	Nomura Securities International, Inc.	$270,438

BNYMFRIF	N/A	N/A

BNYMISPSIF	J.P. Morgan Securities LLC	$23,582,995
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$10,544,787

Goldman Sachs & Co. LLC	$6,107,333
Morgan Stanley & Co. LLC	$5,409,113
Citigroup Global Markets Inc.	$4,572,562

* N/A = Not Applicable.
COMMISSIONS
The approximate aggregate amounts paid by each fund for brokerage commissions for its last three fiscal years, none of which were paid to Affiliated Brokers,* were as follows:
Fund	2024 Fiscal Year Commissions	2023 Fiscal Year Commissions	2022 Fiscal Year Commissions
BNYMBMIF	N/A	N/A	N/A
BNYMEIF	$113,603	$148,647	$156,583
BNYMFRIF	$22,062	$9,345	$22,297
BNYMGEIF	$120,913	$113,258	$119,366
BNYMGFIF	$586,003	$236,012	$246,947
BNYMGEMF	$120,913	$306,232	$361,453
BNYMHYF	$19,520	$7,374	$15,944
BNYMIBF	$24,279	$22,731	$26,114
BNYMIEF	$267,923	$172,836	$285,470
BNYMISPSIF	$25,005	$30,017	$19,346
BNYMSCGF	$13,443	$16,726	$17,401
BNYMSCVF	$146,450	$122,938	$189,697
BNYMSMCGF	$1,453,496	$947,327	$1,495,338
BNYMYESF	N/A	N/A	N/A
* Although no commissions were paid to Affiliated Brokers directly, unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY.  The funds paid no fees directly to affiliated clearing brokers.

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.
Fund	Reason for Any Material Difference in Commissions

BNYMIEF	N/A
BNYMGFIF	The higher level of commissions in fiscal year 2024 was due to increased trade activity.
BNYMSCGF	N/A
BNYMSCVF	N/A
BNYMSMCGF	The high level of commissions in fiscal year 2024 was due to increased fund sales.
BNYMGEMF	N/A
BNYMYESF	N/A
BNYMEIF	N/A
BNYMGEIF	N/A
BNYMHYF	N/A
BNYMIBF	N/A
BNYMBMIF	N/A
BNYMFRIF	N/A
BNYMISPSIF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

BNYMIEF	N/A	N/A
BNYMSCGF	$12,247,111	$5,381
BNYMSCVF	$150,543,041	$56,529
BNYMSMCGF	$2,195,370,013	$675,442
BNYMGEMF	N/A	N/A
BNYMEIF	$270,882,887	$23,100
BNYMGEIF	N/A	N/A
BNYMISPSIF	N/A	N/A

PORTFOLIO TURNOVER VARIATION

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus.  The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).
Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

BNYMYESF	N/A
BNYMGEMF	N/A
BNYMSCGF	N/A
BNYMSCVF	N/A
BNYMSMCGF	N/A
BNYMIEF	Portfolio turnover was elevated in 2024 compared to 2023 due to market volatility which provided opportunities in international equity markets.
BNYMGFIF	N/A
BNYMISPSIF	N/A
BNYMBMIF	N/A
BNYMFRIF	N/A
BNYMEIF	N/A
BNYMGEIF	N/A
BNYMHYF	N/A
BNYMIBF	N/A

SHARE OWNERSHIP
The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund.  All information for a fund is as of the date indicated for the first listed class.  Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding as of the date indicated below. BNYMFICF-C and BNYMFICF-CP had no 5% shareholders because, as of November 1, 2025, the funds had not yet commenced operations.

Date	Fund	Class	Name & Address	Percent Owned

April 1, 2025	BNYMGFIF	Class A	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	37.6019%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	29.4499%

			Empower Trust 8515 E. Orchard Road Greenwood Village, CO 80111	9.6410%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	5.9536%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	40.4908%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	17.2702%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	9.3774%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	8.2958%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6.9835%

		Class I	National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	14.4946%

Date	Fund	Class	Name & Address	Percent Owned

	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	14.2585%

	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	14.1787%

	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	14.0485%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	8.0902%

	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7.7571%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.6587%

	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	7.2698%

Class Y	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456-9989	27.0832%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.4638%

	Empower Financial Services Inc. 8515 East Orchard Road Greenwood Village, CO 80111	12.1455%

	NONAB & Co. 90 Main Street, #92 Wellsboro, PA 16901-1517	9.6138%

	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	5.8998%

	Capinco 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	5.2913%

Date	Fund	Class	Name & Address	Percent Owned

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	5.0251%

January 2, 2025	BNYMIEF	Class A	Morgan Stanley Smith Barney LLC One New York Plaza, Floor 12 New York, NY 10004-1901	82.3139%

		Class C	Morgan Stanley Smith Barney LLC One New York Plaza, Floor 12 New York, NY 10004-1901	81.5509%

			RBC Capital Markets LLC 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-1931	10.6201%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.8514%

		Class I	Morgan Stanley Smith Barney LLC One New York Plaza, Floor 12 New York, NY 10004-1901	50.0035%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	35.4865%

		Class Y	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456-9989	68.5991%

			MSCS Financial Services LLC 717 17th Street Suite 1300 Denver, CO 80202	31.3867%

January 2, 2025	BNYMSCGF	Class I	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	28.3710%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23.6119%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	13.7096%

Date	Fund	Class	Name & Address	Percent Owned
			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	10.0177%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	9.3195%

		Class Y	Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	53.2028%

			State Street Bank and Trust One Lincoln Street Boston, MA 02111-2901	42.0089%

January 2, 2025	BNYMSCVF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.1850%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	9.8841%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	9.7408%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	7.6804%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.6817%

		Class C	Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	92.1165%

		Class I	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	28.2496%

			Reliance Trust Company FBO T. Rowe Price Retirement Plan Clients P.O. Box 78446 Atlanta, Georgia 30357	16.0087%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	12.8156%

Date	Fund	Class	Name & Address	Percent Owned
			University Health Inc 111 Colchester Ave Burlington, VT 05401-1473	10.3535%

			Saxon & Co PO Box 94597 Cleveland, OH 44101-4597	6.3920%

			Empower Trust 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	6.3186%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	6.2060%

		Class Y	Empower Trust White and Case Savings & Investment 8515 East Orchard Road Greenwood Village, CO 80111	91.6889%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	8.2797%

January 2, 2025	BNYMSMCGF	Class A	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	12.9160%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	11.2339%

			Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	5.5403%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.2995%

			Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	5.0972%

		Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	24.1625%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	21.8939%

Date	Fund	Class	Name & Address	Percent Owned
	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	15.0481%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.7688%

	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	5.3061%

Class I	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	16.0047%

	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	13.1838%

	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	12.1945%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.8170%

	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	9.4682%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	8.4427%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	7.7218%

	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.5478%

Class Y	Voya Institutional Trust FBO Core Market Solutions 30 Braintree Hill Office Park Braintree, MA 02184-8747	30.7009%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	27.4796%

Date	Fund	Class	Name & Address	Percent Owned

			Empower Financial Services Inc. 8515 East Orchard Road Greenwood Village, CO 80111	14.1550%

			State Street Bank and Trust One Lincoln Street Boston, MA 02111-2901	12.1605%

		Class Z	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	16.4510%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	7.2663%

February 3, 2025	BNYMGEMF	Class A	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	35.5196%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	13.5574%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	10.4879%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	10.3096%

			Gerlach & Co., LLC 3800 Citigroup Center Building B3-14 Tampa, FL 33610	6.6073%

		Class C	Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	38.1949%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	25.5340%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	22.1904%

		Class I	Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	40.7408%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	21.3751%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	16.3841%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.5064%

			National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	5.9336%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.5893%

		Class Y	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	76.8700%

			Gerlach & Co., LLC 3800 Citigroup Center Building B3-14 Tampa, FL 33610	20.8416%

February 3, 2025	BNYMYESF	Class A	RBC Capital Markets, LLC 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-1931	19.7326%

			Lisa S. Dubin Henderson, NV	11.9996%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11.3684%

			J.P. Morgan Securities, LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0003	8.4599%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.0397%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	7.9745%

Date	Fund	Class	Name & Address	Percent Owned

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6.5720%

			Michael W. Hatmaker Fayetteville, PA	5.3753%

			Linda J. Berti Moraga, CA	5.0245%

		Class C	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	65.4743%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	20.2302%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	14.2954%

		Class I	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	85.6132%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	5.8964%

		Class Y	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	100.0000%

September 3, 2024	BNYMEIF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.6716%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.4969%

			National Financial Services LLC 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7.3260%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.9582%

Date	Fund	Class	Name & Address	Percent Owned

Class C	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	20.3081%

	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	15.8634%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	15.7644%

	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	10.1335%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.5679%

	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	7.4873%

	National Financial Services LLC 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7.0202%

	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.0539%

Class I	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	32.2304%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.7576%

	National Financial Services LLC 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	10.9504%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	8.4425%

Date	Fund	Class	Name & Address	Percent Owned
			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	6.9465%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.9154%

		Class Y	Newton Investment Management North America LLC 240 Greenwich Street Floor 6 New York, NY 10007-2163	31.7171%

			DCGT 711 High Street Des Moines, IA 50392-0001	20.9506%

			National Financial Services LLC 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	18.9474%

			Empower Trust 8515 E. Orchard Road Greenwood Village, CO 80111	12.3491%

			Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	5.9997%

February 3, 2025	BNYMGEIF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	18.5369%

			American Enterprise Investment Service 707 Second Avenue South Minneapolis, MN 55402-2405	13.3014%

			Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	9.5209%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	9.1309%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.3465%

Date	Fund	Class	Name & Address	Percent Owned
	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.5965%

	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	6.4203%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.8023%

Class C	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	20.4991%

	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	18.7054%

	Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	17.1673%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	11.3965%

	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	10.9661%

	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7.8258%

Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	23.1023%

	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	22.1891%

	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	13.4451%

	Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	12.2481%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.0255%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.8170%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	5.2913%

		Class Y	Empower Financial Services Inc. 8515 East Orchard Road Greenwood Village, CO 80111	69.9211%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	18.9194%

			Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	8.0308%

April 1, 2025	BNYMHYF	Class A	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	8.4631%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	7.9015%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	7.8600%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.7946%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.0152%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-0000	6.2345%

Date	Fund	Class	Name & Address	Percent Owned
		Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	59.0844%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	16.8376%

			National Financial Services, LLC. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.6765%

		Class I	SEI Private Trust 1 Freedom Valley Drive Oaks, PA 19456-9989	80.7290%

			BNY Mellon Yield Enhancement Strategy Fund c/o BNY Mellon Investment Adviser, Inc. 2 Hanson Place, Floor 11 Brooklyn, NY 11217-4717	7.8627%

February 3, 2025	BNYMIBF	Class A	National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	42.9521%

			Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	8.8238%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	7.4178%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	5.3705%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	5.3683%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	25.2347%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	20.6664%

Date	Fund	Class	Name & Address	Percent Owned
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	15.5946%

	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	15.3950%

	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	8.4077%

	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.6399%

Class I	National Financial Services, LLC. 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	28.9992%

	Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	10.6780%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.3062%

	Reliance Trust Company P.O. Box 78446 Atlanta, GA 30357-8446	8.2961%

	Springtrust 17801 Georgia Avenue Olney, MD 20832	7.3055%

	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	6.5011%

	UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.4155%

	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.5171%

Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	84.8060%

Date	Fund	Class	Name & Address	Percent Owned
			Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	13.4657%

February 3, 2025	BNYMBMIF	Investor shares	Valic Retirement Services Co. 2929 Allen Parkway A6-20 Houston, TX 77019-7117	35.1704%

			Talcott Resolution Life Insurance P.O. Box 5051 Hartford, CT 06102	14.9422%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	6.0536%

			Empower Financial Services Inc. 8515 East Orchard Road Greenwood Village, CO 80111	6.0448%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	31.8393%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	15.5734%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	9.2044%

			Mid Atlantic Clearing & Settle 1251 Waterfront Place, Suite 510 Pittsburgh, PA 15222	5.5696%

			Empower Financial Services Inc. 8515 East Orchard Road Greenwood Village, CO 80111	5.3830%

December 2, 2024	BNYMFRIF	Class A	National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	42.5705%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	25.0051%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	8.2239%

Date	Fund	Class	Name & Address	Percent Owned
			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.6451%

		Class C	Raymond James 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	29.7441%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	27.2617%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.5330%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	12.5381%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	9.8329%

		Class I	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	62.7447%

			National Financial Services LLC Attn: Mutual Fund Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	25.1680%

		Class Y	SEI Private Trust Company Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	85.0026%

			BNY Mellon Yield Enhancement Strategy Fund c/o BNY Mellon Investment Adviser, Inc. 2 Hanson Place, Floor 11 Brooklyn, NY 11217-4717	10.7627%

February 3, 2025	BNYMISPSIF	Class I	SEI Private Trust One Freedom Valley Drive Oaks, PA 19456-9989	19.5348%

			National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	10.5215%

Date	Fund	Class	Name & Address	Percent Owned
Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	7.3111%

Fidelity Investments Institutional Operations Co. 100 Magellan Way Covington, KY 41015-1999	5.7011%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.2981%

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of BNYIA, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by BNYIA or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as BNYIA).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Investments managers, including BNYIA, may sponsor and/or manage a fund in which a BNY affiliate invests seed capital ("Seed Capital").  Such investments may raise potential conflicts of interest because a BNY affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors.  This informational advantage could be perceived as enabling a BNY affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY or its affiliates.  In order to mitigate such conflicts, BNY has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds.  The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY.  In extraordinary circumstances and subject to certain conditions, BNY will have the authority to modify the application of the Seed Capital Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made.  The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as BNYIA).

 PART II
HOW TO BUY SHARES
See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.
Investment Minimums
All Funds other than BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP
The minimum initial investment for each fund is $1,000 for full-time or part-time employees of BNYIA or any of its affiliates, directors of BNYIA board members of a fund advised by BNYIA, or the spouse, domestic partner or minor child of any of the foregoing.
The minimum initial investment for each fund, except BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund (Class I shares) and BNY Mellon High Yield Fund, is $50 for full-time or part-time employees of BNYIA or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.
Shares of BNY Mellon Institutional S&P 500 Stock Index Fund may be offered without regard to the minimum initial or subsequent investment requirements to certain third party programs for individual investors, upon approval of the fund.
Shares of each fund, except BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund and BNY Mellon High Yield Fund, are offered without regard to the minimum initial investment requirements to board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the funds.
Shares of each fund, except BNY Mellon Bond Market Index Fund (Class I shares), are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee-based programs.
Each fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.
BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP
The funds have no minimum initial or subsequent investment requirement.
Shares of the funds may be purchased on behalf of clients of "wrap fee" programs, separately managed account programs or other similar programs (each, a "Program") where BNYIA, INA or their affiliates has an agreement with the Program's sponsor (the "Program Sponsor"), or directly with the client, to provide advisory and administrative and other similar services for compensation to the Program Sponsors' accounts (each, a "Program Account").  Fund shares also may be purchased by other BNYIA-managed funds.  Fund shares may not be purchased directly by individuals.
Each fund's shares generally are designed to be used in combination with selected individual securities held at the Program Account level as components of an investment strategy for the Program.  Each fund is intended to enable certain Program investors to achieve greater diversification and/or exposure to certain securities or instruments.  Please contact your Program Sponsor or financial adviser for information regarding investment requirements for investing in a fund through a Program Account, such as how to open a Program Account, minimum investment amounts (if any) and how to sell (redeem) shares.  In addition, fund shares held on behalf of a Program client will be redeemed automatically when the client terminates its Program Account.
Reopening an Account
You may reopen an account in each fund, except in the fund listed in the paragraph below and in BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP, with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.
BNY Mellon Institutional S&P 500 Stock Index Fund.  You may reopen an account in the fund with a minimum investment of $1,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.
Information Pertaining to Purchase Orders
BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your purchase order to be effective.
Information Regarding the Offering of Share Classes
The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as described below.  Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients.  Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services, as applicable, described in the prospectus or this SAI, you may need to open a fund account directly with the fund.  Please consult your Service Agent.
Former Class B Shares of Certain Funds.  On March 13, 2012, outstanding Class B shares of BNY Mellon High Yield Fund converted to Class A shares.
Old Class T Shares of Certain Funds.  BNY Mellon Equity Income Fund and BNY Mellon Global Equity Income Fund offered Old Class T shares prior to February 4, 2009.
Class C Shares of Multi-Class Funds.  Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in the fund's prospectus, automatically convert to Class A shares in the month of or month following the eight-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.
Class I Shares of Certain Funds.  Holders of Class I shares of BNY Mellon High Yield Fund who have held their shares since June 5, 2003 may purchase directly from the fund, for accounts maintained with the fund, Class I shares of the fund whether or not they would otherwise be eligible to do so.
Holders of Class I shares of BNY Mellon Bond Market Index Fund and BNY Mellon Institutional S&P 500 Stock Index Fund who have held their shares since August 30, 2016 may purchase directly from the fund, for accounts maintained with the fund, Class I shares of the fund whether or not they would otherwise be eligible to do so.
Class I shares of certain funds that do not offer Class Y shares are offered to certain series of BNY Mellon Funds Trust and/or to certain other funds in the BNY Mellon Family of Funds.
U.S.-based employees of BNY, board members of BNYIA and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, may purchase Class I shares of a fund directly through the Retail Services Division of the Distributor, provided they consent to receive electronically all relevant fund documents, including account statements, confirmations, tax forms, prospectuses, SAIs, supplements, proxy statements and shareholder reports, and make an initial investment in the fund of at least $1,000.  Consent to receive electronic delivery may be revoked at any time.  Upon such revocation, any Class I shares of a fund held by such investor may be converted to Class A shares of the fund.  In addition, the funds reserve the right to convert Class I shares held by a board member or employee of BNY into Class A shares after the board member or employee ceases to serve in that capacity.

Class Z Shares of BNY Mellon Small/Mid Cap Growth Fund.  Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the fund in exchange for their Class F shares of BNY Mellon Mid-Cap Growth Fund as a result of the reorganization of such fund, and who purchase such shares directly from the fund for accounts maintained with the fund.  In addition, certain broker dealers and other financial institutions maintaining accounts with BNY Mellon Mid-Cap Growth Fund at the time of the reorganization of such fund may purchase Class Z shares of BNY Mellon Small/Mid Cap Growth Fund on behalf of qualified retirement plans and "wrap accounts" or similar programs.
Class A
General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares – Class A."  The public offering price for Class A shares of BNY Mellon Floating Rate Income Fund is the net asset value per share of that class, plus a sales load as shown below:
Total Sales Load* – Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $100,000 $100,000 to less than $250,000 $250,000 to less than $500,000 $500,000 to less than $1,000,000 $1,000,000 or more	2.50 2.00 1.50 1.00 -0-	2.56 2.10 1.52 1.01 -0-	2.25 1.75 1.25 0.75 -0-

*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

 HOW TO REDEEM SHARES
See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.
Fund	Services*
BNY Mellon Institutional S&P 500 Stock Index Fund BNY Mellon Bond Market Index Fund	TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege
BNY Mellon High Yield Fund	Checkwriting Privilege (Class A only) TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
BNY Mellon Small Cap Growth Fund	TeleTransfer Privilege Wire Redemption Privilege

BNY Mellon Equity Income Fund
BNY Mellon Floating Rate Income Fund
BNY Mellon Global Emerging Markets Fund
BNY Mellon Global Equity Income Fund
BNY Mellon International Bond Fund
BNY Mellon International Equity Fund
BNY Mellon Global Fixed Income Fund
BNY Mellon Small Cap Value Fund
BNY Mellon Small/Mid Cap Growth Fund
BNY Mellon Yield Enhancement Strategy Fund
TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

*	Institutional Direct accounts are not eligible for online services.
Information Pertaining to Redemptions
BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP.  Shares of the funds may be held only by Program Account clients and other BNYIA-managed funds and cannot be transferred.  With respect to Program Accounts, each fund reserves the right to redeem its shares of any investor if the investor ceases to be a participant in a Program Account.  The liquidation of fund shares will have tax consequences for the investor.  Each investor, by participating in a Program Account that purchases fund shares, agrees to the redemption of such fund shares upon termination of its participation in such Program.  Please contact your Program Sponsor for further information.  Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  To maximize each fund's ability to track its Index, you are urged to transmit redemption requests so that they may be received by the fund or the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your redemption requests to be effective.

 SHAREHOLDER SERVICES
The following shareholder services apply to the funds.  See "Additional Information About Shareholder Services" in Part III of this SAI for more information.
Fund	Services*
BNY Mellon Equity Income Fund
BNY Mellon Floating Rate Income Fund
BNY Mellon Global Emerging Markets Fund
BNY Mellon Global Equity Income Fund
BNY Mellon High Yield Fund
BNY Mellon International Bond Fund
BNY Mellon International Equity Fund
BNY Mellon Global Fixed Income Fund
BNY Mellon Small Cap Value Fund
BNY Mellon Small/Mid Cap Growth Fund
BNY Mellon Yield Enhancement Strategy Fund

Fund Exchanges
Auto-Exchange Privilege
Automatic Asset Builder
Government Direct Deposit Privilege
Payroll Savings Plan
Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

BNY Mellon Institutional S&P 500 Stock Index Fund BNY Mellon Bond Market Index Fund
Fund Exchanges
Auto-Exchange Privilege
Automatic Asset Builder
Government Direct Deposit Privilege
Payroll Savings Plan
Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

BNY Mellon Small Cap Growth Fund	Fund Exchanges Corporate Pension/Profit-Sharing and Retirement Plans

*	Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described in Part III of this SAI. Institutional Direct accounts are not eligible for online services.

 RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS
The following Plans apply to the funds.  See "Additional Information About Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" in Part III of this SAI for more information about the Plans.
Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
BNY Mellon Equity Income Fund
BNY Mellon Floating Rate Income Fund
BNY Mellon Global Emerging Markets Fund
BNY Mellon Global Equity Income Fund
BNY Mellon High Yield Fund
BNY Mellon International Bond Fund
BNY Mellon International Equity Fund
BNY Mellon Global Fixed Income Fund
BNY Mellon Small Cap Value Fund
BNY Mellon Small/Mid Cap Growth Fund
BNY Mellon Yield Enhancement Strategy Fund
	Class C	Distribution Plan (12b-1)
The fund pays the Distributor 0.75% with respect to Class C shares for distributing Class C shares.  The Distributor may pay one or more Service Agents in respect of distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

BNY Mellon High Yield Fund	Class A	Distribution Plan (12b-1)
The fund pays the Distributor 0.25% with respect to Class A shares to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of the relevant class of shares.  The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold the relevant class of shares.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
BNY Mellon Bond Market Index Fund	Class A Investor Shares	Distribution Plan (12b-1)
The fund pays the Distributor up to 0.25% with respect to Class A shares and Investor shares to compensate the Distributor and its affiliates for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of the relevant class of shares.  The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold the relevant class of shares.

BNY Mellon Equity Income Fund
BNY Mellon Floating Rate Income Fund
BNY Mellon Global Emerging Markets Fund
BNY Mellon Global Equity Income Fund
BNY Mellon International Bond Fund
BNY Mellon International Equity Fund
BNY Mellon Global Fixed Income Fund
BNY Mellon Small Cap Value Fund
BNY Mellon Small/Mid Cap Growth Fund
BNY Mellon Yield Enhancement Strategy Fund
	Class A Class C	Shareholder Services Plan (servicing)
The fund pays the Distributor 0.25% with respect to Class A and Class C shares for the provision of certain services to the shareholders of the relevant class of shares.  Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts.  Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

BNY Mellon High Yield Fund	Class C	Service Plan (12b-1)
The fund pays the Distributor and/or its affiliates 0.25% with respect to Class C shares for the provision of certain services to the shareholders of this class.  Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts.  Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
BNY Mellon Small/Mid Cap Growth Fund	Class Z	Service Plan (12b-1)
The fund pays the Distributor up to .25% with respect to Class Z shares to reimburse the Distributor for distributing Class Z shares and for providing certain services relating to shareholder accounts of this class.  The Distributor may pay certain Service Agents in respect of these services.

* As applicable to the funds listed (not all funds have all classes shown).
** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.
*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.
 INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund.  For BNY Mellon Yield Enhancement Strategy Fund, investments and investment techniques indicated below may be used by the fund and/or certain Underlying Funds in which it invests.  Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions").  See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.
Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Institutional S&P 500 Stock Index Fund	✔		✔
BNY Mellon Bond Market Index Fund			✔	✔		✔
BNY Mellon Equity Income Fund	✔	✔	✔	✔		✔
BNY Mellon Floating Rate Income Fund	✔		✔	✔	✔	✔	✔
BNY Mellon Global Emerging Markets Fund	✔	✔	✔	✔	✔	✔
BNY Mellon Global Equity Income Fund	✔	✔	✔	✔	✔	✔	✔
BNY Mellon High Yield Fund	✔	✔	✔	✔	✔	✔

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon International Bond Fund	✔		✔	✔	✔ (up to 25% of assets)	✔	✔
BNY Mellon International Equity Fund	✔	✔	✔	✔	✔	✔
BNY Mellon Global Fixed Income Fund	✔		✔	✔	✔ (up to 25% of assets)	✔	✔
BNY Mellon Small Cap Growth Fund	✔	✔	✔	✔		✔
BNY Mellon Small Cap Value Fund	✔	✔	✔	✔		✔
BNY Mellon Small/Mid Cap Growth Fund	✔	✔	✔	✔	✔	✔
BNY Mellon Yield Enhancement Strategy Fund	✔	✔	✔	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — C	✔		✔	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — CP	✔		✔	✔	✔	✔	✔

[1]
For all funds other than BNY Mellon Institutional S&P 500 Stock Index Fund, includes common and preferred stock, convertible securities and warrants.  For BNY Mellon Institutional S&P 500 Stock Index Fund, includes common stock.  For fixed-income funds, preferred stock, convertible securities and warrants in which the funds invest may be deemed to be fixed-income securities.

[2]
BNY Mellon Institutional S&P 500 Stock Index Fund may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below.

[3]
For each of BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid-Cap Growth Fund, the fixed-income securities issued by corporate issuers in which the fund may invest must be rated A or better, or, if unrated, determined by the Adviser to be of comparable credit quality.  Additionally, each of BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid-Cap Growth Fund may invest up to 5% of its net assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

Fund	Variable and Floating Rate Securities[4]	Loans[5]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
BNY Mellon Institutional S&P 500 Stock Index Fund	✔
BNY Mellon Bond Market Index Fund	✔	✔	✔	✔
BNY Mellon Equity Income Fund	✔
BNY Mellon Floating Rate Income Fund	✔	✔	✔	✔	✔
BNY Mellon Global Emerging Markets Fund	✔
BNY Mellon Global Equity Income Fund	✔
BNY Mellon High Yield Fund	✔	✔ (up to 20% of net assets)	✔	✔	✔
BNY Mellon International Bond Fund	✔	✔ (up to 20% of net assets)	✔	✔	✔
BNY Mellon International Equity Fund
BNY Mellon Global Fixed Income Fund	✔	✔ (up to 20% of net assets)	✔	✔	✔
BNY Mellon Small Cap Growth Fund
BNY Mellon Small Cap Value Fund
BNY Mellon Small/Mid Cap Growth Fund
BNY Mellon Yield Enhancement Strategy Fund	✔	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — C	✔	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — CP	✔	✔	✔	✔	✔

[4]	For BNY Mellon Institutional S&P 500 Stock Index Fund, variable amount master demand notes only.
[5]
BNY Mellon Bond Market Index Fund will acquire participation interests only if the lender interpositioned between the fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[6]
BNY Mellon Institutional S&P 500 Stock Index Fund			✔	✔
BNY Mellon Bond Market Index Fund	✔ (taxable municipal securities only)		✔	✔
BNY Mellon Equity Income Fund			✔	✔
BNY Mellon Floating Rate Income Fund			✔	✔
BNY Mellon Global Emerging Markets Fund			✔	✔
BNY Mellon Global Equity Income Fund			✔	✔
BNY Mellon High Yield Fund	✔			✔
BNY Mellon International Bond Fund	✔		✔	✔
BNY Mellon International Equity Fund			✔	✔
BNY Mellon Global Fixed Income Fund	✔		✔	✔
BNY Mellon Small Cap Growth Fund			✔	✔
BNY Mellon Small Cap Value Fund			✔	✔
BNY Mellon Small/Mid Cap Growth Fund			✔	✔
BNY Mellon Yield Enhancement Strategy Fund	✔		✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — C	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — CP	✔	✔	✔	✔

[6]	Except as described below, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper.

For BNY Mellon High Yield Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements, commercial paper and other short-term corporate obligations.  The commercial paper purchased by the fund will consist only of direct obligations which, at the time of their purchase, are (a) rated P-1 by Moody's, A-1 by S&P or F1 by Fitch, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's, A-1 by S&P or F1 by Fitch or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.  The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the fund invest in repurchase agreements for more than one year.

For BNY Mellon Institutional S&P 500 Stock Index Fund, to maintain liquidity, the fund may invest up to 5% of its assets in U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, when-issued transactions and variable amount master demand notes.  BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund each will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, P-1 by Moody's or F1 by Fitch.
Except for BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund and BNY Mellon High Yield Fund, generally, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.  When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).
Otherwise than in connection with (1) or (2) above, for each of BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund, includes short-term U.S. Government securities and repurchase agreements; however, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund each may invest only up to 10% of its net assets in repurchase agreements.  Money market instruments in which each of these funds invests will be rated at the time of purchase P-1 by Moody's, or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality.  At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa or A by Moody's or AAA, AA, or A by S&P or, if not rated, determined to be of comparable credit quality by the Adviser.  Each fund may invest up to 5% of its total assets in short-term debt securities which are rated Baa by Moody's or BBB by S&P or, if not rated, determined to be of comparable credit quality by the Adviser.
For BNY Mellon Global Fixed Income Fund, commercial paper will be rated at the time of purchase P-1 by Moody's or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality.  Except for when the fund adopts a temporary defensive position, BNY Mellon Global Fixed Income Fund may invest up to 25%, of its net assets in repurchase agreements.

Fund	Foreign Securities[7]	Emerging Markets[8]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Institutional S&P 500 Stock Index Fund	✔
BNY Mellon Bond Market Index Fund	✔	✔		✓
BNY Mellon Equity Income Fund	✔		✔
BNY Mellon Floating Rate Income Fund	✔ (up to 30% of net assets)	✔		✔
BNY Mellon Global Emerging Markets Fund	✔	✔	✔	✔
BNY Mellon Global Equity Income Fund	✔	✔ (up to 30% of assets)	✔
BNY Mellon High Yield Fund	✔	✔
BNY Mellon International Bond Fund	✔	✔	✔	✓
BNY Mellon International Equity Fund	✔	✔ (up to 20% of total assets)	✔	✔ (sovereign debt obligations only)
BNY Mellon Global Fixed Income Fund	✔	✔		✔
BNY Mellon Small Cap Growth Fund	✔ (up to 15% of total assets)	✔	✔
BNY Mellon Small Cap Value Fund	✔ (up to 15% of total assets)	✔	✔
BNY Mellon Small/Mid Cap Growth Fund	✔ (up to 15% of total assets)	✔	✔
BNY Mellon Yield Enhancement Strategy Fund	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — C	✔	✔ (up to 20% of net assets)	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — CP	✔	✔ (up to 20% of net assets)	✔	✔

[7]	BNY Mellon Institutional S&P 500 Stock Index Fund may invest in foreign securities as is consistent with its other investment policies.
[8]
BNY Mellon International Bond Fund may invest up to 30% of its total assets in the securities of issuers located in emerging markets generally and BNY Mellon Global Fixed Income Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets generally.  These limitations do not apply to investments denominated or quoted in the Euro.  For BNY Mellon International Bond Fund, emerging markets include countries in Asia (including Russia), eastern Europe, Latin and South America, the Mediterranean and Africa or countries in any other region that the portfolio managers believe has an emerging economy or market.  BNY Mellon Global Fixed Income Fund considers emerging markets to be those countries listed in the Barclays Capital Global Emerging Markets Index or any other country that the portfolio managers believe has an emerging economy or market.

BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund each may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers in any one emerging market country.  For BNY Mellon Small Cap Growth Fund, emerging markets include countries in Asia (including Russia), eastern Europe, Latin and South America, the Mediterranean and Africa or countries in any other region that the portfolio managers believe has an emerging economy or market.
With regard to BNY Mellon Bond Market Index Fund, emerging markets include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing; or any other country that the portfolio managers believe has an emerging economy or market.  With regard to BNY Mellon Global Emerging Markets Fund, the fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index.  With regard to BNY Mellon International Equity Fund, the Adviser considers an emerging market to be any market that is:  generally recognized to be an emerging or developing market by the international financial community, including the World Bank and the International Financial Corporation; or classified by the United Nations as developing; or included in the International Financial Corporations Free Index or the Morgan Stanley Capital International Emerging Markets Free Index; or any other country that the portfolio managers believe has an emerging economy or market.  With regard to BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund, the Adviser considers an emerging market to be any country that is not represented in the Morgan Stanley Capital International World Index or any other country that the portfolio managers believe has an emerging economy or market.
BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP may each invest up to 20% of its net assets in the securities of issuers located in emerging markets generally.  The funds consider emerging market countries to be those countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange- Traded Notes	MLPs	Futures Transactions[9]	Options Transactions[10]
BNY Mellon Institutional S&P 500 Stock Index Fund		✔	✔		✔	✔	✔
BNY Mellon Bond Market Index Fund		✔	✔			✔	✔
BNY Mellon Equity Income Fund	✔	✔	✔		✔	✔	✔
BNY Mellon Floating Rate Income Fund		✔	✔			✔	✔
BNY Mellon Global Emerging Markets Fund	✔	✔	✔		✔	✔	✔
BNY Mellon Global Equity Income Fund	✔	✔	✔		✔	✔	✔
BNY Mellon High Yield Fund		✔	✔			✔	✔
BNY Mellon International Bond Fund	✔	✔	✔			✔	✔
BNY Mellon International Equity Fund		✔	✔		✔	✔	✔
BNY Mellon Global Fixed Income Fund	✔	✔	✔			✔	✔
BNY Mellon Small Cap Growth Fund		✔	✔		✔	✔	✔
BNY Mellon Small Cap Value Fund		✔	✔		✔	✔	✔
BNY Mellon Small/Mid Cap Growth Fund		✔	✔		✔	✔	✔
BNY Mellon Yield Enhancement Strategy Fund	✔	✔	✔			✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — C	✔	✔	✔	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — CP	✔	✔	✔	✔	✔	✔	✔

[9]
BNY Mellon Institutional S&P 500 Stock Index Fund will not enter into futures contracts to the extent that the fund's outstanding obligations under these contracts would exceed 25% of the fund's total assets.

BNY Mellon Bond Market Index Fund is limited to entering into U.S. Treasury futures and options thereon and will not enter into futures contracts if its outstanding obligations under such futures contracts and options, in the aggregate, exceeds 5% of its assets.
[10]
BNY Mellon High Yield Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund each will not purchase or write over-the-counter ("OTC") options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the fund, and (iii) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value.  However, if an OTC option is sold by the fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised).  Additionally, BNY Mellon Institutional S&P 500 Stock Index Fund will not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.  Additionally, BNY Mellon Bond Market Index Fund is limited to purchasing U.S. Treasury options and will not purchase such options if the aggregate amount of such options and its outstanding obligations under U.S. Treasury futures and options thereon exceeds 5% of its assets.

Fund	Swap Transactions[11]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[12]	Participation Notes	Custodial Receipts
BNY Mellon Institutional S&P 500 Stock Index Fund
BNY Mellon Bond Market Index Fund				✔
BNY Mellon Equity Income Fund	✔	✔	✔	✔
BNY Mellon Floating Rate Income Fund	✔	✔	✔	✔
BNY Mellon Global Emerging Markets Fund	✔			✔
BNY Mellon Global Equity Income Fund	✔			✔	✔
BNY Mellon High Yield Fund	✔	✔	✔	✔		✔ (municipal securities only)
BNY Mellon International Bond Fund	✔	✔	✔	✔		✔ (municipal securities only)
BNY Mellon International Equity Fund	✔	✔	✔
BNY Mellon Global Fixed Income Fund	✔	✔	✔	✔		✔ (municipal securities only)
BNY Mellon Small Cap Growth Fund	✔		✔
BNY Mellon Small Cap Value Fund	✔		✔
BNY Mellon Small/Mid Cap Growth Fund	✔	✔	✔
BNY Mellon Yield Enhancement Strategy Fund	✔	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — C	✔	✔	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — CP	✔	✔	✔	✔	✔	✔

[11]	For BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund, includes contracts for difference.
[12]	BNY Mellon Bond Market Index Fund may invest in structured securities related to sovereign debt obligations.
For BNY Mellon Global Fixed Income Fund, it is expected that not more than 5% of the fund's net assets will be at risk as a result of investments in structured notes and hybrid instruments.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[13]	Lending Portfolio Securities	Borrowing Money[14]
BNY Mellon Institutional S&P 500 Stock Index Fund				✔	✔
BNY Mellon Bond Market Index Fund				✔	✔
BNY Mellon Equity Income Fund	✔		✔	✔	✔
BNY Mellon Floating Rate Income Fund	✔		✔	✔	✔
BNY Mellon Global Emerging Markets Fund	✔		✔	✔	✔
BNY Mellon Global Equity Income Fund	✔		✔	✔	✔
BNY Mellon High Yield Fund	✔		✔	✔	✔
BNY Mellon International Bond Fund	✔		✔	✔	✔
BNY Mellon International Equity Fund	✔		✔	✔	✔
BNY Mellon Global Fixed Income Fund	✔		✔	✔	✔
BNY Mellon Small Cap Growth Fund	✔		✔	✔	✔
BNY Mellon Small Cap Value Fund	✔		✔	✔	✔
BNY Mellon Small/Mid Cap Growth Fund	✔		✔	✔	✔
BNY Mellon Yield Enhancement Strategy Fund	✔		✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — C	✔			✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — CP	✔			✔	✔

[13]
BNY Mellon Equity Income Fund, BNY Mellon High Yield Fund and BNY Mellon International Bond Fund each may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

BNY Mellon High Yield Fund and BNY Mellon International Bond Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.  In addition, BNY Mellon High Yield Fund (1) may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the fund's net assets; and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.
BNY Mellon International Equity Fund, BNY Mellon Global Fixed Income Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

[14]
Each of BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

BNY Mellon Equity Income Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; however, BNY Mellon Equity Income Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.
BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon International Bond Fund, BNY Mellon International Equity Fund, BNY Mellon Global Fixed Income Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund, BNY Mellon Small/Mid Cap Growth Fund and BNY Mellon Yield Enhancement Strategy Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon International Bond Fund, BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Yield Enhancement Strategy Fund each may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.
While BNY Mellon Yield Enhancement Strategy Fund does not intend to borrow money for leverage directly other than as stated above, the fund may invest in Underlying Funds that borrow money for leverage.

Fund	Borrowing Money for Leverage[14]	Reverse Repurchase Agreements[15]	Forward Commitments[16]	Forward Roll Transaction[17]	Illiquid Investments	Private Placements
BNY Mellon Institutional S&P 500 Stock Index Fund		✔	✔		✔
BNY Mellon Bond Market Index Fund		✔	✔	✔	✔
BNY Mellon Equity Income Fund		✔	✔		✔
BNY Mellon Floating Rate Income Fund		✔	✔	✔	✔
BNY Mellon Global Emerging Markets Fund		✔	✔		✔
BNY Mellon Global Equity Income Fund		✔	✔		✔
BNY Mellon High Yield Fund	✔	✔	✔	✔	✔
BNY Mellon International Bond Fund		✔	✔	✔	✔
BNY Mellon International Equity Fund	✔	✔	✔		✔
BNY Mellon Global Fixed Income Fund			✔	✔ (up to 5% of net assets)	✔
BNY Mellon Small Cap Growth Fund		✔	✔		✔	✔
BNY Mellon Small Cap Value Fund		✔	✔		✔
BNY Mellon Small/Mid Cap Growth Fund	✔		✔		✔	✔
BNY Mellon Yield Enhancement Strategy Fund	✔	✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — C		✔	✔	✔	✔
BNY Mellon Fixed Income Completion Funds (FICS) — CP		✔	✔	✔	✔

[15]
BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund each may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by the Adviser to be disadvantageous.

[16]	BNY Mellon Global Fixed Income Fund may commit up to 25% of its net assets to purchase forward commitments.
[17]
BNY Mellon Bond Market Index Fund may enter into forward roll transactions with respect to Ginnie Maes and other mortgage-related securities.  BNY Mellon High Yield Fund will only enter into covered forward rolls.

Rule 18f-4 under the 1940 Act regulates the use of derivatives transactions for certain funds registered under the 1940 Act.  The rule defines "derivatives transactions" as (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument ("derivatives instrument"), under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) investment in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, unless (a) the fund intends to physically settle the transaction and (b) the transaction will settle within 35 days of its trade date; (iii) any short sale borrowing; and (iv) any reverse repurchase agreement or similar financing transactions if a fund relies on Rule 18f-4(d)(1)(ii) and therefore is required to treat its reverse repurchase agreements and similar financing transactions as derivatives transactions.  Funds that use derivatives, other than "limited" derivatives users, must comply with one of two value-at-risk ("VaR") based limits on fund leverage:  (1) a default test based on relative VaR (i.e., 200% of the VaR of the fund's designated reference portfolio, which either may be an index that meets certain requirements, or the fund's own securities portfolio (excluding derivatives transactions); or (2) if applicable, an exception to the default test based on absolute VaR (i.e., 20% of the value of the fund's net assets).  The rule also requires funds that use derivatives, other than "limited" derivatives users, to adopt and implement a written derivatives risk management program (a "DRM Program") administered by a board-approved derivatives risk manager (a "DRM").  The DRM Program must include the following elements:  (1) the identification and assessment of derivatives risks; (2) the establishment, maintenance, and enforcement of investment, risk management or related guidelines that provide for quantitative or otherwise measurable criteria, metrics or thresholds related to the derivatives risks; (3) stress testing of the derivatives risks; (4) backtesting of the VaR calculation model; (5) internal reporting and escalation of certain matters to the fund's portfolio management team and board; and (6) periodic review by the DRM.  A fund that is a "limited" derivatives user is not required to adopt a DRM Program or otherwise comply with a VaR test if it adopts and implements policies and procedures reasonably designed to manage the fund's derivatives risks.  A fund will qualify as a "limited" derivatives user if its derivative exposure does not exceed 10% of its net assets, excluding derivatives transactions used to hedge certain currency and interest rate risks.  The rule defines the term "derivatives exposure" to mean the sum of:  (1) the gross notional amounts of a fund's derivatives transactions and (2) in the case of short sale borrowings, the value of any asset sold short.  Derivatives instruments that do not involve future payment obligations—and therefore are not a "derivatives transaction" under the rule—are not included in a fund's derivatives exposure.
The board has appointed a DRM and a DRM Program has been adopted with respect to BNY Mellon Global Fixed Income Fund, BNY Mellon International Bond Fund, BNY Mellon International Equity Fund, BNY Mellon Bond Market Index Fund, BNY Mellon Fixed Income Completion Funds (FICS) — C, and BNY Mellon Fixed Income Completion Funds (FICS) — CP.  BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon High Yield Fund and BNY Mellon Institutional S&P 500 Stock Index Fund have been deemed to be "limited" derivatives users and the funds have adopted and implemented policies and procedures reasonably designed to manage the funds' derivatives risks, including counterparty risk, leverage risk, liquidity risk, market risk, operational risk, and legal risk.

 INVESTMENT RESTRICTIONS
"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).  For purposes of the 1940 Act, a "majority" of the outstanding voting securities currently means the lesser of (i) 67% or more of the shares of the fund present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the fund.  "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.
 Fundamental Policies
As a matter of Fundamental Policy, each fund, as indicated, may not:
1. Borrowing; Senior Securities
BNY Mellon Fixed Income Completion Funds (FICS) — C, BNY Mellon Fixed Income Completion Funds (FICS) — CP, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Fixed Income Fund, BNY Mellon Small/Mid Cap Growth Fund and BNY Mellon Yield Enhancement Strategy Fund.  Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares.  The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

BNY Mellon High Yield Fund.  Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares.  The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

BNY Mellon Equity Income Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon Global Equity Income Fund and BNY Mellon International Bond Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

BNY Mellon International Equity Fund.  Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions.  For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund.  Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions.  For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund.  Issue senior securities.  For purposes of this Fundamental Policy, borrowing money in accordance with this paragraph, making loans in accordance with Fundamental Policy No. 5, the issuance of shares of beneficial interest in multiple classes or series, the deferral of board members' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of Fundamental Policy No. 6, are not deemed to be senior securities.

BNY Mellon Equity Income Fund, BNY Mellon Global Equity Income Fund and BNY Mellon International Bond Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

BNY Mellon Floating Rate Income Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales or the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments are not deemed to be an issuance of a senior security.

2. Commodities
BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase or sell commodities, except that the fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

BNY Mellon High Yield Fund.  Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

BNY Mellon Global Fixed Income Fund and BNY Mellon Small/Mid Cap Growth Fund.  Purchase or sell physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

BNY Mellon Floating Rate Income Fund and BNY Mellon Global Equity Income Fund.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon Equity Income Fund and BNY Mellon International Bond Fund.  Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund.  Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP. Purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the fund.

3. Issuer Diversification
BNY Mellon High Yield Fund.  Purchase, with respect to 75% of the fund's total assets, securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund.  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:  (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

BNY Mellon Global Equity Income Fund.  Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

BNY Mellon Global Equity Income Fund.  Hold more than 10% of the outstanding voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets.

BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP. Purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff or except to the extent that the fund may be permitted to do so by exemptive order or similar relief. In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff, and by exemptive order or similar relief. The fund is a "diversified company" as defined in the 1940 Act.

4. Industry Concentration
BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.  Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy.  (Notwithstanding anything to the contrary stated in this Fundamental Policy, no fund will invest more than 25% of its total assets in securities issued by a single foreign government, its agencies or instrumentalities.)

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry.  (Notwithstanding anything to the contrary stated in this Fundamental Policy, each of BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular group of industries to approximately the same extent that the index is concentrated.)   (For purposes of this Fundamental Policy, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or tax exempt securities issued by state or municipal governments and their political subdivisions, excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity, are not considered members of any industry.)

BNY Mellon High Yield Fund.  Purchase any securities which would cause 25% or more of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry.  (For purposes of this Fundamental Policy, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or tax exempt securities issued by state or municipal governments and their political subdivisions, excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity, are not considered members of any industry.)

BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund.  Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Equity Income Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Fixed Income Completion Funds (FICS) — CP and BNY Mellon Global Equity Income Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

BNY Mellon International Bond Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BNY Mellon Global Fixed Income Fund.  Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

BNY Mellon Small/Mid Cap Growth Fund.  Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities.

BNY Mellon Fixed Income Completion Funds (FICS) — C. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC, and provided that the fund will invest at least 25% of its total assets in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries including, without limitation, securities in such group of industries issued by government agencies or other governmental entities or by private originators or issuers

5. Lending Portfolio Securities; Loans
BNY Mellon Equity Income Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon International Bond Fund and BNY Mellon Yield Enhancement Strategy Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund and BNY Mellon High Yield Fund.  Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans.  For purposes of this Fundamental Policy, debt instruments and repurchase agreements shall not be treated as loans.

BNY Mellon Global Fixed Income Fund and BNY Mellon Small Mid/Cap Growth Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act.  For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the fund's board.

BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund.  Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33-1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

BNY Mellon Fixed Income Completion Funds (FICS) — C, BNY Mellon Fixed Income Completion Funds (FICS) — CP,  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act or as otherwise permitted by the SEC.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin
BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund.  Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
7. Real Estate
BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund.  Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund and BNY Mellon High Yield Fund.  Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund and BNY Mellon Small Cap Value Fund.  Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

BNY Mellon Fixed Income Completion Funds (FICS) — C, BNY Mellon Fixed Income Completion Funds (FICS) — CP, BNY Mellon Equity Income Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon Global Equity Income Fund and BNY Mellon International Bond Fund.  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

BNY Mellon Global Fixed Income Fund and BNY Mellon Small/Mid Cap Growth Fund.  Purchase or sell real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

8. Underwriting
BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund and BNY Mellon High Yield Fund.  Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

BNY Mellon International Equity Fund, BNY Mellon Global Fixed Income Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund.  Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act.

BNY Mellon Fixed Income Completion Funds (FICS) — C, BNY Mellon Fixed Income Completion Funds (FICS) — CP, BNY Mellon Equity Income Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon International Bond Fund and BNY Mellon Yield Enhancement Strategy Fund.  Act as an underwriter of securities of other issuers, except that the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

For purposes of the Fundamental Policies regarding industry concentration, in addition to the explanatory parentheticals accompanying the Fundamental Policies above, a fund's industry concentration policy will apply to municipal securities if the payment of principal and interest for such securities is derived principally from a specific project (such municipal securities will be deemed to be in an "industry").

With respect to each of BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund, for purposes of the fund's Fundamental Policy regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC.  In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.  For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

In addition, as a Fundamental Policy, each of BNY Mellon Global Fixed Income Fund, BNY Mellon Floating Rate Income Fund and BNY Mellon Small/Mid Cap Growth Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:  (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

The requirements outlined above are subject to a number of qualifications and exceptions.

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

The funds' Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

Notwithstanding investments and activities referenced in the Fundamental Policies of any fund, no fund will invest in a manner, or engage in activities, inconsistent with or not permitted by the fund's investment strategy and policies as described in the fund's prospectus and this SAI.

Nonfundamental Policies
Each fund, as indicated, may not:
1. Investing for Control
BNY Mellon International Equity Fund, BNY Mellon Global Fixed Income Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund.  Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

BNY Mellon Equity Income Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon International Bond Fund and BNY Mellon Yield Enhancement Strategy Fund.  Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Pledging Assets
BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

BNY Mellon Equity Income Fund, BNY Mellon Global Equity Income Fund and BNY Mellon International Bond Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

BNY Mellon Floating Rate Income Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

3. Purchase Securities of Other Investment Companies
BNY Mellon Equity Income Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon International Bond Fund, BNY Mellon International Equity Fund, BNY Mellon Global Fixed Income Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund, BNY Mellon Small/Mid Cap Growth Fund and BNY Mellon Yield Enhancement Strategy Fund.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

BNY Mellon High Yield Fund.  Invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

4. Illiquid Investments
BNY Mellon Equity Income Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon International Bond Fund and BNY Mellon Yield Enhancement Strategy Fund.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund and BNY Mellon High Yield Fund.  Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable.  For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund.  Invest more than 15% of its net assets in illiquid securities.

5. Margin
BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

BNY Mellon Equity Income Fund, BNY Mellon Global Equity Income Fund and BNY Mellon International Bond Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

BNY Mellon High Yield Fund.  Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

6. Short Sales
BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund.  Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

BNY Mellon High Yield Fund.  Sell securities short, or purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

7. Puts/Calls
BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that:  (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to the fund's transactions in futures contracts and options.

8. Oil and Gas
BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase oil, gas or mineral leases.

9. Other
BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase any security while borrowings representing more than 5% of the fund's total assets are outstanding.

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase or retain the securities of any issuer if the officers, board members of the fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase warrants if at the time of such purchase:  (a) more than 5% of the value of the fund's assets would be invested in warrants or (b) more than 2% of the value of the fund's assets would be invested in warrants that are not listed on the NYSE or NYSE Amex (for purposes of this limitation, warrants acquired by the fund in units or attached to securities will be deemed to have no value).

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund.  Purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the fund's investment in such securities would exceed 5% of the fund's total assets.  For purposes of this Nonfundamental Policy, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

BNY Mellon Small Cap Growth Fund.  Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

In addition, each of BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund has adopted an operating policy not to invest more than 25% of the value of its total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.  The board may change this policy without shareholder approval.  Notice will be given to fund shareholders if this policy is changed by the board.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.  For BNY Mellon International Equity Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund, this statement does not apply to investments in illiquid securities or any borrowing.  With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.  In addition, with respect to the funds' policies pertaining to purchasing illiquid investments, if a fund's investment in illiquid investments exceeds the applicable percentage limitation as a result of a change in values or assets, the fund may not add to its illiquid investments and must take action to bring its illiquid investments back within the limit within a reasonable period of time.

BNY Mellon Floating Rate Income Fund, BNY Mellon Global Emerging Markets Fund, BNY Mellon Global Equity Income Fund, BNY Mellon International Bond Fund and BNY Mellon International Equity Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names
Investment Objective(s) and Diversification Classification.  Each fund's investment objective(s) is disclosed in its prospectus.  A fund's investment objective(s) may be either a Fundamental Policy (may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act)) or a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act.  A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).

The following chart indicates, for each fund, whether its investment objective(s) is a Fundamental Policy or Nonfundamental Policy and whether the fund is diversified or non-diversified.

Fund	Investment Objective(s) a Fundamental or Nonfundamental Policy	Classification as Diversified or Non-Diversified

BNY Mellon Fixed Income Completion Funds (FICS) — C	Nonfundamental	Diversified
BNY Mellon Fixed Income Completion Funds (FICS) — CP	Nonfundamental	Diversified
BNY Mellon Global Emerging Markets Fund	Nonfundamental	Diversified
BNY Mellon Yield Enhancement Strategy Fund	Nonfundamental	Diversified
BNY Mellon Small Cap Growth Fund	Nonfundamental	Diversified
BNY Mellon Small Cap Value Fund	Nonfundamental	Diversified
BNY Mellon Small/Mid Cap Growth Fund	Nonfundamental	Diversified
BNY Mellon International Equity Fund	Nonfundamental	Diversified
BNY Mellon Global Fixed Income Fund	Fundamental	Diversified
BNY Mellon Institutional S&P 500 Stock Index Fund	Nonfundamental	Diversified
BNY Mellon Bond Market Index Fund	Nonfundamental	Diversified
BNY Mellon Floating Rate Income Fund	Nonfundamental	Diversified
BNY Mellon Equity Income Fund	Nonfundamental	Diversified
BNY Mellon Global Equity Income Fund	Nonfundamental	Diversified
BNY Mellon High Yield Fund	Fundamental	Diversified
BNY Mellon International Bond Fund	Nonfundamental	Non-diversified

BNY Mellon Institutional S&P 500 Stock Index Fund and BNY Mellon Bond Market Index Fund are classified as diversified under the 1940 Act; however, each fund may become non-diversified solely as a result of changes in the composition of the index it seeks to track (e.g., changes in weightings of one or more component securities).

Names.  BNY Mellon Institutional S&P 500 Stock Index Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to normally invest at least 95% of its total assets in common stocks included in the S&P 500 Index.

Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below or, notwithstanding any contrary information in the fund's prospectus, other instruments with similar economic characteristics).  Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.

Fund	80% Test	Fundamental Policy?

BNY Mellon Fixed Income Completion Funds (FICS) — C	Fixed-income and other debt securities of U.S. and foreign issuers	No
BNY Mellon Fixed Income Completion Funds (FICS) — CP	Fixed-income and other debt securities of U.S. and foreign issuers	No
BNY Mellon Bond Market Index Fund	Bonds that are included in the Barclays Capital U.S. Aggregate Index	No
BNY Mellon Equity Income Fund BNY Mellon Global Equity Income Fund	Equity securities	No
BNY Mellon Floating Rate Income Fund	Floating rate loans and other floating rate securities	No
BNY Mellon Global Emerging Markets Fund	Equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries	No
BNY Mellon High Yield Fund	Fixed-income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by BNYIA	No
BNY Mellon International Bond Fund	Fixed-income securities	No
BNY Mellon International Equity Fund
Common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities
No
BNY Mellon Global Fixed Income Fund	U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets	No
BNY Mellon Small Cap Growth Fund BNY Mellon Small Cap Value Fund	Equity securities of small-cap U.S. companies	No
BNY Mellon Small/Mid Cap Growth Fund	Equity securities of small-cap and mid-cap U.S. companies	No

 INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE
Each fund is an open-end management investment company.  Listed below are the forms of organization of each fund company, its corresponding fund series (if any) and the dates of organization.  The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts.  If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown.  References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.
Name	State of Organization	Date of Organization*

BNY Mellon Investment Funds II, Inc.	Maryland	November 1, 2013
BNY Mellon Fixed Income Completion Funds (FICS) — C
BNY Mellon Fixed Income Completion Funds (FICS) — CP
BNY Mellon Global Emerging Markets Fund
BNY Mellon Yield Enhancement Strategy Fund
BNY Mellon Investment Funds I	Massachusetts	August 13, 1986
BNY Mellon Small Cap Growth Fund
BNY Mellon Small Cap Value Fund
BNY Mellon Small/Mid Cap Growth Fund
BNY Mellon International Equity Fund
BNY Mellon Global Fixed Income Fund
BNY Mellon Investment Funds IV, Inc.	Maryland	August 6, 1987
BNY Mellon Institutional S&P 500 Stock Index Fund
BNY Mellon Bond Market Index Fund
BNY Mellon Floating Rate Income Fund
BNY Mellon Investment Funds III	Massachusetts	March 30, 1979

BNY Mellon Equity Income Fund
BNY Mellon Global Equity Income Fund
BNY Mellon High Yield Fund
BNY Mellon International Bond Fund

*
As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES
BNY Mellon Institutional S&P 500 Stock Index Fund, BNY Mellon Bond Market Index Fund and BNY Mellon High Yield Fund.  Under the funds' unitary fee structure, BNYIA pays all of the funds' expenses, except interest, taxes, brokerage commissions, Rule 12b-1 fees and expenses, fees and expenses of Independent Board Members (including counsel fees) and extraordinary expenses.  Although BNYIA does not pay for the fees and expenses of the Independent Board Members (including counsel fees), BNYIA is contractually required, with respect to each fund, to reduce its investment management fee by an amount equal to each fund's allocable portion of such fees and expenses.
 ADMINISTRATION ARRANGEMENTS
BNY Mellon Global Fixed Income Fund, BNY Mellon Small Cap Growth Fund, BNY Mellon Small Cap Value Fund and BNY Mellon Small/Mid Cap Growth Fund.  BNYIA performs administrative, accounting and recordkeeping services for the funds pursuant to Fund Accounting and Administrative Services Agreements.  Pursuant to the agreements, BNYIA prepares and maintains the general ledgers and financial statements of the funds; obtains data from the Transfer Agent and Custodian necessary to calculate daily the net asset values of the funds' share classes; audits certain data and transactions of the Custodian and Transfer Agent; and provides regulatory, shareholder and other miscellaneous reporting and prepares and maintains certain required books, records and other documents.  Each fund pays BNYIA asset-based fees at annual rates ranging from 0.02% to 0.10% of daily net assets, based on the fund's asset size and whether the fund invests primarily in U.S. securities or non-U.S. securities, and reimburses BNYIA for out-of-pocket expenses incurred in performing services pursuant to the applicable agreement.  However, BNYIA has agreed to waive any remaining fees under the agreements to the extent they exceed BNYIA's costs in providing services under the agreements (including a reasonable allocation of the costs incurred by BNYIA and its affiliates related to the support and oversight of these services), after applying any other expense limitations or fee waivers that reduce fees paid to BNYIA under the agreements.
Index Licensing Disclosures—S&P
BNY Mellon Institutional S&P 500 Stock Index Fund.  The S&P 500 Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by the fund.  Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the fund.  The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P any of their respective affiliates (collectively, "S&P Dow Jones Indices").  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance.  S&P Dow Jones Indices' only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors.  The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices, without regard to the fund. S&P Dow Jones Indices have no obligation to take the needs the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index.  S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund.  There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell or hold such security, nor is it considered to be investment advice.  Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the fund, but which may be similar to and competitive with the fund.  In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Index Licensing Disclosures—Bloomberg
BNY Mellon Bond Market Index Fund.  The fund is not sponsored, endorsed, sold or promoted by Bloomberg Finance L.P. or its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg").  Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly.  The only relationship of Bloomberg to BNYIA is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Bond Index, which is determined, composed and calculated by BISL without regard to BNYIA or the fund.  Bloomberg has no obligation to take the needs of BNYIA or the owners of the fund into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Bond Index.  Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued.  Bloomberg shall not have any obligation or liability, including, without limitation, to fund customers, in connection with the administration, marketing or trading of the fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.  BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BNYIA, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA RELATED THERETO.  BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR BLOOMBERG U.S. AGGREGATE BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
 COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as counsel for the funds, except BNYMIFII, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Stradley Ronon Stevens & Young, LLP, 100 Park Avenue, Suite 2000, New York, New York 10017, serves as counsel to the Independent Board Members and to BNYMFII.

[   ], an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

PART III
ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES
See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.
Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased directly from the fund or through Service Agents that have entered into service agreements with the Distributor.  Except for purchases through certain Service Agents, the initial investment must be accompanied by the Account Application.  If required information is missing from your Account Application, it may be rejected.  If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames.  Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus. Shares of the funds will only be issued against full payment.  You will be charged a fee if a check used to purchase fund shares is returned unpayable.  Effective July 1, 2011, the funds issue shares in book entry form only and no longer issue share certificates.  Each fund reserves the right to reject any purchase order.  No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  No fund will accept cash, travelers' checks or money orders as payment for shares.
Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  The availability of certain share classes and/or shareholder services described, as applicable, in the prospectus or this SAI will depend on the policies, procedures and trading platforms of the Service Agent.  To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the prospectus or this SAI, you may need to open a fund account directly with the fund.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from BNYIA or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares, instead of other mutual funds for which the Service Agent receives lower or no revenue sharing payments.  This potential conflict of interest may be addressed by policies, procedures or practices adopted by the Service Agent.  As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.
The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs.  These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs.  Participants and Retirement Plan or program sponsors should consult their tax advisors for details.
For BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP, shares of a fund may be purchased on behalf of clients of "wrap fee" programs, separately managed account programs or other similar programs (each, a "Program") where BNYIA, INA or their affiliates has an agreement with the Program's sponsor (the "Program Sponsor"), or directly with the client, to provide advisory and administrative and other similar services for compensation to the Program Sponsors' or direct client accounts (each,
III-1

a "Program Account").  Each fund is also offered to other BNYIA-managed funds.  Fund shares may not be purchased directly by individuals.
Each fund's shares generally are designed to be used in combination with selected individual securities held at the Program Account level as components of an investment strategy for the Program.  The funds are intended to enable certain Program investors to achieve greater diversification and/or exposure to certain securities or instruments.  Please contact your Program Sponsor (typically a registered investment adviser, bank or broker-dealer) or financial adviser for information regarding investment requirements for investing in a fund through a Program Account, such as how to obtain a client agreement to open a Program Account, the minimum investment amounts (if any) and how to sell (redeem) fund shares.
Investment Minimums
Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.
Small Account Policies
The funds reserve the right to waive any small account policies that are described in the prospectus.
In-Kind Purchases
Funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities.  Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale.  Securities accepted by a fund will be valued in the same manner as the fund values its assets.  Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities.
When securities are acquired by the fund, all interest, dividends, subscription or other rights attached to the securities become the property of the fund.  The exchange of securities for fund shares may be a taxable transaction to the shareholder.  The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment.  Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.  For further information about "in-kind" purchases, call 1-800-373-9387 (inside the U.S. only).
Information Pertaining to Purchase Orders
Purchases Through Service Agents (not applicable to money market funds, BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP).  The funds have authorized certain Service Agents to serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund).  Such Authorized Entities are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the fund.  If a Service Agent is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such Service Agent or its designee received the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the Service Agent or its designee.  Orders submitted through a Service Agent that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the Service Agent and accepts it, which may not occur on the day the order is submitted to the Service Agent.
For certain Service Agents, payment for the purchase of shares of funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed.  If such payment is not received within two business days after the order is placed, the order may be canceled and the Service Agent could be held liable for resulting fees and/or losses.
III-2

TeleTransfer Privilege.  Except as may be otherwise described in "How to Buy Shares—TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your fund account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.
TeleTransfer purchase orders may be made at any time.  If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees."  See "Additional Information About How to Redeem Shares—TeleTransfer Privilege" below for more information.  TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest over time, but does not guarantee a profit and will not protect an investor against loss in a declining market.
Reopening an Account.  You may reopen an account in a fund that you previously closed without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information in the old Account Application is still applicable.  During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year.  Please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account.  You cannot at any time reopen an account that you closed in a fund, or in a share class of a fund, that previously was closed to new investment accounts.
Multi-Class Funds.  When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased.  In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales load is applicable to a purchase.  You or your Service Agent must notify the fund or the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the fund or the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.
Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds, which may depend on, among other things, the type of investor and the policies, procedures and practices adopted by your Service Agent.
Class A.  Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:
Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

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$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
____________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.
Effective February 4, 2009 (the "Exchange Date"), Old Class T shares are no longer offered by any Multi-Class Fund.  Holders of Old Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Old Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Old Class T shares.  Shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Old Class T shares of the fund on the Exchange Date, may purchase Class A shares of the fund directly from the fund, for accounts maintained with the fund, at the NAV per share of Class A of the fund.
Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:
Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
___________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.
Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.
•
Class A Shares Offered at NAV.  Full-time employees of member firms of FINRA and full-time employees of other Service Agents may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the fund or the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  In addition, Class A shares are offered at NAV to full-time or part-time employees of BNYIA or any of its affiliates or subsidiaries, directors of BNYIA, board members of a fund advised by BNYIA or its affiliates, or the spouse, domestic partner or minor child of any of the foregoing.  Additional information about purchasing Class A shares at NAV is in the prospectus.

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Dealer Reallowance.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by BNYIA which are sold with a sales load, such as Class A shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor" below.

•
Rights of Accumulation.  Except as may be otherwise described in the prospectus or in "How to Buy Shares—Rights of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more.  If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000.  All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the fund or the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
Class C.  The public offering price for Class C shares is the NAV per share of that class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.
Class I.  The public offering price for Class I shares is the NAV per share of that class.
Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such Acquired Fund may purchase directly from the fund, for accounts maintained with the fund, Class I shares of any fund in the BNY Mellon Family of Funds whether or not they would otherwise be eligible to do so.  Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.
Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
Class Y.  The public offering price for Class Y shares is the NAV per share of that class.  The fund, BNYIA or the Distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments with respect to Class Y shares.  In addition, neither BNYIA nor the Distributor nor their affiliates will provide any "revenue sharing" payments with respect to Class Y shares, except that the Distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.
All Other Funds and Share Classes.  The public offering price is the NAV per share of the class.  Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients.  Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent.  Service Agents may receive different levels of compensation for selling different classes of shares of a fund.  Please consult your Service Agent.
 Information Relating to Purchase Orders (money market funds only)
Timing of Orders.  Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order is received "in proper form."
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For each Government MMF and Retail MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter.  Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or an Authorized Entity or by 6:00 p.m., Eastern time, whichever is earlier.
If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested in the fund.
Orders Placed Through Authorized Entities.  For each Government MMF and Retail MMF, financial intermediaries may serve as Authorized Entities (i.e., as agents for the fund that accept purchase and redemption orders on behalf of the fund).  Such Authorized Entities are authorized to designate other intermediaries to received purchase and redemption orders on behalf of the fund.  If a financial intermediary is an Authorized Entity or an Authorized Entity's designee, the fund will be deemed to have received a purchase or redemption order when such financial intermediary or its designee receives the order, and the order will be priced at the fund's NAV next calculated after the order is received and accepted by the financial intermediary or its designee.  Orders submitted through a financial intermediary that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the financial intermediary and accepts it, which may not occur on the day the order is submitted to the financial intermediary.
Orders (other than those from certain Retirement Plans that are Authorized Entities) submitted through financial intermediaries are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.
If a financial intermediary serves as an Authorized Entity of a Retail MMF or a Government MMF and accepts trade orders on the fund's behalf, the Authorized Entity must record (i.e., "time stamp") the time of its acceptance of such trade orders.  If the Authorized Entity fails to time stamp orders received in a manner satisfactory to the fund, such orders will be deemed received when they are received by the fund.
Converting Shares
Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund.  The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.
Taxpayer ID Number
Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.
Frequent Purchases and Exchanges (not applicable to money market funds, BNY Mellon Fixed Income Completion Funds (FICS) — C, and BNY Mellon Fixed Income Completion Funds (FICS) — CP)
The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders.  If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the BNY Mellon Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive
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or abusive trading.  In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund.  If an exchange request is refused, the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor.  While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.
Transactions made through Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES
See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.
Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. "Proper form" includes, for example, receipt of documentation deemed by the fund to be sufficient to evidence authority to redeem shares in the account, which for certain shareholders includes receipt of a manually executed (i.e., not photocopy) Account Application and related documentation. If you have purchased fund shares by check (including a certified or cashier's check), by TeleTransfer Privilege or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier.  In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will not process wire, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase the shares for which the redemption is requested, whichever is earlier.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.
If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed.  If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Express voice-activated account access system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.
During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares.  In such cases, you should consider using the other redemption procedures described herein.  Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption
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had been used.  During the delay the NAV of non-money market funds may fluctuate.
Contingent Deferred Sales Charge—Multi-Class Funds
Class C.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.  No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.
If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.
In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.
For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends.  Within a year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.
Waiver of CDSC.  Except as otherwise may be provided in the prospectus, the CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan, or were purchased directly from the fund, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code and (e) redemptions pursuant to Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI.  If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.
To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or, if you are a client of a Service Agent or other financial intermediary, you must notify the Service Agent or financial intermediary and then the Service Agent or financial intermediary in turn must notify the Distributor.  Any such qualification is subject to confirmation of your eligibility.
Redemption Through an Authorized Entity
Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, redemption orders received by an Authorized Entity (i.e., an agent for the fund that accepts purchase and redemption orders on behalf of the fund), or an Authorized Entity's designee, by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day.  Otherwise, the shares will be redeemed at the next determined NAV.  It is the responsibility of the Authorized Entity or its designee to transmit orders on a timely basis.  The Authorized Entity may charge the shareholder a fee for executing the order.
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Checkwriting Privilege
Certain funds provide redemption checks ("Checks") upon request after opening an account.  If you request checkwriting privileges, allow approximately two weeks after the fund's receipt of your initial investment for receipt of your Checks.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check.  Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.
Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds."  Checks should not be used to close your account.
You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.  If you hold shares in an IRA sponsored by BNYIA or its affiliates, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.
Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.  Institutional Direct accounts are not eligible for the Checkwriting Privilege.
Wire Redemption Privilege
Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.  Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.
Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.  To change the commercial bank or account designated to receive redemption proceeds, a written request signed by each shareholder on the account must be sent to the Transfer Agent.  Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.
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Redemption through Compatible Computer Systems
Certain funds make available to institutions the ability to redeem shares through compatible computer systems.  Investors desiring to redeem shares in this manner should call 1-800-373-9387 (inside the U.S. only) to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.
TeleTransfer Privilege
Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account.  Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI or in the prospectus, transaction fees do not apply to TeleTransfer redemptions.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an Education Savings Account may not be redeemed through the TeleTransfer Privilege.  See "Additional Information About How to Buy Shares—TeleTransfer Privilege" above.
Reinvestment Privilege
You may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested.  The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.
Share Certificates; Medallion Signature Guarantees
Share Certificates.  Effective July 1, 2011, each fund issues shares in book entry form only and no longer issues share certificates.  Any certificates representing fund shares to be redeemed must be submitted with the redemption request.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.
Medallion Signature Guarantees.  Certain financial transactions may require signature guarantees.  The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP).  Guarantees must be signed by an authorized signatory of the guarantor.  No other types of signature guarantees will be accepted.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.
Redemption Commitment
Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the fund in excess of such amount, the fund reserves the right to make an In-Kind Redemption.  Each fund has adopted policies and procedures regarding how and when it will make In-Kind Redemptions.  Generally, an In-Kind Redemption may be made under the following circumstances:  (1) (i) BNYIA determines that an In-Kind Redemption is more advantageous to a fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, or the redeeming shareholder has requested
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an In-Kind Redemption, (ii) BNYIA determines that an In-Kind Redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) BNYIA determines that an In-Kind Redemption is in the best interests of the fund; (2) to manage "liquidity risk" (as defined in Rule 22e-4(a)(11) under the 1940 Act); (3) in stressed market conditions; or (4) subject to the approval of the fund's board, including a majority of the Independent Board Members, in other circumstances identified by BNYIA.  In such event, the securities would be valued in the same manner as the fund's portfolio is valued.  If the recipient sells such securities, brokerage charges would be incurred.
Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect fund shareholders.
Fund Liquidation (money market funds only)
A money market fund also may permanently suspend redemptions and liquidate the fund if, among other reasons, the fund, at the end of a business day, (i) has less than 10% of its total assets invested in Weekly Liquid Assets, or, for a Government MMF or a Retail MMF, the fund's price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from $1.00, or the board, including the Independent Board Members, determines that such a deviation is likely to occur, and (ii) the fund's board, including the Independent Board Members, irrevocably has approved the liquidation of the fund.  In the event that the board approves liquidation of the fund, the sale of fund shares will be discontinued, and the redemption of shares will be suspended following notice to the SEC and upon the filing of a supplement to the fund's prospectus(es), summary prospectus(es) and SAI advising of the liquidation.  BNYIA will then commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.  More information about the timing and other details of a fund's liquidation would be made available to fund shareholders following board approval.
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES
See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.
Automatic Asset Builder, the Payroll Savings Plan and Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.
Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.bny.com/investments or, for money market funds, www.dreyfus.com, or by calling 1-800-373-9387 (inside the U.S. only).  To modify or terminate your participation in a service, call 1-800-373-9387 (inside the U.S. only).  Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.
Fund Exchanges
You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made.  Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made:  Fund Exchanges, Checkwriting Privilege, TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dividend Sweep) selected by you.
The funds reserve the right to reject any exchange request in whole or in part.  If an exchange request is refused (such as when the investor is not eligible to invest in the fund into which the investor is seeking to exchange or if such fund has suspended purchases), the fund will take no other action with respect to the fund shares (i.e., shares
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will not be redeemed) until it receives further instructions from the investor.  Fund Exchanges and the Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.
Funds other than the Cash Management Funds, Institutional Preferred Funds and Dreyfus Money Market Fund.  Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.
Cash Management Funds, Institutional Preferred Funds and Dreyfus Money Market Fund.  Shares of a fund may be exchanged as set forth in the prospectus.
All funds.  You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features.  Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:
A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.
B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.
D.
Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.
Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number.  Any such exchange is subject to confirmation of your holdings through a check of appropriate records.
Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online.  Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Express voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.
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When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).
During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.
 Class A or Class C shares of a Multi-Class Fund.  You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC ("CDSC Shares") for Wealth shares of Dreyfus Government Cash Management (the "Dreyfus Government Fund"), a money market fund managed by BNYIA.  Such shares will be held in a special account of Wealth shares of the Dreyfus Government Fund (an Exchange Account).  Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by BNYIA.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  See "How to Redeem Shares" in Part II of this SAI.  Redemption proceeds for Exchange Account shares are paid by federal wire or check only.  Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.  Investors may obtain a copy of the prospectus for Wealth shares of the Dreyfus Government Fund by calling 1-800-373-9387 (inside the U.S. only).
 Shares Received by Exchange From Class B Shares.  Holders of Class A shares of a Multi-Class Fund received by conversion from Class B shares on the Effective Date may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by BNYIA, without the imposition of a front-end sales load or CDSC.
Class J shares of BNY Mellon Balanced Opportunity Fund.  You may exchange your Class J shares of BNY Mellon Balanced Opportunity Fund for Premier, Service or Wealth shares of the Dreyfus Government Fund, Dreyfus Money Market Fund or Dreyfus Treasury Cash Management, money market funds managed by BNYIA.  Such shares will be held in a special account of such fund (an Exchange Account).  Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by BNYIA.  See "How to Redeem Shares" in Part II of this SAI.  Investors may obtain a copy of the prospectuses for Premier, Service or Wealth shares of the respective funds by calling 1-800-373-9387 (inside the U.S. only).
Class Y Shares.  Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the BNY Mellon Family of Funds, as well as between Premier shares of Dreyfus Money Market Fund, provided that, with respect to exchanges of Premier shares, the investor meets the eligibility requirements for investing in Class Y shares.
 Exchanges of Class I or Class Y Shares Held by a Retirement Plan.  Exchanges of Class I or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.
BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP. The funds do not offer exchange privileges.
Auto-Exchange Privilege.  Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds of which you are a shareholder.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.  The amount you designate, which can be expressed either in
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terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected.  With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.  Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges."  Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you.  Shares held under IRAs and Retirement Plans are eligible for this privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to Retirement Plan accounts, exchanges may be made only among those accounts.  Shares in certificate form are not eligible for this privilege.
Automatic Asset Builder
Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.
Government Direct Deposit Privilege
Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security or certain veterans, military or other payments from the U.S. government automatically deposited into your fund account.  When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.
Payroll Savings Plan
Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing fund account electronically through the ACH system at each pay period.  To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Payroll Savings Plan.  Shares held through a Retirement Plan are not eligible for this privilege.
Dividend Options
Dividend Sweep.  Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends or dividends and capital gain distributions, if any, from a fund only in shares of the same class of another fund in the BNY Mellon Family of Funds.  Shares held through a Coverdell Education Savings Account sponsored by BNYIA or its affiliates are not eligible for this privilege.  Identically registered existing IRA accounts (other than Coverdell Education Savings Accounts sponsored by BNYIA or its affiliates) are eligible for this privilege.  Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:
A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.
B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.
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D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.
Dividend ACH.  Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.
Automatic Withdrawal Plan
The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account.  Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day.  However, when the next business day is part of a new month, the transaction will be processed on the previous business day.  For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.
Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.bny.com/investments or, for money market funds, www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative.  Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
No CDSC will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal.  Withdrawals under the Automatic Withdrawal Plan of shares that are otherwise subject to a CDSC that exceed such amounts will be subject to the applicable CDSC.
Certain Retirement Plans, including Retirement Plans sponsored by BNYIA or its affiliates, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans.  Participants should consult their Retirement Plan sponsor and tax advisor for details.  Such a withdrawal plan is different than the Automatic Withdrawal Plan.
Letter of Intent—Class A Shares
Except as may be otherwise described in the prospectus, by submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent.  Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-373-9387 (inside the U.S. only).
Each purchase you make from the date you submit the Letter of Intent, until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent, will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment.  The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment.  When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account.  In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment.  The adjustment will be made in the form of additional shares credited to your account at the then-current offering price
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applicable to a single purchase in the amount of the LOI Purchase Commitment.  If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load.  At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.
Retirement Plans and IRAs
If you wish to purchase fund shares in conjunction with a Retirement Plan sponsored by BNYIA or its affiliates, or an IRA sponsored by BNYIA or its affiliates, you may request from the Distributor forms for adoption of such plans.  Shares may be purchased in connection with these plans only by direct remittance of funds to the entity acting as custodian.  Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds.  Purchases for these plans may not be made in advance of receipt of funds.
The entity acting as custodian for Retirement Plans sponsored by BNYIA or its affiliates, or IRAs sponsored by BNYIA or its affiliates, may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.
ADDITIONAL INFORMATION ABOUT RULE 12b-1 PLANS AND NON-RULE 12b-1 SERVICES PLANS
See "Rule 12b-1 Plans and Non-Rule 12b-1 Services Plans" and "Administrative Services Plans," as applicable, in Part II of this SAI for more information about the Plan(s) adopted by your fund.
Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.
A written quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review.  For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan.  As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are Independent Board Members of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of
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the outstanding voting securities of such class.
 ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.
A Fund of Funds invests in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable.  To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.
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All Funds
Market Risk; Market Developments
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, political developments, actions taken by the Federal Reserve or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, a pandemic or other public health crisis, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset.  Economies and financial markets throughout the world are increasingly interconnected.  Economic, financial or political events; trading and tariff arrangements; armed conflicts or terrorist activities; wars; economic sanctions and countermeasures in response to sanctions; major cybersecurity events; environmental disasters; natural disasters; public health crises; and other events or circumstances in one country or region could have profound impacts on global economies or markets.  As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected by such events or circumstances, the value and liquidity of the fund's investments may be negatively affected.  Raising the ceiling on U.S. government debt has become increasingly politicized.  Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.  Market volatility, inflation (or expectations for inflation), deflation (or expectations for deflation), dramatic interest rate moves and/or unfavorable economic conditions may lower a fund's performance or impair a fund's ability to achieve its investment objective.  BNYIA intends to monitor developments and seek to manage the funds in a manner consistent with achieving each fund's investment objective, but there can be no assurance that it will be successful in doing so.
Public health crises could have a significant impact on a fund and its investments.  For example, the outbreak of a novel coronavirus disease (known as "COVID-19") contributed to volatility in financial markets worldwide. Although vaccines have been developed and approved for use by various governments, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.  Health crises caused by the COVID-19 pandemic may also exacerbate other pre-existing political, social, economic, market and financial risks.  The COVID-19 pandemic resulted in, and other pandemics or health crises may similarly result in, among other things: reduced liquidity of many instruments; border closings and other restrictions on international and, in some cases, local travel; significant disruptions to business operations, including disruptions to supply chains, consumer demand and employee availability, and, in some cases, business closures; strained healthcare systems; quarantines, health screenings and testing and other containment measures affecting individuals, businesses, government operations, public and private educational systems, and public and private cultural, charitable and other institutions.  These events may result, in the United States and worldwide, in a sustained economic downturn or recession, disruption to financial markets and operations, and political and social instability, and may adversely affect a fund and its investments, impact the fund's ability to purchase or sell securities, or exacerbate other risks that apply to a fund.
Cybersecurity Risk
The funds and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events.  Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cybersecurity attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites (i.e., efforts to make services unavailable to intended users).  Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.  Cybersecurity incidents affecting BNYIA, Sub-Adviser(s), Transfer Agent or Custodian or other service providers, such as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a fund's investment trading; the inability of fund shareholders to purchase and redeem fund shares or transact business; interference with a fund's ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs.
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Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests; counterparties with which a fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties.  There are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.
The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.
Artificial Intelligence Risk
The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence, may adversely impact markets, the overall performance of a fund's investments, or the services provided to a fund by its service providers.  For example, issuers in which a fund invests and/or service providers to the funds may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations.  AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a fund, including, potentially, operational errors and investment losses.  Additionally, the use of AI technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI.
Actual usage of AI technologies by a fund’s service providers and issuers in which a fund invests will vary.  AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a fund.
All Funds other than Money Market Funds
Equity Securities
Equity securities include common stocks and certain preferred stocks, convertible securities and warrants.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.
Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities.  For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors.  Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.  If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.  While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.
An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.
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Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas).  To some extent, the prices of equity securities tend to move by industry, market or sector.  When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise.  Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.
Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company.  After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock may be received upon the conversion of convertible securities.
Preferred Stock.  Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.
Certain convertible preferred stocks may offer enhanced yield features.  These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price.  Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection.  Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity.  Upon maturity they may convert into either cash or a specified number of shares of common stock.
In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity.  Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances.  Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances.  This may occur, for instance, in the event that business losses have eroded capital to a substantial extent.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible securities."
Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  Convertible securities have characteristics similar to both equity and fixed-income securities.  For purposes of a fund's compliance with its 80% Test, as applicable (as defined and described in
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"Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names" in Part II of this SAI), a convertible security is considered "equity" only if the convertible security is "in the money" at the time of investment.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger.  CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position.  CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs.  Absent a trigger event, the securities are hybrid instruments with debt-like characteristics.  CoCos may be structured with various types of trigger events.
Synthetic Convertible Securities.  So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  An example is a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.
Warrants and Stock Purchase Rights.  Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date.  Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.
IPOs.  An IPO is a company's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of FINRA apply to the distribution of IPOs.  Companies offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some
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IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such.  Foreign IPOs are subject to foreign political and currency risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.
Private Placements and Pre-IPO Investments.  Investments in privately placed securities involve a high degree of risk.  Privately held companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns.  Such companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit.  At the time of a fund's investment, there is generally little publicly available information about these companies since they are primarily privately owned and there can be no assurance that the information that a fund does obtain with respect to any such investment is reliable.  Privately held companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which a fund could be substantially diluted if the fund does not or cannot participate, bankruptcy or liquidation and the corresponding reduction in value or loss of the fund's investment.  Privately held companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company.  Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to the companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, an IPO or strategic sale/merger) for these companies.  It may be difficult for a fund to sell these investments, subjecting the fund to liquidity risk.  Shares of privately held companies are less liquid (and may be illiquid) and difficult to value, and the inability of these portfolio companies to complete an IPO within the targeted time frame will extend the holding period of a fund's investments and may adversely affect the value of these investments.
Fixed-Income Securities
Fixed-income securities include interest-bearing securities, such as corporate debt securities.  Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations.  Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected.  Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a fund to realize income prior to the receipt of cash payments with respect to these securities.  In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a
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fund's share price.  The values of fixed-income securities also may be affected by changes in the credit rating of the issuer.  Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities.  See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.
As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk).  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights.  In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.
Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers.  The average maturity is weighted according to the dollar amounts invested in the various securities by the fund.  In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.  For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date.  The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.  The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.
When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall.  This is known as prepayment risk.  Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.
U.S. Government Securities.  U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities.  U.S. government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. government
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currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value of such securities nor a fund's share price is guaranteed.
TIPS are issued by Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature.  Principal appreciation and interest payments will be exempt from state and local income taxes.  See also "Inflation-Indexed Securities" below.
Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.
On August 5, 2011, S&P Global Ratings lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA."  On August 1, 2023, Fitch downgraded its credit rating for the United States of America to "AA+" from "AAA", citing "a high and growing general government debt burden, and the erosion of governance relative to 'AA' and 'AAA' rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions."  The value of shares of a fund that may invest in U.S. government obligations may be adversely affected by any future downgrades of the U.S. government's credit rating.  While the long-term impact of a downgrade is uncertain, it could, for example, lead to increased volatility, stock market declines and rising bond yields in the short-term.
Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.
Ratings of Securities; Unrated Securities.  Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund.  Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities.  In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events.  To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.
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A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest.  Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist.  As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished.  Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating.  To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.
High Yield and Lower-Rated Securities.  Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P Global Ratings and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk.  See "Rating Categories" below for a general description of securities ratings.  These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.
Bond prices generally are inversely related to interest rate changes.  However, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.
The prices of these securities can fall dramatically in response to negative news about the issuer or its industry.  The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time.  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities.  These securities may be particularly susceptible to economic downturns.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.
Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of
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valuing the fund's portfolio and calculating its NAV.  Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.
Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings.  As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security.  Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.  Reorganization entails a complete change in the structure of a business entity.  An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested.  If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.
High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  A fund will not have any arrangement with any person concerning the acquisition of such securities.
Distressed and Defaulted Securities.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.
A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment.  A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.  Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time.  To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.
Zero Coupon, Pay-In-Kind and Step-Up Securities.  Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities
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varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  In order for a fund to maintain its qualification as a RIC and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.
Inflation-Indexed Securities.  Inflation-indexed securities are indexed to inflation so that principal and interest payments rise and fall with the rate of inflation.  Two structures are common.  Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond, which has the effect of changing the interest amount paid.  Other issuers pay out inflation-indexed accruals as part of a semi-annual coupon.
The periodic adjustment of TIPS is tied to the Consumer Price Index for All Urban Consumers (the "CPI-U"), which is calculated monthly by the Bureau of Labor Statistics of the U.S. Department of Labor and measures the changes in the price of a basket of goods and services purchased by urban consumers.  Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Treasury has guaranteed that, in the event of a drop in prices, TIPS would repay the adjusted principal or the original principal, whichever is greater, so that investors will not receive less than the originally invested principal.  However, the current market value of TIPS is not guaranteed and will fluctuate.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.
The value of inflation-indexed securities is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.  Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.  In addition, because inflation-indexed securities are intended to provide protection from inflation, they generally have lower expected returns.
Variable and Floating Rate Securities.  Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations.  The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.  Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.  Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller
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effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.
Variable Rate Demand Notes.  Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.
Floating and Inverse Floating Rate Debt Instruments.  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate.  The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.
Loans.  Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread.  As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease.  To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.
Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower").  Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes.  Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.
Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.  Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to:  (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.
A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement").  In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement.  In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement.  A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan.  Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate
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credit remedies against the Borrower.  The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower.  The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan.  The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.  With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.
In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees.  When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee.  On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan.  In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower.  Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.
Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange.  Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources.  Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser.  No active trading market may exist for some loans, which may make it difficult to value them.  Loans may not be considered securities, and purchasers, such as a fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information.  Because of the financial services and asset management activities of the Adviser and its affiliates, the Adviser may not have access to material non-public information regarding a Borrower to which other lenders have access which could put a fund at a disadvantage compared to such other investors.  Some loans may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value.  In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.
The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA'').  For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) and through (including) the actual settlement date.  Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on the settlement date for the purchase price of the loan paid by the Buyer).  In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received.  Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.
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A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan.  A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation.  In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.
Loans are usually rated below investment grade and may also be unrated.  As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured.  Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value.  Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.
Investing in loans is subject to legislative risk.  If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected.  In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers.  This would increase the risk of default.  If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly leveraged transactions.  If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.
Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.  In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan.  These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower.  This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral.  Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
The Adviser and/or its affiliates may participate in the primary and secondary market for loans.  Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions.  Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.  Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.
Participation Interests and Assignments.  Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank.  Co-Lenders may sell such securities to third parties called "Participants."  A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant.  Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants."  A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.
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A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower.  The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security.  The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower.  The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent.  In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower.  Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired.  Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest.  Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.
A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.
A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party.  Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.
Mortgage-Related Securities.  Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.
Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. government agency with respect to GNMA mortgage-backed securities), the market value of the security may fluctuate.  Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may
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entail greater risk than securities directly or indirectly guaranteed by the U.S. government.  The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.
Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk.  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below).  Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.
Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.  Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid.  The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.
Residential Mortgage-Related Securities.  Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or government-sponsored entities, such as GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.
Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government.  Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA.  The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling.  Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool.  The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers.  Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less
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GNMA's and the issuer's fees.  GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes.  This guarantee is backed by the full faith and credit of the U.S. government.  GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool.  Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae.  Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees.  The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.
Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. government.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs").  Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  In 2019, FHFA (as defined below) began mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS."  Each UMBS has a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment.  Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.
FNMA and FHLMC Conservatorship and Treasury Support.  FNMA and FHLMC (together, the "Enterprises") continue to operate under conservatorship of the Federal Housing Finance Agency ("FHFA"), as they have since 2008.  Treasury provides the Enterprises with financial support through the Senior Preferred Stock Purchase Agreements ("SPSPAs"), which were executed on September 7, 2008, one day after the Enterprises entered conservatorships.  The SPSPAs were designed to ensure that the Enterprises:  (i) provide stability to the financial markets; (ii) prevent disruptions in the availability of mortgage finance; and (iii) protect the taxpayer.  In exchange for Treasury's financial support, the SPSPAs required the Enterprises to, among other things, make quarterly dividend payments to Treasury, provide Treasury with a liquidation preference, and, beginning in 2010, pay Treasury a periodic commitment fee that reflects the market value of the outstanding Treasury commitment, as well as stock warrants for the purchase of common stock representing 79.9% of the common stock of each Enterprise on a diluted basis.
On May 6, 2009, Treasury and the Enterprises amended the SPSPAs to increase Treasury's commitment of financial support from $100,000,000,000 to $200,000,000,000 to each Enterprise.  On December 24, 2009, Treasury and the Enterprises again amended the SPSPAs to replace Treasury's $200,000,000,000 commitments with new formulaic commitments.  On August 17, 2012, Treasury and the Enterprises amended the SPSPAs (the "2012 Amendments") to recalibrate calculation of the quarterly dividends the Enterprises pay to Treasury.  Rather than use 10% (or in some cases 12%) of the liquidation preference to calculate the dividend amounts—a practice which was contributing to the Enterprises' need to draw on Treasury's commitment of financial support—the 2012 Amendments based the dividend amounts on net worth.  This helped ensure financial stability, fully captured financial benefits for taxpayers, and eliminated the need for the Enterprises circularly to borrow from Treasury only then to pay dividends back to Treasury.  The 2012 Amendments also suspended the periodic commitment fee for so long as the dividend amounts were based on net worth.  The 2012 Amendments also eliminated the requirement that the Enterprises obtain Treasury consent for asset dispositions with a fair market value (individually or in the aggregate) of less than $250 million, but required the Enterprises to submit annual risk management plans to Treasury.
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On December 21, 2017, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain a $3 billion capital reserve, quarterly.  Under the 2017 letter agreements, each Enterprise paid a dividend to Treasury equal to the amount its net worth at the end of each quarter exceeded $3 billion.  On September 30, 2019, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain earnings beyond the $3 billion capital reserves previously allowed under the letter agreements of 2017.  Under the 2019 letter agreements, FNMA may accumulate $25 billion in capital reserves and FHLMC may accumulate $20 billion in capital reserves.  These letter agreements effectively permitted the Enterprises to cease their dividend payments to Treasury until they reached the respective capital reserve limit.  On January 14, 2021, Treasury and FHFA announced amendments to the SPSPAs that allow the Enterprises to continue to retain earnings until they have reached the requirements set by FHFA's new capital rule issued in late 2020.  Under that rule, the Enterprises would have been required to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time.
Treasury has agreed that the Enterprises can raise private capital and exit conservatorship once certain conditions are met.  To facilitate Enterprise equity offerings, Treasury has committed to work to restructure its investment in each Enterprise.
The future status and role of the Enterprises could be impacted by (among other things): the actions taken and restrictions placed on the Enterprises by the FHFA in its role as conservator; the restrictions placed on the Enterprises’ operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury; market responses to developments at the Enterprises; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by the Enterprises, including any such mortgage-backed securities held by the funds.
Commercial Mortgage-Related Securities.  Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.  Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans.  In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.  The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.
Subordinated Securities.  Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities.  CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by:  (1) Ginnie Mae, FNMA or FHLMC pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA
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or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.
Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, or sometimes more than one index.  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.
Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.  It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.
As CMOs have evolved, some classes of CMO bonds have become more prevalent.  The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure.  PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios.  Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.
Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO").  IOs and POs can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
Adjustable-Rate Mortgage Loans ("ARMs").  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.  ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans.  Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Negatively amortizing ARMs may provide limitations on changes in the required monthly payment.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.
Private Entity Securities.  Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental
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issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers a fund or the price of a fund's shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.
Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument.  Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.
The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above).  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Other types of asset-backed securities may be developed in the future.  The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.
Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
Collateralized Debt Obligations.  Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets.  Assets called collateral usually are comprised of loans or other debt instruments.  A CDO may be called a collateralized loan obligation ("CLO") or collateralized bond obligation ("CBO") if it holds only loans or bonds, respectively.  Investors bear the credit risk of the collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
LIBOR Rate Discontinuance or Unavailability Risk.
Certain debt securities, derivatives and other financial instruments, including some of the funds' investments, may be based on floating rates, such as the London Interbank Offered Rate ("LIBOR"), Euro Interbank Offered Rate, Secured Overnight Financing Rate ("SOFR") and other similar types of reference rates.  While LIBOR was
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previously widely used as a reference for setting the interest rate on loans in the U.S. and globally, as a result of benchmark reforms, publication of most LIBOR settings has ceased.  It is anticipated that all synthetic U.S. dollar LIBOR settings will be discontinued by the end of September 2024.  Although some LIBOR-based or formerly LIBOR-based instruments in which a fund may invest might have contemplated a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have had such provisions and there may be significant uncertainty regarding the effect of any such alternative methodologies.  As such, the potential effect of the transition away from LIBOR on the funds or the financial instruments in which a fund invests cannot yet be determined.
Alternative reference rates to LIBOR have been established in most major currencies, with various financial industry groups transitioning to new benchmarks. In the United States, the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York convened the Alternative Reference Rates Committee (the "ARCC"), comprised of a group of private-market participants, to help ensure a successful transition from U.S. dollar LIBOR to a replacement reference rate.  The ARCC recommended a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight Treasury repo rates, as an appropriate replacement for LIBOR.  Under U.S. regulations implementing a statutory fallback mechanism for replacing LIBOR, SOFR-based benchmark rates have been adopted in certain financial contracts.  Following the implementation of these and other similar international regulatory reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.  There are obstacles to converting certain longer-term securities and transactions to a new benchmark or benchmarks.  While SOFR and other alternative rate setting methodologies were developed to replicate LIBOR, there may be significant uncertainty regarding their effectiveness, as such alternative reference rates are nonetheless different from LIBOR and changes in the applicable spread for financial instruments that have transitioned away from LIBOR have been made to accommodate the differences.  The transition away from LIBOR may lead to increased volatility and illiquidity in the markets, which may affect the value or return on certain of a fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades, and adversely affect a fund's investment performance.
Municipal Securities.
Municipal Securities Generally.  "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below).  Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities.  Municipal securities are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues.  Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.  Municipal securities include municipal lease/purchase agreements which are similar to installment
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purchase contracts for property or equipment issued by municipalities.
A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands.  A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession.  Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder.  The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.  For example, Puerto Rico, in May 2017, made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy.  Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.  Puerto Rico's government formally exited bankruptcy in March 2022, completing the largest public debt restructuring in U.S. history.  The restructuring was related to Puerto Rico's general obligation bonds, and did not resolve the bankruptcy proceedings for Puerto Rico's Highways and Transportation Authority and the Electric Power Company, which owed nearly $9 billion, the largest debt of any government agency.  In November 2023, a federal judge tentatively approved a portion of the plan to restructure the debt owed by Puerto Rico's power company.  A confirmation hearing regarding the plan began in March 2024.  In July 2024, the federal judge overseeing the debt restructuring process ordered all parties to enter into mediation.  There can be no assurances that these debt restructuring efforts will be effective.  The continued debt restructuring process could adversely affect the value of Puerto Rico municipal securities, including Puerto Rico municipal securities that are not subject to the debt restructuring process.  In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed-income securities, including the risk of non-payment.  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.
Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately.  The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity.  The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.
The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities.  As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.
For a fund that is a RIC for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax.  While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.
For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.
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Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT.  Taxable municipal securities also may include remarketed certificates of participation.  Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective.  A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state).  A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.
Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state.  Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties.  An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds.  You should consider carefully the special risks inherent in a fund's investment in such municipal securities.  If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.
The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.  The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due.  Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.  Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California.  Other prominent municipal bankruptcies have followed.  In July 2013, Detroit, Michigan filed for bankruptcy.  With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S.  The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.
Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption.  One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield.  Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund.  Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.  If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.
Instruments Related to Municipal Securities.  The following is a description of certain types of investments related to municipal securities in which some funds may invest.  A fund's use of certain of the investment techniques
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described below may give rise to taxable income.
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Floating and Variable Rate Demand Notes and Bonds.  Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals.  Variable rate demand notes include master demand notes.  See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

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Tax Exempt Participation Interests.  A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security.  These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank.  For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest.  As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.  See also "Fixed-Income Securities—Loans—Participation Interests and Assignments" above.

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Municipal Lease Obligations.  Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  Certain lease obligations may be considered illiquid.  Determination as to the liquidity of such securities is made in accordance with guidelines established by the board.  Pursuant to such guidelines, the boards have directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to:  (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant.  In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the boards have directed the Adviser to consider:  (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

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Tender Option Bonds.  A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the

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agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons.  The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.  The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund.  In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.  Separately, whenever a fund engages in a tender option bond trust transaction, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of such transaction or (ii) treat the transaction as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.
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Pre-Refunded Municipal Securities.  The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities.  Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.  However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

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Mortgage-Related and Asset-Backed Municipal Securities.  Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families.  Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries.  Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

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Custodial Receipts.  Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts.  A number of different arrangements are possible.  A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts.  These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.  See "Derivatives—Custodial Receipts" below.

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Indexed and Inverse Floating Rate Municipal Securities.  Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates.  Interest and principal payable on certain securities also may be based on relative changes among particular indexes.  So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal

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securities in a trust which divides the bond's income stream into two parts:  (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.
A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities.  In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.  Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.
An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.  Investments in inverse floaters may be illiquid.
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Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities.  Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons.  Pay-in-kind municipal securities generally pay interest through the issuance of additional securities.  Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

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Special Taxing Districts.  Some municipal securities may be issued in connection with special taxing districts.  Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment.  The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.  They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as

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general obligation bonds.  Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.  The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.
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Stand-By Commitments.  Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.  A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.  For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

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Structured Notes.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market.  When a fund purchases a structured note, it will make a payment of principal to the counterparty.  Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk.  The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only).  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks").  Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).
Funding Agreements.  In a funding agreement (sometimes referred to as a guaranteed interest contract ("GIC")), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index.  This guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.
Real Estate Investment Trusts (REITs)
A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-
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term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans or REMIC interests.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.  A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.
Money Market Instruments
When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. government securities, bank obligations, repurchase agreements and commercial paper.  During such periods, the fund may not achieve its investment objective(s).  A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.
Investing in money market instruments is subject to certain risks.  Money market instruments (other than certain U.S. government securities) are not backed or insured by the U.S. government, its agencies or its instrumentalities.  Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.
Bank Obligations.  See "Bank Obligations" below under "Money Market Funds."
Repurchase Agreements.  See "Repurchase Agreements" below under "Money Market Funds."
Commercial Paper.  Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.
Foreign Securities
Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.
Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or
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denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations.  After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.  For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors.  Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  In addition, significant external political and economic risks currently affect some foreign countries.  For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea.  Russia's military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies.  Additionally, a number of countries in Europe have suffered terror attacks.  War and terrorism also affect many other countries, especially those in Africa and the Middle East.  The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.
Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.
Investing in Europe.  Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU.  A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts.  Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.  Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and outside of Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be
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effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
In June 2016, the UK held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit").  On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state.  Accordingly, it was initially anticipated that the UK would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020.  Following this date, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force, under which EU law still had effect in the UK during a transitional period.  This transitional period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement.  The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement.  The full scope and nature of the consequences of the UK's exit are not known at this time and are unlikely to be known for a significant period of time.  The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.  It is also unknown whether the UK's exit from the EU will increase the likelihood of other countries also departing the EU.  Any additional exits from the EU, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth.  It is not possible to ascertain the precise impact these events may have on a fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the funds and their investments.
Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.
Emerging Markets.  Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries.  Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.
The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers.  A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls."  Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions.  Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves.  Capital controls include the prohibition of, or restrictions on, the ability to transfer
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currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital.  These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries.  Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.  Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets.  The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries.  Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets.  Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets.  Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally.  Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.
Certain Asian Emerging Market Countries.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets.  Currency devaluation in one Asian country can have a significant effect on the entire region.  The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.
Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region.  The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries.  In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.
Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations.  The securities industries in these countries are comparatively underdeveloped.  Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.  Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains.  There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.
Investing in China.  Investments in Chinese securities, including certain Hong Kong-listed securities, subject a fund to risks specific to China.  Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.  Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China.  However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental
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influence, a lack of publicly available information and/or political and social instability.  Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.  Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S. or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy.  The ongoing trade dispute, imposition of tariffs and deterioration of trade relations between China and the U.S. continues to introduce uncertainty into the Chinese economy and may result in market volatility, reductions in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on a fund's performance.  Worsening trade relations between the two countries also could adversely impact the funds, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China.
China has experienced security concerns, such as terrorism and strained international relations.  Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments.  Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities.
Investments in certain Hong Kong-listed securities may also subject a fund to exposure to Chinese companies.  In 1997, the UK handed over control of Hong Kong to the People's Republic of China.  By treaty, China has committed to preserve a high degree of autonomy for Hong Kong in certain matters until 2047, although defense and foreign affairs are the responsibility of the central government in Beijing.  However, as demonstrated by protests and unrest in Hong Kong in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, political uncertainty continues to exist in Hong Kong, which may have an adverse impact on Hong Kong's economy.
Stock Connect.  Certain funds may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges ("China A-Shares") through Hong Kong Stock Connect Program ("Stock Connect").  Trading in China A-Shares through Stock Connect is subject to certain risks, which may change over time.  A fund's investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable.  The list of eligible China A-Shares may change from time to time.  When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a fund may only sell, but not buy, the securities, which may adversely affect the fund's investment strategy.
While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund's ability to invest in China A-Shares.  For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a fund would be permitted to sell China A-Shares regardless of the quota balance).  These limitations may restrict a fund from investing in China A-Shares on a timely basis, which could affect the fund's ability to effectively pursue its investment strategy.  Investment quotas are also subject to change.
Chinese regulations prohibit over-selling of China A-Shares.  If a fund intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the fund's participant broker before the market opens.  As a result, the fund may not be able to dispose of its holdings of China A-Shares in a timely manner.
Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong are open and when banks in both markets are open on the corresponding settlement days.  Therefore, an investment in China A-Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.
Stock Connect regulations provide that investors, such as a fund, enjoy the rights and benefits of equities purchased through Stock Connect.  However, the nominee structure under Stock Connect requires that China A-Shares be held
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through the Hong Kong Securities Clearing Company (the "HKSCC") as nominee on behalf of investors.  While a fund's ownership of China A-Shares will be reflected on the books of the custodian's records, a fund will only have beneficial rights in such A-Shares.  The precise nature and rights of the fund as the beneficial owner of the SSE equities through the HKSCC as nominee is not well defined under the law of the PRC.  Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a fund under PRC law is uncertain.  In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares has full ownership over the securities rather than the fund as the underlying beneficial owner.  The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners.  Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.
While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply.  In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a fund will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities.  Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.
China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect.  In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted.  In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all.  Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions.  Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change, and any such changes may negatively affect investment returns.
Bond Connect.  Chinese debt instruments trade on the China Interbank Bond Market ("CIBM") and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC ("Bond Connect").  There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other fixed-income securities markets in emerging markets.  The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity.  The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a fund's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments.  Trading through Bond Connect is subject to a number of restrictions that may affect a fund's investments and returns.
Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a fund.  CIBM does not support all trading strategies (such as short selling).  Investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties.  Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit ("CMU") maintained with a China-based depository (either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH").  A fund's ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of a fund's Hong Kong sub-custodian.  Therefore, a fund's ability to enforce its rights as a bondholder may depend on CMU's ability or willingness as record-holder of the bonds to enforce the fund's rights as a bondholder.  Additionally, the omnibus manner in which Chinese debt instruments are held could expose a fund to the credit risk of the relevant securities depositories and a fund's Hong Kong sub-custodian.  While a fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested.  In addition, courts in China have limited experience in applying the concept of beneficial ownership.  Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A fund's investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations
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and disclosure of interest reporting obligations.  A fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect.  Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days.  The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification.  Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a fund, which may negatively affect investment returns.
Investments in CCMC Securities.  On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, U.S. persons (which includes the funds) from transacting in certain securities and derivatives of publicly traded securities of any of 31 companies designated as a "Communist Chinese military company" (a "CCMC" and such securities collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the U.S. Department of Defense (the "DOD") or the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC").  In the weeks following the issuance of the Order, the DOD designated an additional 13 companies as CCMCs, bringing the current total to 44 companies designated to date.  Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban several times from the initial date of January 11, 2021 to the most recent date of June 11, 2021 for publicly-traded securities of companies with a name that "closely matches the name" of a designated CCMC but that have not been designated as CCMC Securities.  In addition, U.S. persons also are prohibited from transacting in newly-designated CCMC Securities 60 days after such designation.  As clarified by an amendment to the Order dated January 13, 2021, and subsequent guidance from OFAC, U.S. persons may divest their holdings in the 31 initially-designated CCMCs at any time through November 11, 2021 (and have 365 days from date of designation to divest their holdings in other CCMCs).
OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several "Frequently Asked Questions" (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order's application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund's total assets).  Certain interpretive issues related to compliance with the Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name "close matches the name" of an entity designated as a CCMC.
A fund's holdings in CCMC Securities may adversely impact the fund's performance.  The extent of any impact will depend on future developments, including the fund's ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.
Investments in Variable Interest Entities.  To the extent a fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities ("VIEs").  VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education.  In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company.  The VIE lists on a U.S. exchange and investors then purchase the stock issued by the VIE.  The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, without providing actual equity ownership.
VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law.  Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

The legal status of the VIE structure remains uncertain under Chinese law.  There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers.  If new laws, rules or regulations relating to VIE structures are adopted, investors, including a fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available.
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In addition, VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements.  Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a fund to invest in such securities and may increase the expenses of a fund if it is required to seek alternative markets in which to invest in such securities.
Investing in Russia and other Eastern European Countries.  The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia's military invasion of Ukraine in 2022.  The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia's invasion of Ukraine.  The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions.  These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.  To the extent that a fund has exposure to Russian investments or investments in countries affected by the invasion, the fund's ability to price, buy, sell, receive or deliver such investments may be impaired.  A fund may determine that certain affected securities have zero value.  In addition, any exposure that a fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the fund's portfolio.  The extent and duration of Russia's military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth.
Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decade.  However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats.  Investments in these countries are particularly subject to political, economic, legal, market and currency risks.  The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S.  Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.
These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities.  A limited volume of trading may result in difficulty in obtaining accurate prices and trading.  There is little publicly available information about issuers.  Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision.  This may result in significant delays or problems in registering the transfer of shares.  It is possible that a fund's ownership rights could be lost through fraud or negligence.  While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.
Depositary Receipts and New York Shares.  Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.
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Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of BNYIA, by brokers executing the purchases or sales.
Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.
Sovereign Debt Obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than market prices of U.S. government debt or the debt of corporate issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.
Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest.  Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer.  Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.
Sovereign Debt Obligations of Emerging Market Countries.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations
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in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.
Brady Bonds.  "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds.  One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  See "Derivatives—Structured Securities" below.
Eurodollar and Yankee Dollar Investments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations.  Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investment Companies, Including Exchange-Traded Funds
Under the 1940 Act, subject to a fund's own more restrictive limitations, if applicable, a fund's investment in securities issued by other investment companies, subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate (such limits do not apply to investments in money market funds).  Exemptions
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in the 1940 Act or the rules thereunder may allow a fund to invest in another investment company in excess of these limits.  In particular, Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the funds and BNYIA, including limits on control and voting of acquired funds' shares, evaluations and findings by BNYIA and limits on most three-tier fund structures.
In addition to the management and operational fees the funds bear directly in connection with their own operation, a fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies, including ETFs.
A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by BNYIA.  In addition, a fund may invest in shares of one or more money market funds advised by BNYIA for strategic purposes related to the management of the fund.  To the extent such fund invests in a money market fund advised by BNYIA for such strategic purposes, BNYIA has agreed to waive a portion of its management fee payable to it by such fund equal to the management fee BNYIA receives from the money market fund with respect to the assets of the investing fund invested in the money market fund.  Such investments will not be subject to the limitations described above.
Exchange-Traded Funds.  Investments in investment companies may include shares of ETFs, generally those that are designed to provide investment results generally corresponding to a securities index.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  ETF shares are listed on an exchange and trade in the secondary market on a per-share basis.  At times, the market price may be at a premium or discount to the ETF's per share NAV.  In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained.  Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.  Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.
The values of ETFs' shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV).  Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a fund.  Moreover, a fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.
Private Investment Funds
As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund.  These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund.  In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority.  Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject.  There may be very little public information available about their investments and performance.  Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares of such private investment funds at an advantageous price and time.  Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.
Exchange-Traded Notes
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ETNs are debt obligations, generally unsecured and unsubordinated, with a return linked to the performance of a reference investment (typically an index).  ETNs are not registered investment companies and are not regulated under the 1940 Act.  Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer's assets and instead operate more like unsecured debt of the issuer.  This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist.  Accordingly, investments in ETNs are subject not only to the risks of the reference investment but also to the risks of a debt investment in the issuer.  The value of an ETN may be influenced by, and is subject to the risks of, time to maturity; level of supply and demand for the ETN; changes in interest rates; and creditworthiness of and default by the issuer.  As a result, the fund may lose all or a portion of the value of an investment in an ETN due solely to the creditworthiness of or default by the issuer.  In addition, there may be substantial differences between the value of the reference investment and the price at which the ETN may be traded, and the return on an ETN that is tied to a specific index may not replicate precisely the return of the index.  ETNs also incur certain expenses not incurred by the reference investment, and the cost of owning an ETN may exceed the cost of investing directly in the reference investment.  The secondary trading market price of an ETN (if such a secondary trading market exists) may be more volatile than the value of the reference investment it is designed to track.  The fund may not be able to liquidate ETN holdings at the time and price desired, which may impact fund performance.
Master Limited Partnerships (MLPs)
Although MLP investments may take many forms, a fund investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes ("Pass-Thru MLPs") and whose interests or "units" are traded on securities exchanges like shares of corporate stock.  A typical Pass-Thru MLP consists of a general partner and limited partners.  The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution.  The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions.  Due to their partnership structure, Pass-Thru MLPs generally do not pay income taxes.
MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).  Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios.  Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs.  Holders of partnership MLP units, either as general or limited partners, could potentially become subject to liability for all of the obligations of the MLP under certain circumstances, such as if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.
The benefit derived from a fund's investment in Pass-Thru MLPs is largely dependent on those MLPs being treated as partnerships for U.S. federal income tax purposes.  A change in current tax law (or the interpretation thereof), or a change in the business of a Pass-Thru MLP, could result in that MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income.  Thus, if any of the Pass-Thru MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.
Some limited liability companies ("LLCs") may be treated as Pass-Thru MLPs for federal income tax purposes.  Similar to other Pass-Thru MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  In contrast to other MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.
MLP interests in which a fund may invest include MLP common units, MLP subordinated interests, MLP
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convertible subordinated units, MLP preferred units, MLP general partner interests, MLP debt securities, equity and debt securities issued by affiliates of MLPs, MLP I-Shares and private investment in public equities ("PIPEs"), each as described below.  A fund may invest in more than one class of an MLP's interests, and the classes may have different voting, trading and/or distribution features or rights.
MLP Common Units.  The common units of many MLPs are listed and traded on U.S. securities exchanges such as the NYSE or the Nasdaq.  MLP common units can be purchased through open market transactions and underwritten offerings, and may also be acquired through direct placements and privately negotiated transactions.  Holders of MLP common units typically have very limited control and voting rights.  Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  Holders of such common units are typically entitled to receive a minimum quarterly distribution ("MQD") from the issuer and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights").  Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders.  In addition, incentive distributions are typically not paid to the general partner unless the quarterly distributions on the common units exceed specified threshold levels above the MQD.  In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units.  Additionally, the general partner may have the right to require common unitholders to sell their common units at an undesirable time or price.
MLP Subordinated Units.  Subordinated units, which, like common units, represent limited partner interests, are not typically listed or traded on an exchange.  Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer.  Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units.  Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner.  Subordinated units generally do not provide arrearage rights.  Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.
MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors.  The issuance of convertible subordinated units increases the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders.  MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation.  Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units.  Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests.  Convertible subordinated units do not trade on a national exchange or over-the-counter, and there is no active market for them.  The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units.  Convertible subordinated units generally have similar voting rights as do MLP common units.  Distributions may be paid in cash or in-kind.
MLP Preferred Units.  MLP preferred units are not typically listed or traded on an exchange.  MLP preferred units may be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.  Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
MLP General Partner Interests.  The general partner interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP.  The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner.  General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP.  General partner
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interests can be privately held or owned by publicly traded entities.  General partner interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership agreement.  In addition, holders of general partner interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD.  Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the MLP, to maximize cash flow and increase distributions to the limited partners.  Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution.  The ability of the limited partners or members to remove the general partner without cause is typically very limited.  In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.  MLPs have liabilities, such as litigation, environmental liability and regulatory proceedings related to their business operations or transactions.  To the extent that actual outcomes differ from management's estimates, earnings would be affected.  If recorded liabilities are not adequate, earnings would be reduced.  To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP's liabilities, the MLP's general partner would be liable for those amounts, which could be in excess of its investment in the MLP.  However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.
MLP Debt Securities.  Debt securities issued by MLPs may include those rated below investment grade.  Investments in such securities may not offer the tax characteristics of equity securities of MLPs.
Equity and Debt Securities Issued by Affiliates of MLPs.  A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners of MLPs and companies that own MLP general partner interests and are energy companies.  Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.  Such other MLP equity securities may be purchased through market transactions and through direct placements.

MLP I-Shares.  I-Shares (also called "I-Units" and "institutional units") represent an ownership interest issued by an affiliate of an MLP and typically are issued as publicly traded limited liability company interests.  The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP.  I-Shares represent an indirect limited partner interest in the MLP.  I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distributions.  I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP's I-Share holders.  I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unitholders of the MLP.  I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may be duplicative of the MLP's expenses.  A fund will receive taxable income from its ownership of I-Shares when they are sold or exchanged, or the MLP is liquidated.  I-Shares are not redeemable at the holder's option, and trade on a national stock exchange in the secondary market.  I-Shares may be thinly traded, based on investors' perceptions of the MLP's value.  The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions and general market and economic conditions.  These factors may result in the market price of the I-Shares being less than the value of its net assets.  This means that I-Shares may trade at a discount to the price of the MLP's common units.  Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes.

PIPEs.  The Adviser may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units.  The Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other
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private securities with significantly longer or shorter restricted periods.  PIPEs involve the direct placement of equity securities to a purchaser such as a fund.  Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering.  Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.
Derivatives
Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons related to the management of the fund; or (4) to seek to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would.  Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, forward volatility agreements, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes, custodial receipts and currency forward contracts.  Whether or not a fund may use some or all of these derivatives varies by fund.  In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.
Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act.  Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a VaR based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program.  Consequently, unless a fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the fund has established a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appointed a derivatives risk manager and will provide additional disclosure both publicly and to the SEC regarding its derivatives positions.  If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies.
Risks.  Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.
It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest,
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meaning that a small investment in derivatives could have a large potential impact on the fund's performance.  Derivatives involve greater risks than if a fund had invested in the reference obligation directly.
An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
Over-the-Counter Derivatives.  Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.
Leverage.  Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.
Options and Futures Contracts.  Options and futures contracts prices can diverge from the prices of their underlying instruments.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
CEA Regulation.  Each fund, except the CPO Funds, is operated by BNYIA in reliance on an exclusion, granted to operators of registered investment companies such as the funds, from registration as a "commodity pool operator" with respect to the fund under the CEA and, therefore is not subject to registration or regulation with respect to those funds under the CEA.  Although BNYIA has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, BNYIA relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds for which it relies on the Regulation 4.5 exclusion from the definition of "commodity pool operator."
The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if BNYIA continues to claim the exclusion from the definition of CPO with respect to such funds.  In order for BNYIA to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position
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was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations.  Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by BNYIA or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds").  Because BNYIA may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO.  BNYIA, on behalf of the funds, has filed the required notice to claim this no-action relief.  In order to rely on the temporary no-action relief, BNYIA must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.
BNYIA does not claim an exclusion from the definition of CPO with respect to the CPO Funds and, as a result, the CPO Funds are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests.  BNYIA has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations.  The CFTC has adopted rules (the "Harmonization Rules") with respect to the compliance obligations of advisers that operate registered investment companies subject to CEA regulation, such as the CPO Funds.  Under the Harmonization Rules, BNYIA will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.
If a fund, except the CPO Funds, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, BNYIA would withdraw its exclusion from the definition of CPO with respect to the fund and BNYIA would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.
Specific Types of Derivatives
Futures Contracts.  A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date.  When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If the fund has written a call option, it assumes a short futures position.  If the fund has written a put option, it assumes a long futures position.  When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.  Similarly, writing put options on futures contracts can serve as a limited long hedge.
Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss.
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Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss.  Transaction costs also are included in these calculations.
Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.
A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities.  Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.
Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.
•	Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.
•	Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.
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Interest Rate Futures Contract.  An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

•	Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.
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Eurodollar Contracts.  A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the SOFR or other reference rate, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in SOFR or other reference rate, to which many interest rate swaps and fixed-income instruments are linked.

Options.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  A fund receives a premium from writing an option which it retains whether or not the option is exercised.
A covered call option written by a fund is a call option with respect to which the fund owns the underlying security.  The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.
Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges
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or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Purchases or sales of options on exchanges owned by The Nasdaq OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of BNYIA, as the result of an arrangement between The Nasdaq OMX Group, Inc. and The Bank of New York Mellon.
Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).
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Options on Securities.  Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

•
Options on Securities Indexes.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

•
Foreign Currency Options.  Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements.  Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount.  Some swaps are, and more in the future will be, centrally cleared.  Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund.  Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
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Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund).  A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYIA's repurchase agreement guidelines).
A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.
The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC.  In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, or increase the cost of entering into derivatives transactions.  Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.
Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).
•	Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.
•	Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.
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•
Interest Rate Swap Transactions.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount.  These transactions typically are entered as a hedge against interest rate changes.  One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline.  The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.
In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate.  Caps and floors have an effect similar to buying or writing options.  Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
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Credit Default Swap Transactions.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

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Inflation Swap Transactions.  An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI").  The following is an example.  The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity.  (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.)  In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

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Total Return Swap Transactions.  In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party.  The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference.  A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future.  (If the difference is negative, then the buyer instead pays the seller.)  In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets.  For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares.  CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.  Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.
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Forward Volatility Agreements.  Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility.  Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency.  Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.
Credit Linked Securities.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.
Credit Derivatives.  Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index.  Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments.  The risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes).  If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan.  Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund.  The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity.  The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk.  A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of BNYIA's repurchase agreement guidelines).
Structured Securities and Hybrid Instruments.
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Structured Securities.  Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index").  When a fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default

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by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class.  Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.
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Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes.  Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index.  Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%.  Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity.  However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested.  As a result, ELNs generally are considered illiquid.
ELNs are generally subject to the same risks as the securities to which they are linked.  If the linked securities decline in value, the ELN may return a lower amount at maturity.  ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer.  ELNs are frequently secured by collateral.  If an issuer defaults, the fund would look to any underlying collateral to recover its losses.  Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral.  They provide no indication of the potential risks of the linked securities.
Participation Notes.  Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets.  Participation notes are a type of derivative which generally is traded over-the-counter.  The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.  Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note.  The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs").  LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets.  These
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securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts.  As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general.  Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.
Custodial Receipts.  Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian.  Underlying securities may include U.S. government securities, municipal securities or other types of securities in which a fund may invest.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts.  These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.  For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian.  As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account.  Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer.  In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.
Combined Transactions.  Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Future Developments.  A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund.  Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.
Foreign Currency Transactions
Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.
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Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including:  (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes.  Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive.  A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates.  There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.
The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.  As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.
Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.
Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Commodities and Commodity-Related Instruments, Including Commodity ETPs
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Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products.  Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns.  Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities.  A fund may invest in commodity-related securities and other instruments that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.  For example, a fund may invest in exchange-traded commodity pools or exchange-traded metals trusts ("Commodity ETPs").  However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a RIC under the Code.
The value of commodity-related instruments and Commodity ETPs involve the same risks associated with a direct investment in commodities and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments.  The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments.  A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop.  Certain commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.
Commodity ETPs.  Investments in Commodity ETPs involve the same types of risks of investing in an ETF except that the investments made by a Commodity ETP typically are commodities futures or physical commodities included in the index the Commodity ETP is designed to replicate or invest in and Commodity ETPs are not registered investment companies and are not regulated under the 1940 Act.  Interests in Commodity ETPs may trade at prices that vary from their NAVs, sometimes significantly.  In addition, the performance of a Commodity ETP may diverge from the performance of the relevant index.  The fund's investments in Commodity ETPs are subject to the risks of the investments made by the Commodity ETPs, as well as to the general risks of investing in Commodity ETPs.  The fund will bear not only the fund's management fees and operating expenses, but also the fund's proportional share of the fees and operating expenses of the Commodity ETPs in which the fund invests.
Short-Selling
A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns.  A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security.  The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund.  Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan.  To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those two dates.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale.  A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.
A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.
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When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  Whenever a fund enters into a short sale, it will treat the short sale as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.  Short-selling is considered "leverage" and may involve substantial risk.
Lending Portfolio Securities
Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  A fund also has the right to terminate a loan at any time.  When a fund lends its portfolio securities, the voting rights on the loaned securities transfer to the borrower until the loan is terminated and the securities are returned to the fund.  Accordingly, a fund may not vote proxies related to the issuers of its portfolio securities that are out on loan, unless the fund terminates the loan.  Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee.  If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  A fund may participate in a securities lending program operated by the Lending Agent.  The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing.  In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral.  A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by BNYIA, Treasury bills, agency securities, bank deposits, commercial paper or other cash equivalents, in each case to the extent it is a permissible investment for the fund.
Borrowing Money
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.
Borrowing Money for Leverage.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Reverse Repurchase Agreements.  Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the
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fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent a fund enters into a reverse repurchase agreement which is not treated as a derivatives transaction, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations or similar financing transactions and any other senior securities representing indebtedness, plus accrued interest, in certain cases, in accordance with SEC guidance.  The SEC views reverse repurchase transactions as collateralized borrowings by a fund.
Rule 18f-4 under the 1940 Act permits a fund to treat reverse repurchase agreements as derivatives transactions under certain circumstances.  A fund treating reverse repurchase agreements as derivatives transactions must include in its derivatives exposure the proceeds that the fund received but has not yet repaid or returned, or for which the associated liability has not been extinguished, in connection with each such transaction.  Whenever a fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk.
Forward Commitments.  The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.
Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery.  A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.
Pursuant to Rule 18f-4 under the 1940 Act, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Forward Roll Transactions.  In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.  During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund.  Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold.  Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.
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In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold.  A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold.  The dollar rolls entered into by a fund normally will be "covered."  A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction.  Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.
Illiquid Investments
Illiquid Investments Generally.  The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid investments.  Illiquid investments, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.
Section 4(2) Paper and Rule 144A Securities.  "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid investments.  Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Adviser pursuant to guidelines established by the board.  The Adviser will consider availability of reliable price information and other relevant information in making such determinations.
Non-Diversified Status
A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet federal tax requirements, at the close of each quarter a fund  may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. government securities or investments in certain other investment companies.
Investments in the Technology Sector
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The technology sector has been among the most volatile sectors of the stock market.  Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.
Investments in the Real Estate Sector
An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector.  An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.
An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.
Real property investments are subject to varying degrees of risk.  The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties.  Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.  If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected.  In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.  The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.
The financial results of major local employers also may have an impact on the cash flow and value of certain properties.  In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.  A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Investments in the Infrastructure Sector
Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.  Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies.  Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.
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Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer.  Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities.  Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company.  Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.
Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget.  In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates.  The market value of infrastructure companies also may decline in value in times of higher inflation rates.
Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.
Investments in the Natural Resources Sector
Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.  To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.
Investments in the Financials Sector
Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.  Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition.  In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.  Certain events in the Financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.  Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations.
Money Market Funds
The money market funds attempt to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of
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the issuing entities.  For Retail and Government MMFs, decreases in the value of the fund's portfolio securities may affect the fund's ability to maintain a stable NAV.
The amount of income from portfolio securities also could affect a money market fund's ability to pay periodic dividends and distributions to shareholders and/or its NAV.  It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the NAV of fund shares to fall.  In such cases, a fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses.  There is no guarantee that such actions would enable a Government or Retail MMF to maintain a stable NAV.
For money market funds that seek to maintain a stable $1.00 share price, a low or negative interest rate environment could impact the funds' ability to do so.  During a low or negative interest rate environment, the fund's board may authorize such funds to reduce the number of shares outstanding on a pro rata basis through reverse stock splits, negative dividends or other mechanisms to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and the funds' organizational documents.  Alternatively, the board may authorize the funds to discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents.
If a fund is authorized by the board to reduce the number of its outstanding shares through a reverse stock split, each share would continue to be valued at $1.00 per share, but each shareholder would own fewer shares of the fund and lose money.  A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund's income, or if an investment declined significantly in value.  A shareholder's total cost basis in their fund shares would remain the same, but the per share basis would be slightly higher than before such transaction.  The holding period for the fund shares received in a reverse stock split is expected to include the period during which the shareholder held the fund shares surrendered in the reverse stock split.
Ratings of Securities
If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions.  To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI.  The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.
Treasury Securities
Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.
U.S. Government Securities
U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities.  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full
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faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value of such securities nor a fund's share price is guaranteed.
Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by GNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.
Repurchase Agreements
A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest).  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement.  In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities.  A fund may engage in repurchase agreement transactions that are collateralized by U.S. government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. government securities ("credit and/or equity collateral").  Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. government securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of collateral rated below investment grade.  The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  Any joint repurchase agreements must be collateralized fully by U.S. government securities.
Bank Obligations
Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.  CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Bankers' acceptances are credit
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instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.  TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches.  A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  A fund would not own more than one such CD per such issuer.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income.  Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to:  (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.
In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.
Bank Securities
To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments.  Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses.  In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within
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the banking industry as well as with other types of financial institutions.  A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.
Floating and Variable Rate Obligations
Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.  Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks.  Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").
Participation Interests
A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest.  See "Fixed-Income Securities—Loans—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."
Asset-Backed Securities
A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.
Commercial Paper
Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.  The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).
Investment Companies
See "Investment Companies" above under "All Funds other than Money Market Funds."
Foreign Securities
Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers.  Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities.  Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers.  See, as applicable,
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"Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."
Municipal Securities
See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."
Derivative Products.  The value of certain derivative products is tied to underlying municipal securities.  A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act.  The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").
Stand-By Commitments.  See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."
Taxable Investments (municipal or other tax-exempt funds only)
From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments ("Money Fund Taxable Investments").  Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).  If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.
Illiquid Investments
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid investments.  Illiquid investments, which are securities that a fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.  See "Illiquid Investments—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."
Borrowing Money
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.
Reverse Repurchase Agreements.  See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."
Forward Commitments.  The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and
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payment take place in the future after the date of the commitment to purchase.  See "Borrowing Money—Forward  Commitments" above under "All Funds other than Money Market Funds."
Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other money market funds advised by BNYIA or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations.  A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day's notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Lending Portfolio Securities
The funds have no intention currently or for the foreseeable future to lend portfolio securities.  To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.
Money Market Fund Material Events
Financial Support Provided to Money Market Funds.  Since October 14, 2016, there have been no occasions on which an affiliated person, promoter or principal underwriter of a current money market fund, or an affiliated person of such a person, provided any form of financial support to the money market fund.
Any Form N‑CR filing submitted by a fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.
RATING CATEGORIES
The following is a description of certain ratings assigned by S&P Global Ratings, Moody's, Fitch and Morningstar DBRS.
S&P Global Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term.  Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days.  Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days.  However, the ratings that S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices.  Medium-term notes are assigned long-term ratings.
An "NR" indicates that a rating has not been assigned or is no longer assigned.
Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations: likelihood of payment—the capacity and willingness of the
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obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings
An obligation rated "AAA" has the highest rating assigned by S&P Global Ratings.  The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitments on the obligation is very strong.
An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics.  "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitments on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
An obligation rated "CC" is currently highly vulnerable to nonpayment.  The "CC" rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
An obligation rated "D" is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global  Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for
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example due to automatic stay provisions.  A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.
Note:  Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings  A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings.  The obligor's capacity to meet its financial commitments on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.
A short-term obligation rated "D" is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.
Municipal Short-Term Note Ratings Definitions.  An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1   Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3   Speculative capacity to pay principal and interest.
D         "D" is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody's
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Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.  The following is a ranking (from highest to lowest) of Moody's long-term and short-term categories.
Long-Term Obligation Ratings and Definitions.  Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Obligations rated "Aaa" are judged to be of the highest quality, with minimal risk.
Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.
Obligations rated "A" are considered upper medium-grade and are subject to low credit risk.
Obligations rated "Baa" are subject to moderate credit risk.  They are considered medium-grade and as such may possess speculative characteristics.
Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.
Obligations rated "B" are considered speculative and are subject to high credit risk.
Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.
Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.
Obligations rated "C" are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.  Moody's short-term ratings, unlike its long-term ratings, apply to an individual issuer's capacity to repay all short-term obligations rather than to specific short-term borrowing programs.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.
Short-Term Obligation Ratings.  The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or
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less.  Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.  MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."
MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  For variable rate demand obligations ("VRDOs"), Moody's assigns both a long-term rating and a short-term payment obligation rating.  The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments.  The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO.  The short-term payment obligation rating uses a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG").  Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Fitch
Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.  This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.  On the contrary, Ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery.  Individual obligations can be assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.
As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, except DIP obligation ratings that are not based off an IDR, and senior tranches of Enhanced Equipment Trust Certificates (EETCs), for which IDRs are secondary dependencies, as Fitch focuses primarily on structure, collateral and legal protection.  At the lower end of the ratings scale, Fitch publishes explicit
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Recovery Ratings in many cases to complement issuer and obligation ratings.
Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Highly speculative:  "B" ratings indicate that material credit risk is present.
Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.
Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.
Exceptionally high levels of credit risk:  "C" indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "CCC" to "C" rating categories, depending on their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to "AAA" ratings and ratings below the "CCC" category.
Structured, Project & Public Finance Obligations — Long-Term Rating Scales.  Ratings of structured finance obligations on the long-term scale consider the obligations' relative vulnerability to default.  These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
Very high credit quality:  "AA" ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse
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changes in business or economic conditions over time.
Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
Substantial credit risk:  "CCC" indicates that default is a real possibility.
Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.
Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.
Default:  "D" indicates a default.  Default generally is defined as one of the following:  failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Short-Term Ratings Assigned to Issuers and Obligations.  A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term deposit ratings may be adjusted for loss severity.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention (a long-term rating can also be used to rate an issue with short maturity).  Typically, this means a timeframe of up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
Highest short-term credit quality:  "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.
Fair short-term credit quality:  "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
Speculative short-term credit quality:  "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
High short-term default risk:  "C" indicates that default is a real possibility.
Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.
Default:  "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
Morningstar DBRS
Long Term Obligations.  The Morningstar DBRS long-term credit ratings scale provides an opinion on the risk of default.  Morningstar DBRS considers risk of default to be the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which a long-term obligation has been issued.  Credit ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories "(high)" and "(low)."  The absence of either a "(high)" or "(low)" designation indicates the credit rating is in the middle of the category.
Long-term debt rated "AAA" is considered to be of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
Long-term debt rated "AA" is considered to be of superior credit quality.  The capacity for the payment of financial
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obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.
Long-term debt rated "A" is considered to be of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.
Long-term debt rated "BBB" is considered to be of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.
Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.
Long-term debt rated "B" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.
Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C rating categories are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.  Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."
Commercial Paper and Short-Term Debt.  The Morningstar DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)" and "(low)."
Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.
Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.
Short-term debt rated "R-1 (low)" is considered to be of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.
Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.
Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer's ability to meet such obligations.
Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the
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certainty of meeting such obligations could be impacted by a variety of developments.
Short-term debt rated "R-4" is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.
Short-term debt rated "R-5" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.  Morningstar DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."
ADDITIONAL INFORMATION ABOUT THE BOARDS
Boards' Oversight Role in Management
The boards' role in management of the funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily BNYIA and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of BNYIA and its affiliates, service providers, including BNYIA's Director of Investment Oversight (or a senior representative of his office), the funds' CCO and portfolio management personnel.  The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer.  The boards also receive periodic presentations from senior personnel of BNYIA and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, investment research and securities lending.  As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters.  The boards have adopted policies and procedures designed to address certain risks to the funds.  In addition, BNYIA and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.
Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Adviser.  To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members.  Currently, except as may be noted in Part I of this SAI, all of the funds' board members, including the Chairman of the boards, are Independent Board Members.  The boards have determined that their leadership structure, in which the Chairman of the boards is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to:  (i) the services that the Adviser and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of BNYIA and its affiliates; and (iii) the boards' oversight role in management of the funds.
Additional Information About the Boards and their Committees
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Board members are elected to serve for an indefinite term.  The boards have standing audit, nominating, compensation and litigation committees.  The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter.  The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the BNY Mellon Family of Funds, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, New York, New York 10286, which include information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committees is to establish appropriate compensation for serving on the boards.  The litigation committee seeks to address any potential conflicts of interest between the funds and BNYIA in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by BNYIA or its affiliate.

MANAGEMENT ARRANGEMENTS
BNYIA
BNYIA is a wholly-owned subsidiary of BNY and the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNYIA is the investment adviser to each fund.  BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bny.com.
Pursuant to a management or advisory agreement applicable to each fund, BNYIA generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).
As further described below under "Distributor," BNYIA may pay the Distributor or financial intermediaries for shareholder or other services from BNYIA's own assets, including past profits but not including the management fee paid by the funds.  The Distributor may use part or all of such payments to pay Service Agents.  BNYIA also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates.  Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.
Sub-Advisers
See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.
For funds with one or more Sub-Advisers, BNYIA or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser.  A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by BNYIA), and certain related services.  NIM and NIMNA have entered into sub-sub-investment advisory agreements which enable each of them to provide the other that acts as a Sub-Adviser to a fund with certain advisory services for the benefit of such fund, including, but not limited to, portfolio management services.
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The following is a list of persons who are deemed to control each Sub-Adviser based on the Sub-Adviser's reporting of the level of such persons' ownership of stock or other interests of the Sub-Adviser or their position with the Sub-Adviser.  Listed companies or other entities are in the asset management or other financial services business, or are holding or other non-operating companies or entities within a group of such companies and/or entities.  For MIC, INA, NIM, NIMNA and Walter Scott, which are all subsidiaries of BNY, see "BNYIA" above for ownership information.
Alcentra:  Franklin Resources, Inc.
CenterSquare:  CenterSquare Investment Management Holdings LLC, LM CenterSquare Holdings LLC, LM CenterSquare Investment Holdings IV-A INC., Lovell Minnick Equity Partners IV-A LP, Lovell Minnick Equity Partners IV LP, Lovell Minnick Equity Advisors IV LP, Fund IV UGP LLC and Lovell Minnick Partners LLC
Sarofim & Co.:  The Sarofim Group, LLC
Portfolio Managers and Portfolio Manager Compensation
See the prospectus to determine which portions of the information provided below apply to your fund.
For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities.  Portfolio managers are compensated by the company that employs them, and are not compensated by the funds.  Each fund's portfolio managers are listed in Part I of this SAI.
The following provides information about the compensation policies for portfolio managers.
Alcentra.  Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long-term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.
BNY Wealth.  The portfolio managers' compensation is comprised of four components:  (i) a market-based salary; (ii) an annual incentive compensation plan; (iii) a long term incentive plan; and (iv) benefits that are offered to similarly situated employees of BNY-affiliated firms.
The annual incentive compensation plan is comprised of three components:  (1) portfolio performance; (2) individual qualitative performance; and (3) the overall performance of BNY Wealth.  Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe.  Individual qualitative performance measures contributions the participant makes to the Equity Management group, account manager/client communications and BNY Wealth.  Senior management may consider additional factors at its discretion.
Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of BNY Wealth.  A long-term incentive pool is established at the beginning of the plan year.  Eighty percent of this pool is allocated to the individual participants as target awards, and the remaining 20% is held in reserve until the end of the performance period (three years).  At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion.  Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY's Elective Deferred Compensation Plan.  Individuals participating in the Long Term Incentive Plan of BNY Wealth are not eligible to receive stock options.
Investment professionals, including portfolio managers, may be selected to participate in BNY's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY.  The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY stock on the date of grant.  Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant.  Investment professionals may also receive restricted stock as part of their
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compensation.  If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary.  Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.
CenterSquare.  The portfolio managers' compensation is comprised of a market-based salary and incentive compensation.  Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.
Individuals' packages are designed with the appropriate component combinations of:
•	Base pay: salary is competitive and base pay levels link pay with performance and reflect the market value of the position, individual performance and company business results.
•
Annual cash bonus:  the annual cash bonus plan is based on individual performance, including individual contribution to meeting business unit goals, career development goals and adherence to corporate values.  The annual cash bonus plan pool is computed based on the profitability of the firm.

•	Equity grant awards: management has reserved equity grant awards for employees based on a number of factors including exemplary performance and contributions to the company.
The current compensation structure was formulated with the intent of attracting and retaining high caliber professional employees.  CenterSquare, as a fiduciary, is committed to providing the necessary resources to maintain the quality of its services for the funds.
Dreyfus.  The firm's rewards program is designed to be market-competitive and align the firm's compensation with the goals of the firm's clients.  This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm's investment personnel to focus on long-term alpha generation.
The firm's incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year.  An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.
Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.  Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.
The following factors encompass the firm's investment professional rewards program.
•	Base Salary
•	Annual cash incentive
•	Long-Term Incentive Plan
•	Deferred cash for investment in the firm's products
•	BNY restricted stock units
INA.  INA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry.  INA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay.  This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry.  The components of remuneration are base salary and variable pay which is made up of two elements:  discretionary annual cash amount and a deferral into the INA Long Term Incentive Plan.  Cash and deferred pay play a significant role in total compensation.  The overall value of these payments is based on company performance while individual payments
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are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive.  INA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY.
Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development.  Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team.  For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles.  This is also supported by the INA Long Term Incentive Plan, which typically vests over three years.
The application of the above policy and principles are reviewed at least twice each year by the INA Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.
MIC.  The firm's rewards program is designed to be market-competitive and align the firm's compensation with the goals of the firm's clients.  This alignment is achieved through an emphasis on deferred awards, which incentivizes the firm's investment personnel to focus on long-term alpha generation.
The firm's incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year.  An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.
Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.  Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.
The following factors encompass the firm's investment professional rewards program.
•	Base salary
•	Annual cash incentive
•	Long-Term Incentive Plan
•	Deferred cash for investment in the firm's products
•	BNY restricted stock units
Newton.  Newton's portfolio manager compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients.  Portfolio managers may be rewarded using a mix of base salary, discretionary annual cash bonus, discretionary deferred cash incentives lined to performance of funds sub-advised by Newton and/or participation in a long-term incentive plan.  Awards are made annually to individuals following a robust assessment of their contribution during the year and over three- and five-year periods, taking into account both team and individual risk-adjusted performance.  Newton utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis.  The system incorporates the use of multiple appraisers, which may include direct reports, peers or colleagues from within the investment team and other areas of the firm, resulting in an assessment that combines feedback from each individual.  Additionally, in seeking to protect against excessive risk-taking and emphasize appropriate conduct/behavior, input from Newton's risk and compliance team on employee conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards.  Ultimately, Newton's remuneration committee decides upon the terms and conditions of remuneration and incentives for Newton's employees.
Sarofim & Co.  The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including the overall performance of Sarofim
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& Co. and (ii) the possible issuance of stock options.  The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager.  A lesser component of the portfolio managers' compensation results from the possible issuance of stock options.  Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, LLC, the ultimate corporate parent of Sarofim & Co.  The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, LLC.  The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted.  There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment.  There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.
Walter Scott.  Walter Scott's staff are paid competitive base salaries. Everyone in the firm is eligible to participate in the firm's annual profit share, which is a fixed percentage of the firm's pre-tax and pre-incentive operating profits.
This is the sole source of incentive compensation with performance being measured on a variety of goals and outcomes unique to each individual but ultimately contributing to the firm's investment objectives and the client service Walter Scott provides.
Compensation awards for those in the Research team are measured using the same outcomes.  Long-term performance, contribution to portfolio management decisions, research effort and quality (including our integrated portfolio company integrity analysis), stock picking success, responsibility for stewardship and management of financially material sustainability risks, and support in best servicing our clients are among other factors considered when determining an individual's profit share.  The importance given to particular factors will vary over time and between individuals.
The relative weights of base salary and profit share move according to performance.  The components of compensation will also vary from year-to-year depending on the level of the firm's operating profit.  There is, however, no cap on profit share as a percentage of base salary.
For Executive Directors, members of the Research team and some senior staff, the majority of annual compensation comprises a share of the firm's profits.  An element of this is deferred via a long-term incentive plan and invested in a global equity fund of which Walter Scott is the investment adviser.  For some other roles, the long-term incentive plan is in BNY stock.  Both have a deferral period which vests on a pro rata basis over three or four years.
Certain Conflicts of Interest with Other Accounts
Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").
Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  A potential conflict of interest may be perceived to arise if transactions in one account
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closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account.  Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser.  The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund.  In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.
Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund.  In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts.  For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.  In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer.  If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.
BNY and its affiliates, including BNYIA, Sub-Advisers affiliated with BNYIA and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.
BNY and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds.  BNY has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY (including, but not limited to, BNY's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser.  Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY may possess with respect to such issuers.  However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.
 Code of Ethics.  The funds, BNYIA, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund.  The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund.  In that regard, portfolio managers and other investment personnel employed by BNYIA or an Affiliated Entity or a Sub-Adviser affiliated with BNYIA must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY's Investment Ethics Committee.  Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.
Distributor
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The Distributor, a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York  10286, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part.  The Distributor also serves as distributor for the other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust.
Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).
The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase.  The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.
The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs.  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own assets, other than amounts received from a fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.
BNYIA or the Distributor may provide additional cash payments out of its own resources to Service Agents that sell shares of a fund or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those Service Agents.  Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from BNYIA's or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, BNYIA or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you.  In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation.  This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent.  As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.
Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.
The Distributor also may act as a Service Agent and retain sales loads, CDSCs and 12b-1 Plan fees.  These payments as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to BNYIA, may create an incentive for the Distributor to recommend or sell shares of a fund to you.  The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by
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the Distributor.
Transfer and Dividend Disbursing Agent and Custodian
The Transfer Agent, a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, is each fund's transfer and dividend disbursing agent.  Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses.  The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.
The Custodian, an affiliate of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the investments of the funds.  The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds.  Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.
Annual Anti-Money Laundering Program Review
The funds may engage an accounting firm (which may be the independent registered public accounting firm that audits certain of the funds' financial statements) to perform an annual independent review of the funds' anti-money laundering program.
Funds' Compliance Policies and Procedures
The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.
Combined Prospectuses
A fund's prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as such fund.  This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously.  However, a fund's board is only responsible for the disclosure in the fund's prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.
Escheatment
Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws.  The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration.  Escheatment rules vary from state to state, but generally, your account could be escheated if:
•	there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or
•	mail to the account address is returned as undeliverable by the United States Postal Service
In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.
Your assets would be escheated to the state indicated in the account address of record.  If you have a foreign address, your assets would be escheated to the state where your fund is organized, which is either Maryland or
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Massachusetts.  If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV.  If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated.  The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.
It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's website at least once a year (for shareholders that invest in the fund through an account held directly with the fund's Transfer Agent), and promptly cash all checks for dividends, capital gains and redemptions.  For retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records.  The fund, the Transfer Agent and BNYIA and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws. If you do not hold your shares directly with the fund, you should contact your broker-dealer, retirement plan, program sponsor, or other third-party intermediary, as applicable, regarding applicable state escheatment laws.
DETERMINATION OF NAV
See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.
Valuation of Portfolio Securities (funds other than Retail and Government MMFs)
A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on Nasdaq markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.
Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, such as the Valuation Designee, the amortized cost method would not represent fair value.
 Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value
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process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.
Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the Adviser, as the fund's Valuation Designee pursuant to Rule 2a-5 under the 1940 Act, using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.
Valuation of Portfolio Securities (Retail and Government MMFs only)
The valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.  Boards overseeing these money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of the funds' portfolio holdings by the boards, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost.  Other investments and assets will be valued at fair value as determined in good faith by the board.
Calculation of NAV
Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, NAV per share of each fund and each class of a multi-class fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time).  For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.
Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares.  For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ.  The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.
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Expense Allocations
Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company.  Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series.  In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.
NYSE and Transfer Agent Closings
The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.  In addition, the NYSE is closed on Good Friday.
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS
Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash.  If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.
For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.
Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.
Funds other than Money Market Funds
Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend").  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI.  In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.  The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.
A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.
For a bond fund that declares dividends daily (see "Distributions and Taxes" in the prospectus or Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use
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the dividend rate on the business day preceding the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.
Money Market Funds
Dividends accrue beginning on the date of purchase and through the day prior to the date a redemption is effective.  A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  Dividends usually are paid on the last calendar day of each month.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.
Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired.  Retail and Government MMFs do not expect to realize any long-term capital gains or losses.
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
See your fund's prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.
The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to a fund and its shareholders, including each fund's qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership, and disposition of a fund's shares.
This discussion does not purport to be a complete description of all of the tax considerations applicable to the funds or their shareholders.  In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold fund shares as part of a straddle or a hedging or conversion transaction and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations ("CFC"), and passive foreign investment companies ("PFICs").  This discussion is limited to shareholders that hold a fund's shares as capital assets (within the meaning of the Code) for U.S. federal income tax purposes, and does not address owners of a shareholder.  This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax laws nor does it discuss the special treatment under U.S. federal income tax laws that could result if a fund invests in tax-exempt securities or certain other investment assets.  This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion.  No fund has sought, and no fund will seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS.  Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.
For the purposes of this discussion, a "U.S. shareholder" is a beneficial owner of a fund's shares that is for U.S. federal income tax purposes:
•	an individual who is a citizen or individual resident of the United States;
•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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•
a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
For the purposes of this discussion, a "non-U.S. shareholder" is a beneficial owner of a fund's shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds a fund's shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.  Beneficial owners of a fund's shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the ownership and disposition of such fund's shares.
Tax matters are complicated and the tax consequences to a shareholder of an investment in a fund's shares will depend on the facts of such shareholder's particular situation.  Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of a fund's shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.
Taxation of the Funds
RIC Qualification Requirements.  Each fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code.  As a RIC, a fund will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the fund timely distributes (or is deemed to timely distribute) to its shareholders as dividends.  Instead, dividends a fund distributes (or is deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders.  A fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains.  To continue to qualify as a RIC, a fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below).  In addition, a fund must distribute with respect to each taxable year at least 90% of the sum of the fund's investment company taxable income (which generally is the fund's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the "Annual Distribution Requirement") for any taxable year.  The following discussion assumes that each fund qualifies as a RIC.
Taxation as a Regulated Investment Company.  If a fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the fund timely distributes (or is deemed to timely distribute) to shareholders.   A fund will be subject to U.S. federal income tax at the regular corporate rate  on any of its income or capital gains  not distributed (or deemed distributed) to its shareholders.
If a fund fails to distribute in a timely manner an amount at least equal to the sum of:  (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year, and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements.  For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid).  Each fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.
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To qualify as a RIC for U.S. federal income tax purposes, a fund generally must, among other things:
•	maintain an election and qualify as a registered management company under the 1940 Act at all times during each taxable year;
•
derive in each taxable year at least 90% of the fund's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the fund's business of investing in such stock, securities or currencies, or (b) net income derived from the fund's interest in a qualified publicly traded partnership ("QPTP") (collectively, the "90% Gross Income Test"); and

•	diversify the fund's holdings so that at the end of each quarter of the taxable year:
•
at least 50% of the value of the fund's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the fund's assets or more than 10% of the outstanding voting securities of that issuer; and

•
no more than 25% of the value of the fund's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such fund and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

A fund may have investments that require income to be included in investment company taxable income in a year prior to the year in which the fund actually receives a corresponding amount of cash in respect of such income.  For example, if a fund holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the fund must include in its taxable income in each year the full amount of its applicable share of the fund's  allocable share of these deemed dividends.  Additionally, if a fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount  (such as debt instruments with "payment in kind"  interest or, in certain cases, that have increasing interest rates or are issued with warrants), the fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the fund receives cash representing such income in the same taxable year.  A fund  may also have to include in its taxable income other amounts that the fund has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income.  If a fund's deductible expenses in a given year exceed its investment company taxable income, the fund will have a net operating loss for that year.  A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to shareholders.  In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain.  A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income  but may carry forward those losses, and use them to offset future capital gains, indefinitely.   Further, a RIC's deduction of net business interest expense is limited to 30% (generally increased to 50% for taxable years beginning in 2019 or 2020) of its "adjusted taxable income" plus "floor plan financing interest expense."  It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to a fund or its shareholders.  Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the fund is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the fund actually earned during those years.
In order to enable a fund to make distributions to shareholders that will be sufficient to enable the fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances
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described in the preceding two paragraphs apply, the fund may need to liquidate or sell some of its assets at times or at prices that the fund would not consider advantageous, the fund may need to raise additional equity or debt capital, the fund many need to take out loans, or the fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the fund's business (or be unable to take actions that are advantageous to its business).  Even if a fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the fund generally is not permitted to make distributions to its shareholders while the fund's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met.
If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Annual Distribution Requirement, the fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).  Although each fund expects to operate in a manner so as to qualify continuously as a RIC, a fund may decide in the future to be taxed as a "C" corporation, even if the fund would otherwise qualify as a RIC, if the fund determines that such treatment as a C corporation for a particular year would be in the fund's best interests.
If a fund is unable to obtain cash from other sources to enable the fund to satisfy the Excise Tax Distribution Requirements, the fund may be subject to additional tax.  However, no assurances can be given that a fund will not be subject to the excise tax and, a fund may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.
For the purpose of determining whether a fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the fund's distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the fund for U.S. federal income tax purposes, generally will be determined as if the fund realized these tax items directly.  Further, for purposes of calculating the value of a fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the fund's proper proportion of any investment in the securities of that issuer that are held by a member of the fund's "controlled group" must be aggregated with the fund's investment in that issuer.  A controlled group is one or more chains of corporations connected through stock ownership with the fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.
Failure to Qualify as a RIC.  If a fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, such fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).  If the fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the fund would generally be required to recognize gain to the extent or any unrealized appreciation in its assets unless the fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.
If a fund fails to qualify for treatment as a RIC in any taxable year, and is not eligible for such relief provisions, the fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a fund makes any distributions to the fund's shareholders and would reduce the amount available to be distributed to the fund's shareholders (or, potentially, Policy owners).  Such fund would not be able to deduct distributions to its shareholders, nor would distributions to its shareholders be required to be made for U.S. federal income tax purposes.  Any distributions the fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the fund's current or accumulated earnings and profits.  Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction.  Distributions in excess of the fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's adjusted tax basis in its shares of the fund, and any remaining distributions would be treated as capital gain.
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Equalization Accounting.  A fund may in certain years use "equalization accounting" in determining the portion of its net investment income and net realized capital gains that has been distributed.  A fund that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gain to redemptions of fund shares, and such income and gains will be deemed to have been distributed by the fund for purposes of the distribution requirements under the Code.  This may have the effect of reducing the amount of such income and/or gain that the fund is required to distribute to non-redeeming shareholders to avoid federal income tax and excise tax and also may defer the recognition of taxable income by its non-redeeming shareholders.  This process does not affect the tax treatment of redeeming shareholders and, as the amount of any undistributed income and/or gains will be reflected in the value of the fund's shares, the total return on a shareholder's investment will not be reduced as a result of the fund's distribution policy.  The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares.  In the event that the IRS determines that a fund is using an improper method of allocation and has under distributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.
The remainder of this section assumes that each fund will continuously qualify as a RIC for each taxable year.
Fund Investments—General
Certain of a fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test.  Each fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.
Gain or loss recognized by a fund from securities and other financial assets acquired by the fund, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss.  Such gain or loss generally will be long-term or short-term depending on how long the fund held a particular security or other financial asset.
A portfolio company in which a fund invests may face financial difficulties that require the fund to work-out, modify or otherwise restructure its investment in the fund company.  Any such transaction could, depending upon the specific terms of the transaction, cause the fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income.  Any such transaction could also result in the fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.
A fund's investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes.  Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by a fund.
If a fund purchases shares in a PFIC, and as such a fund may be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders.  Additional charges in the nature of interest generally will be imposed on the fund in respect of deferred taxes arising from such excess distribution or gain.  If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF to the fund.  Any inclusions in the fund's gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test.  Alternatively, a fund may elect to mark to market at
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the end of each taxable year the fund's shares in such PFIC, in which case, the fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income.  A fund's ability to make either election will depend on factors beyond its control, and the funds are subject to restrictions which may limit the availability or benefit of these elections.  Under either election, a fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the fund satisfies the Excise Tax Distribution Requirements.
The functional currency of the funds is the U.S. dollar for U.S. federal income tax purposes.  Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time such fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a fund.
Hedging and Derivative Transactions.  Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable).  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of a shareholder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.
Offsetting positions held by a fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute "straddles."  In addition, investments by a fund in particular combinations of investment funds also may be treated as a "straddle."  To the extent the straddle rules apply to positions established by a fund, or the investment funds, losses realized by the fund may be deferred to the extent of unrealized gain in the offsetting positions.  Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by a fund may constitute "mixed straddles."  One or more elections may be made in respect of the U.S. federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.
If a fund either holds (1) an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position") and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the fund enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
If a fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.
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Securities Lending.  A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by the fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the fund will not qualify as a foreign tax paid by the fund and cannot be passed through to shareholders.
Investments in Entities that Invest in or Finance Mortgage Debt.  Special tax rules may apply to the investments by a fund in entities that invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as, or invests in, a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.
Such investments may result in a fund receiving excess inclusion income ("EII"), in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including nominee accounts that hold shares, will be deemed to have received EII.  This can result in the fund being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-U.S. shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.
Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences for both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.
Taxation of the Subsidiary (BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund only).  The BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund may gain exposure to the commodity markets by investing up to 25% of each of their total assets in a "CFC" within the meaning of Section 957 of the Code, such as the Subsidiary.  In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business.  It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary is expected to be a CFC in which the fund owning the Subsidiary will be a U.S. shareholder.  If a fund is a U.S. Shareholder, such fund will be required to include in gross income for U.S. federal income tax purposes all of a CFC's "subpart F income," whether or not such income is actually distributed by the CFC.  Under Treasury regulations issued in 2019, subpart F income is treated as qualifying income for purposes of the 90% Gross Income Test regardless of whether an actual distribution from the CFC to the RIC is made.  Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives.  Subpart F income is treated as ordinary income, regardless of the character of the CFC's underlying income.  Net losses incurred by a CFC during a tax year do not flow through to the fund and thus will not be available to offset income or capital gain generated from the fund's other investments.  In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.
Investments in Municipal or Other Tax-Exempt Funds.  It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes.  Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as capital gains as
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described under "Taxation of U.S. Shareholders—Distributions on, and Sale or Other Disposition of, a Fund's Shares."  Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.
Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of these funds.  The income from such bonds may not be tax‑exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by certain types of shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.
As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax‑exempt interest and distributes such dividends on a monthly or more frequent basis.
If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a "fund of funds"), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.
Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, the fund would reevaluate its investment objective and policies.
The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.  Shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.
State Municipal Funds.  The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state (or, in the case of funds that invest at least 80% of their net assets in New York Municipal Bonds or New York Municipal Obligations, personal income tax imposed by New York City).  It should be noted that this treatment may change if, among other reasons:  a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations.  Fund shares and fund distributions may be subject to other state and local taxes.  In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states provide exemptions for distributions attributable to interest on certain U.S. government obligations.  Additionally, a shareholder may be subject to state income tax to the extent the shareholder sells or exchanges fund shares and realizes a capital gain on the transaction.
Taxation of U.S. Shareholders
The following summary generally describes certain material U.S. federal income tax consequences of an investment in a fund's shares beneficially owned by U.S. shareholders (as defined above).  If you are not a U.S. shareholder, it does not apply to you.
Distributions on, and Sale or Other Disposition of, a Fund's Shares.  Distributions by a fund generally are taxable to U.S. shareholders as ordinary income or long term capital gain.  Distributions of a fund's investment company taxable income, determined without regard to the deduction for dividends paid, will be
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taxable as ordinary income to U.S. shareholders to the extent of the fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares.  To the extent such distributions a fund pays to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains.  Distributions of a fund's net capital gains (which generally are the fund's realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the fund as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares.  Distributions in excess of a fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such U.S. shareholder's shares in the fund and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.
A portion of a fund's ordinary income dividends paid to corporate U.S. shareholders may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the fund.  A corporate U.S. shareholder may be required to reduce its basis in its shares with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code.  Corporate U.S. shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.
Although each fund currently intends to distribute any of its net capital gain for each taxable year on a timely basis, a fund may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a "deemed dividend."  In this case, the fund may report the retained amount as undistributed capital gains to its U.S. shareholders, who will be treated as if each U.S. shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.  In order to utilize the deemed distribution approach, a fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year.  A fund cannot treat any of its investment company taxable income as a "deemed distribution."
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.   If a fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.   However, any dividend declared by a fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the fund's shareholders on December 31 of the year in which the dividend was declared.
If a U.S. shareholder purchases shares of a fund shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.
A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder's shares of a fund.  The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange.  Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long term capital gain or loss if the U.S. shareholder has held such shares for more than one year.  Otherwise, such gain or loss will be classified as short term capital gain or loss.  However, any capital loss arising from the sale, redemption or other disposition of fund shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.  In addition, except in the context of shareholders employing the NAV Method (defined below), all or a portion of any loss recognized upon a disposition of the fund's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the
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disposition.  In such case, any disallowed loss is generally added to the U.S. shareholder's adjusted tax basis of the acquired shares.
In general, U.S. shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain.  Such rate is lower than the maximum rate on ordinary income currently payable by individuals.  Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applies to ordinary income.  A non-corporate U.S. shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
Each fund will send to each of its U.S. shareholder, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain.  In addition, the U.S. federal tax status of each year's distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).
Distributions by a fund out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations qualified REIT dividends earned by a fund may qualify for such deduction.  Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder's particular situation.
As discussed above under "Fund Investments—Investments in Municipal or Other Tax-Exempt Funds," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a fund which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
NAV Method of Accounting (money market funds only).  Shareholders in money market funds may elect to use a simplified method of accounting for computing gains and losses (the "NAV Method") in respect of their money market funds.  Under the NAV Method, rather than computing gain or loss separately for each taxable disposition of shares in a fund as described above, the shareholder would determine gain or loss annually based on the changes in the aggregate value of the shareholder's shares in the fund during the "computation period(s)" comprising the shareholder's taxable year, reduced by the shareholder's net investment for the applicable computation period(s).  Generally, a shareholder's net investment for a computation period, which may be positive, negative or zero, represents the cost or value of shares in the fund acquired by the shareholder during the applicable computation period(s), minus amounts received upon redemption of shares in the fund (or otherwise representing the value of shares redeemed) during the applicable computation period(s), in all cases determined under prescribed computation rules.  A computation period could be the shareholder's taxable year or certain shorter periods, provided that, if the shareholder has more than one computation period comprising its taxable year, the shareholder's net gain or loss for the taxable year in respect of the applicable fund will be the sum of the net gains or loss separately computed for such fund under the NAV Method for each computation period comprising its taxable year.
Gains and losses recognized under the NAV Method with respect to shares in a money market fund will be treated as short-term capital gains and losses if gain or loss with respect to a disposition of one or more of the shares would have been treated as capital gain or loss had the shareholder not elected to use the NAV Method.  Otherwise, such gains and losses will be treated as ordinary income.  If a shareholder holds shares in a particular money market fund in more than one account, it must treat its holdings in each account as a separate fund for purposes of applying the NAV Method.  Additionally, a change to or from the use of the NAV Method is considered a change in accounting method, which generally would require the shareholder to obtain the consent of the IRS to make such change using automatic change procedures and a short Form 3115 "Application for Change in Accounting Method."  A shareholder generally may elect to use the NAV Method in respect of a particular Government MMF or Retail MMF without the need to file a Form 3115 if (i) the shareholder has never used the NAV Method for that fund, and (ii) either the shareholder's basis in all its shares in that fund has at all times equaled $1.00 per share (i.e., the target
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share price), or the shareholder has not realized any gain or loss with respect to its shares in that fund.
All shareholders in money market funds should discuss with their own tax advisers whether to apply the NAV Method in respect of any given money market fund, the manner of obtaining any requisite consent of the IRS to use the NAV Method, and the manner in which gains and losses are computed under the NAV Method under the shareholder's particular circumstances.  As noted above, the wash sale rules that restrict the use of certain losses upon a taxable disposition of shares do not apply in respect of shares that are subject to the NAV Method.
The election of the NAV Method does not affect a shareholder's computation of income from fund distributions.
Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a U.S. shareholder recognizes a loss with respect to its shares of a fund in excess of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886.  Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Significant monetary penalties apply to a failure to comply with this reporting requirements.  States may also have a similar reporting requirement.  U.S. shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.
3.8% Surtax.  An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. shareholders (other than certain trusts) on the lesser of (i) the U.S. shareholder's "net investment income" for a taxable year and (ii) the excess of the U.S. shareholder's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers).  For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a fund, and net gain attributable to the disposition of shares of a fund (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.
Taxation of Non-U.S. Shareholders
The following summary applies only to persons that are non-U.S. shareholders.  If you are not a non-U.S. shareholder, it does not apply to you.
Distributions on, and Sale or Other Disposition of a Fund's Shares.  Distributions by a fund to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the fund's current and accumulated earnings and profits.
If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally be subject to U.S. federal income tax at the rates applicable to U.S. persons.  In that case, a fund will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.
Actual or deemed distributions of a fund's net capital gain (which generally is the excess of a fund's net long term capital gain over a fund's net short term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of the shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.  For a corporate non-U.S. shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty).  Non-U.S. shareholders are encouraged to consult their own tax advisers as to the applicability of an income tax treaty in their individual circumstances.
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No assurance can be given that a fund will distribute any interest related dividends or short term capital gain dividends.  In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. shareholders to the extent the dividends are designated as "interest related dividends" or "short term capital gain dividends."  Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements.
If a fund distributes its net capital gain in the form of deemed rather than actual distributions (which a fund may do in the future), a non-U.S. shareholder will be entitled to U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder's allocable share of the tax the fund pays on the capital gain deemed to have been distributed.  In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
Certain Additional Tax Considerations
Information Reporting and Backup Withholding.  A fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the fund that this shareholder is subject to backup withholding.  Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability if the appropriate information is timely provided to the IRS.  Failure by a shareholder to furnish a certified TIN to the fund could subject the shareholder to a penalty imposed by the IRS.
 Withholding and Information Reporting on Foreign Financial Accounts.  A non-U.S. shareholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides a fund or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.
Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. owners and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement; or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.  If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction.  In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules.  Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.  Non-U.S. shareholders could consult their own tax advisers regarding the particular consequences to them of this legislation and guidance.  No fund will pay any additional amounts in respect to any amounts withheld.
PORTFOLIO TRANSACTIONS
This section does not apply to a Fund of Funds' investments in Underlying Funds.  A Fund of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.
BNYIA assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds.  The funds, except for the money market funds, are managed by dual employees of BNYIA and an Affiliated
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Entity or one or more Sub-Advisers.  Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with BNYIA's trading desk (for the money market funds only), the "Trading Desk").  All portfolio transactions of the money market funds are placed on behalf of each fund by BNYIA.
Trading the Funds' Portfolio Securities
In managing money market funds, BNYIA will draw upon Dreyfus.  Dreyfus is a division of MIC that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by BNYIA or its affiliates that invest primarily in money market instruments.  Dreyfus, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  Dreyfus investment and credit professionals also utilize inputs and guidance from BNY's central Risk Management Department (the "Risk Department") as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by Dreyfus or BNY and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at Dreyfus.  In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.
Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a "spread."  Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.
The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.
In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.
Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers.  Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.
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The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds.  Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by BNYIA and its Affiliated Entities or a Sub-Adviser.  Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit BNYIA or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by BNYIA or an Affiliated Entity or Sub-Adviser.  Funds and accounts managed by BNYIA, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY and all its affiliates (including BNYIA and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds.  While the allocation of investment opportunities among a fund and other funds and accounts advised by BNYIA and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.
Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.
BNYIA, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by BNYIA, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund.  For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNYIA, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and BNYIA, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.
Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.
To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.
BNYIA (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients.  Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to BNYIA (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.
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For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained.  Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.
Soft Dollars
The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser.  Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.
Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.
The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms.  Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.
The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.
There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client.  The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises.  Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be
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utilized on behalf of a fund.  Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
IPO Allocations
Certain funds may participate in IPOs.  In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser.  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.
DISCLOSURE OF PORTFOLIO HOLDINGS
Policy
The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings.  It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about the fund's portfolio holdings.  Non-public information about a fund's portfolio holdings will not be distributed to persons not employed by BNYIA or its affiliates or the fund's Sub-Adviser(s) (or its or their accounting or administrative agent(s)), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy.  No fund or affiliate of a fund (as defined in the 1940 Act) may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.
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Procedures for Disclosing Fund Portfolio Holdings
Portfolio holdings means the portfolio securities and similar instruments owned by a fund and may include related information about current or recent ("recent" being defined as the time between any public release and the next public release of a fund's portfolio holdings) trading strategies or details of portfolio management's expected or recent purchases and sales of particular securities or types of securities.  Portfolio holdings can be identified not only by the specific name of the issue or issuer, but also, without limitation, by total shares or units owned, CUSIP number, ticker symbol, coupon, maturity, and total values (acquisition or market) and include currency, derivative, synthetic, and cash positions in addition to stocks, bonds, and money market instruments.  Portfolio holdings information excludes portfolio characteristics information as described below.
Public Disclosure of Fund Portfolio Holdings
Each fund, or its duly authorized service providers, shall publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-PORT exhibit filings and, for money market funds, Form N-MFP, made with the SEC.  Each non-money market fund (subject to the exceptions described below) shall disclose on the funds' public website (currently, at https://www.bny.com/investments/us/en/individual/products/lt.html#overview) the following:
(1)
the fund's complete portfolio holdings (a) as of each calendar quarter-end, subject to a 15-day lag between the date of the portfolio holdings information and the date of website posting and (b) as of each other calendar month-end, subject to a one-month lag between the date of the portfolio holdings information and the date of website posting;

(2)
the fund's top portfolio holdings (generally, top 10 portfolio holdings), as a percentage of net assets, on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings information and the date of website posting; and

(3)
from time to time, certain security-specific performance attribution data on a calendar month-end basis, subject to a 10-day lag between the date of the fund's portfolio holdings attribution information and the date of website posting (generally, attribution will be limited to the top five performance contributors and/or detractors).

Each non-money market fund's complete portfolio holdings will remain available on the website for a period of six months.  Top portfolio holdings and portfolio holdings-based performance attribution data shall remain available on the website for varying periods up to six months, provided that complete portfolio holdings will remain until the filing of the fund's next Form N-CSR or exhibit to Form N-PORT covering the date of the portfolio holdings information.
Each of BNY Mellon Floating Rate Income Fund and BNY Mellon High Yield Fund will disclose its respective portfolio holdings as of each calendar month-end, subject to a one-month lag between the date of such fund's portfolio holdings information and the date of website posting.
Each money market fund shall disclose its complete portfolio holdings on the funds' public website (currently, at www.dreyfus.com) on each business day, as of the preceding business day.  Each money market fund's daily posting of its complete portfolio holdings shall remain available on the website for five months.
Ongoing Arrangements
Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund, BNYIA or its affiliates or the Sub-Adviser(s), where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information, imposed by law and/or contract.  When required by applicable regulations, these arrangements shall be disclosed, including the identity of the person (or firm) receiving the information, in this SAI.  Any "ongoing arrangement" to make available such information not identified above must be for a legitimate business purpose and the recipient of such information will be subject to a
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written confidentiality agreement, the terms of which will include trading restrictions (as described below) with respect to any non-public information.  The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings information.
At least annually, and except as to new ongoing arrangements with service providers, the fund's CCO will provide a list of all new ongoing arrangements to make available portfolio holdings information to the board for review.
Arrangements where the disclosure of portfolio holdings information (or any subset thereof) occurs at least one day after the time at which such portfolio holdings information has been publicly disclosed are not subject to the above requirements.
Press Interviews, Broker Discussions, etc.
Portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of portfolio holdings to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the funds' policy.  For example, a portfolio manager discussing a particular fund may indicate that he or she likes and/or owns for the fund a security only if the fund's ownership of such security has previously been publicly disclosed a provided herein (and the statement is otherwise accurate and not misleading).
Confidential Dissemination of Portfolio Holdings
There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, and Thomson Reuters Lipper, and due diligence departments of financial intermediaries, such as broker-dealers and wirehouses, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc.  These services and departments may then distribute the results of their analysis to the public, paid subscribers and/or in-house among brokers, for example.  In order to facilitate the review of the funds by these services and departments, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized as discussed above, provided that:
(1)
the recipient does not distribute some or all of the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the funds before the portfolio holdings become public information as discussed above; and

(2)
the recipient signs a written confidentiality agreement (as discussed below).  Persons and entities unwilling to execute a confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the funds' policy.

The CCO may approve "other instances" where portfolio holdings information can be provided to a third party where there is a legitimate business purpose and the above two conditions are met.  The fund will disclose such other instances, including the identity of the person or firm receiving the portfolio holdings information, in this SAI as required under applicable regulations.
At least annually, the CCO will provide a list of all new "other instances" of making available portfolio holdings information to the board for review.
Arrangements where the disclosure of portfolio holdings information occurs at least one day after the time at which portfolio holdings have been publicly disclosed are not subject to the above requirements.
Disclosure of Portfolio Holdings to Employees
Non-public information concerning a fund's portfolio holdings may be disclosed to persons employed by the fund, BNYIA, the Distributor, or investment advisory affiliates of BNYIA that provide services to the fund for legitimate business purposes.  All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.
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Procedures for Disclosing Fund Portfolio Characteristics
Portfolio characteristics means aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings (such as top 10 portfolio holdings).  Portfolio characteristics include, but are not limited to, (1) descriptions of allocations by asset class, sector, industry, or credit quality; (2) performance- and risk-related statistics such as alpha, beta, r-squared, Sharpe ratio, and standard deviation; (3) descriptive portfolio-level statistics such as maturity, duration, P/E ratio, and median market capitalization; and (4) non-security specific attribution analyses, such as those based on asset class, sector, industry, or country performance.
Public Disclosure of the Portfolio Characteristics of a Fund
Portfolio characteristics may be made available and distributed if the availability of such information is disclosed in this SAI and the distribution of such information is otherwise in accordance with the general principles of the funds' policy.  Such information, if provided to anyone, shall be made available to any person upon request.
Information Deemed Not to be Portfolio Holdings Information
Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.
Trading Desk and Research Reports
The trading desks periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians), lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.  In addition, such trading desks may distribute to third parties, a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.
Confidentiality Agreements
Pursuant to the funds' policy, the disclosure of non-public information concerning a fund's portfolio holdings may be made to a limited group of third parties, so long as the third party has signed a written confidentiality agreement.  For purposes of the funds' policy, the confidentiality agreement must be in form and substance approved by the CCO.  Subject to such modifications as the CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally will provide that:
(1)
portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement;

(2)
the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and (ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(3)	upon written request, the recipient agrees to promptly return, delete, or destroy, as directed, copies of the portfolio holdings information; and
(4)
portfolio holdings information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the fund (or service provider), (ii) it becomes publicly known without

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breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the fund or its duly authorized agents to be disclosed.
Additional Restrictions
The board or the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings or portfolio characteristics beyond those provided in the funds' policy.
Waivers of Restrictions
The funds' policy will not be waived, or exceptions be made, without the written consent of the CCO.  Waivers or exceptions from the funds' policy shall be reported quarterly to the board.
Disclosures Required by Law
Nothing contained in the funds' policy is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations.  For example, the funds or any of their affiliates or service providers may file any report required by applicable law, respond to requests from regulators, and comply with valid subpoenas.
Reporting of Violations
Each violation of the funds' policy must be reported to the CCO.  If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE BNY MELLON FAMILY OF FUNDS
The boards of the funds have adopted the following procedures with respect to proxy voting by the funds.
Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures
The boards have delegated the authority to vote proxies of companies held in a fund's portfolio to either BNYIA or the fund's Sub-Adviser, except for (i) proxies of certain BHCs for which the boards have delegated to ISS the sole authority to vote proxies of Designated BHCs for certain funds as described below.  In addition, for each fund, the board has adopted proxy voting procedures pursuant to which proxies of companies held in a fund's portfolio will be voted.  The proxy voting policies and procedures adopted for a fund are those of (i) the Primary Employer, (ii) the Sub-Adviser and/or (iii) Wealth Management (collectively, "Firms"), as described below.
Funds	Entity with Discretionary Proxy Voting Responsibility	Firm Proxy Voting Procedures Adopted
Directly-Advised Funds	BNYIA	Primary Employer
Multi-Manager Funds	BNYIA	Wealth Management
Sub-Advised Funds	Sub-Adviser	Sub-Adviser

Bank Controlled Funds (as defined below) do not delegate voting to ISS as described herein.
Voting Proxies of Designated BHCs
BNY is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA").  Among other things, the BHCA prohibits BNY, funds that BNY "controls" by virtue of share ownership ("Bank Controlled
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Funds"), and any fund or other investment account over which BNY exercises sole voting discretion (collectively, the "BNY Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").
For all funds except Bank Controlled Funds, the board has delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNY Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs").  Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the Funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by Funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNY Entities because of BNY's share ownership in those funds.)  An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Entities in the aggregate own, control or hold sole voting discretion with respect to approximately 4.9% of any class of voting securities issued by the BHC.  If such aggregate level of ownership, control or voting discretion decreases to approximately 3%, the issuer will no longer be considered a Designated BHC and either BNYIA or the fund's Sub-Adviser (as appropriate) will be redelegated sole voting authority over the BHC's voting securities held by a fund.  BNY's Global Holdings Reporting Group is primarily responsible for monitoring (i) investments in BHCs for compliance with the 5% ownership limit under the BHCA Rules and (ii) the determination of the application of the delegation to ISS, and reappointment of either BNYIA or the fund's Sub-Adviser (as appropriate), with respect to voting authority over Designated BHC securities.
Proxy Voting Operations
The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.  Each fund for which ISS provides proxy voting and related services bears an equal share of ISS's fees in connection with the provision of such services.
Voting Shares of Certain Registered Investment Companies
Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.
Securities on Loan
Certain funds may participate in a securities lending program to generate income for their portfolio.  Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the fund.  In certain circumstances, BNYIA may seek to recall a security on loan before a record date in order to cast a vote (for example, if a fund's Sub-Adviser determines, based on the information available at the time, that there is a material proxy event that could effect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the fund).  However, BNYIA anticipates that, in most cases, the potential income a fund may derive from a loaned security would outweigh the benefit the fund could receive from voting the security.  In addition, the ability to timely recall securities on loan is not entirely within the control of BNYIA or a fund's Sub-Adviser.  Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.
Policies and Procedures; Oversight
The CCO is responsible for confirming that the Firms have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the funds.  In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Firms' procedures, as applicable, such as by sampling votes cast
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for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Firm's Proxy Voting Procedures.
Oversight of ISS for Voting Proxies for of Designated BHC Securities.  For ISS's voting activities in respect of proxies for securities of the Designated BHCs, BNYIA, through its legal, operational and administrative support groups, as well as certain BNY vendor review groups and engaged external consulting firms, shall provide ongoing oversight of ISS in order to ensure that ISS continues to vote proxies in the best interests of the funds and shall establish and implement measures reasonably designed to identify and address any conflicts involving ISS that can arise on an ongoing basis by requiring ISS to provide updates regarding any changes to its business, including with respect to capacity and competency to provide proxy voting advice, or its conflict policies and procedures.
Review of Proxy Voting
BNYIA reports annually to the boards on the funds' proxy voting, including information regarding:  (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.
Availability of Fund Proxy Voting Records
Pursuant to Rule 30b1-4 under the 1940 Act, the funds are required to file their complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th.  In addition, this information is available, by August 31st of each year, at www.bny.com/investments, on the SEC's website at http://www.sec.gov, and without charge, upon request, by calling 1-800-373-9387 (inside the U.S. only).  The funds have delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYIA, with the assistance of ISS.
Summaries of each Firm's Proxy Voting Policies can be found in Appendix A.
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ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS
Massachusetts Business Trusts
If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund.  However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member.  The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund.  The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.
Fund Shares and Voting Rights
Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable.  Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm.  However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office.  For a fund that is organized as a Maryland corporation or a series of a Maryland corporation, the holders of shares entitled to at least a majority of all the votes entitled to be cast at a special meeting of shareholders may require such a meeting to be held, including for purposes of removing a board member from office.  In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.
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GLOSSARY
Term	Meaning
12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	BNYIA and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Advisers Act	Investment Advisers Act of 1940, as amended
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor
Affiliated Entity	An affiliate of BNYIA that, along with BNYIA, employs fund portfolio managers who are dual employees of BNYIA and such affiliate
Alcentra	Alcentra NY, LLC
AMT	Federal alternative minimum tax
Authorized Entity
A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BHC	Certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution
BNYIA	BNY Mellon Investment Adviser, Inc.
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY
The Bank of New York Mellon Corporation; BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally

BOLD®	An acronym for Black Opportunity for Learning and Development
Cash Investment Strategies	The predecessor of Dreyfus, a division of BNYIA
Cash Management Funds	Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Treasury Obligations Cash Management and Dreyfus Treasury Securities Cash Management
CCO	Chief Compliance Officer; except for references to the CCO in Appendix A, "CCO" refers to the funds' CCO
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management LLC
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Citizens	Citizens Financial Group, Inc. and its affiliates
Code	Internal Revenue Code of 1986, as amended
III-123

CPO	Commodity pool operator
CPO Funds	BNY Mellon Dynamic Total Return Fund and BNY Mellon Global Real Return Fund
Custodian	The Bank of New York Mellon
Designated BHCs	BHCs which one or more Funds or other investment accounts over which BNY, in the aggregate, exercises sole voting discretion with respect to 5% or more of any class of voting stock of the BHC
Directly-Advised Funds	Funds advised by BNYIA that do not use any Sub-Advisers
Distributor	BNY Mellon Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	Dreyfus, a division of Mellon Investments Corporation
Dreyfus Corp.	The Dreyfus Corporation, the predecessor company of BNYIA
Dreyfus Government Fund	Dreyfus Government Cash Management, a money market fund advised by BNYIA into which certain fund shares may be exchanged
EDRs	European Depositary Receipts
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of other funds advised by BNYIA that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ERISA	Employee Retirement Income Security Act of 1974, as amended
ETFs	Exchange-traded funds
ETNs	Exchange-traded notes
Exchange Account
A special account in Wealth shares of the Dreyfus Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings, Inc.
FNMA	Federal National Mortgage Association
Fund of Funds
BNY Mellon Diversified International Fund, which invests all or substantially all of its investable assets in Underlying Funds, and BNY Mellon Yield Enhancement Strategy Fund, which invests significantly in Underlying Funds

GDRs	Global Depositary Receipts
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
Glass Lewis	Glass Lewis & Co.
GNMA	Government National Mortgage Association
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Government MMFs
Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Government Plus Money Market Fund, Dreyfus Institutional Preferred Treasury Securities Money Market Fund, Dreyfus Institutional Preferred Treasury Obligations Fund, Dreyfus Treasury Obligations Cash Management, Dreyfus Treasury and Agency Liquidity Money Market Fund and Dreyfus Treasury Securities Cash Management

In-Kind Redemption	Distribution to a redeeming fund shareholder of redemption proceeds in whole or in part in securities or other assets of the fund
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	BNY Mellon International Stock Index Fund, BNY Mellon Midcap Index Fund, Inc., BNY Mellon S&P 500 Index Fund and BNY Mellon Smallcap Stock Index Fund
Index Manager	MIC
INA	Insight North America LLC
Institutional Preferred Funds
Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Government Plus Money Market Fund, Dreyfus Institutional Preferred Treasury Securities Money Market Fund and Dreyfus Institutional Preferred Treasury Obligations Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
Institutional Liquidity Funds	Dreyfus Treasury and Agency Liquidity Money Market Fund
IPO	Initial public offering
IRAs
Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

IRS	Internal Revenue Service
ISS	Institutional Shareholder Services Inc.
Lending Agent	The Bank of New York Mellon
LIBOR
London Interbank Offered Rate, which is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations

MIC	Mellon Investments Corporation
Mellon Capital	Mellon Capital Management Corporation, a predecessor company of MIC
MLP	Master limited partnership
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Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Multi-Manager Funds	Funds whose assets are allocated solely among multiple, unaffiliated Sub-Advisers
Municipal Bonds Municipal Obligations
Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal personal income tax

Nasdaq	Nasdaq, Inc.
NAV	Net asset value
Newton	NIM and NIMNA
NIM	Newton Investment Management Limited
NIMNA	Newton Investment Management North America, LLC
NFA	National Futures Association
NYSE	New York Stock Exchange
Old Class T shares	Class T shares offered by certain funds prior to February 4, 2009
Plans	Distribution Plans, Service Plans, Shareholder Services Plans and Administrative Services Plans, if any, as described in Part II of this SAI
Primary Employer	Primary employer of a fund's portfolio managers
Purchaser
An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan

Rating Agencies	S&P Global Ratings, Moody's, Fitch and, with respect to money market funds, Morningstar DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans
Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

Retail MMF	Dreyfus Money Market Fund
RIC	Regulated investment company, as defined in the Code
S&P Global Ratings	A division of S&P Global Inc.
Sarofim & Co.	Fayez Sarofim & Co., LLC
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
III-126

Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
SOFR
Secured Overnight Funding Rate, which is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions

State Municipal Bonds
Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations
State Municipal Obligations
Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
Sub-Advised Funds	Funds that use a Sub-Adviser, unless such Fund is a Multi-Manager Fund or a Multi-Strategy Fund
Subsidiary
For BNY Mellon Dynamic Total Return Fund:  DTR Commodity Fund Ltd., a company:  (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and (3) which is wholly-owned and controlled by BNY Mellon Dynamic Total Return Fund.

For BNY Mellon Global Real Return Fund:  GRR Commodity Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, and (3) which is wholly-owned and controlled by BNY Mellon Global Real Return Fund.

Sustainable Funds	BNY Mellon Sustainable U.S. Equity Fund, Inc.
TIPS	Treasury Inflation-Protection Securities
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Transfer Agent	BNY Mellon Transfer, Inc.
Treasury	U.S. Department of the Treasury
Underlying Funds	BNY Mellon funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Valuation Designee	BNYIA
Walter Scott	Walter Scott & Partners Limited
Wealth Management	BNY Wealth
Weekly Liquid Assets
(i) Cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

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APPENDIX A
PROXY VOTING POLICIES AND PROCEDURES OF FIRMS DELEGATED FUND PROXY VOTING AUTHORITY
Alcentra NY, LLC ("Alcentra")
A.	Introduction/General Principles
In accordance with the Firm's fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm's Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm's proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/ Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as "Voting, Consent and/or Action Matters").
It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients' best interest to do so, and the Firm makes such determination on a Client-by-Client basis.
The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client
(i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.
All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote, (iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm's affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.
The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.
If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.
If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.
In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm's Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.
Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm's ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner's ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.
The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.
Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting).
Subject to potential exceptions applicable to Voting, Consent, and/or Action Matters involving the securities of ERISA Clients, the Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the

Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt.  Notwithstanding the foregoing, the decision not to exercise voting power over certain Voting, Consent, and/or Action matters may be reportable on Form N-PX.
Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.
B.	Guidelines
The following represents a guideline for each of the principal policy issues:
1.	Routine Proposals
Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm's intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.
2.	Non-Routine Proposals
Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.
3.	Corporate Governance Proposal
This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.
4.	Social Issues
These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company's competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.
5.	Other Proposals
These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm's Clients on a Client-by-Client basis.
6.	Conflicts and Split Voting
If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client's interests and the Firm's interest or between two or more Clients' interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client- by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by- Client basis is paramount.
Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.
C.	Conflict Management Procedures With Respect to Investments in Certain Real Estate Development Projects
As noted herein, in accordance with the Firm's fiduciary duty pursuant to the Advisers Act and otherwise under law to invest, act, and otherwise make determinations in accordance with what the Firm believes to be in the best interests of each of the Firm's Clients, the Firm has adopted and implements procedures to ensure that it serves the interests of each Client, on a Client-by- Client basis, at all times (i.e., the Firm will at all times act in a manner that it believes to be in the best interests of each Client without regard to the interests of any other Client, or any other affiliate of the Firm).
Also as noted in herein, situations may arise in which more than one Client (or other affiliate of the Firm) may invest in different parts or different layers of the capital structure of a portfolio company, issuer, borrower or other entity. For example, a Client (i) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own equity in the same portfolio company, issuer, borrower or other entity, (ii) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer, borrower or other entity, and/or (iii) may own equity of a portfolio company, issuer, borrower or other entity while another Client may own a different equity security of the same portfolio company, issuer, borrower or other entity. As a result, whether at the time of making such investment, or at the time that any vote, consent or other action is required with respect to such investment (such as, for example, at the time of a work-out, reorganization or other major corporate event with respect to any such portfolio company, issuer, borrower or other entity), conflicts may exist between or among the Clients (or other Firm affiliates) investing in or invested in such portfolio company, issuer, borrower or other entity.
Specifically and not in limitation of the procedures set forth elsewhere in this Manual, in order avoid potential conflicts between Clients or other Firm affiliates within the same issuer or borrower's capital structure with regard to certain real estate project development transactions and related real estate project financings (collectively, the "Real Estate Development Projects"), whenever it is reasonably practical to do so in connection with the limited liability companies, limited partnerships, joint ventures, special purpose vehicles and/or other entities formed with respect to the investments made by the Firm on behalf of its Clients in such Real Estate Development Projects (such entities, the "Real Estate Development Project Investment Entities"), if more than one Client or other Firm affiliate has an interest in such Real Estate Development Project that may be in conflict with the interest of another Client or other Firm affiliate in such Real Estate Development Project, the Firm shall seek to have at least one of the Real Estate Development Project Investment Entities managed and controlled by an entity that is not in any manner affiliated with the Firm (an "Independent Party") in order to ensure that, notwithstanding the economic interests in the Real Estate Development Project Investment Entity held by a Client or other Firm affiliate, the Independent Party manages and controls the Real Estate Development Project Investment Entity to ensure the separate management and control of the interests in the Real Estate Development Project held from time to time by Clients and/or other affiliates of the Firm.
In order to implement the foregoing, the Firm and/or its affiliates (1) whenever it is reasonably practical in connection with the formation and documentation of Real Estate Development Project Investment Entities, shall seek to have the limited partnership agreement, limited liability company operating agreement, joint venture agreement and/or other governance document of such Real Estate Development Project Investment Entity (the "Governance Documents") provide that, if any other Client or other affiliate of the Firm has an interest in such Real

Estate Development Project, (i) such Independent Party shall serve as the general partner, managing member, or other similar capacity of such Real Estate Development Project Investment Entity and such Independent Party shall exercise all management and control authority with respect thereto in accordance with such Governance Documents, and (ii) in the event that the Firm or any Client or other Firm affiliate has the right pursuant to such Governance Documents to remove such Independent Party as the general partner, managing member or other similar capacity from such role with respect to the Real Estate Development Project Investment Entity, the Firm, the Client or other Firm affiliate may only to so if, not later than thirty (30) days after such removal, the Firm, the Client or other Firm affiliate designates another Independent Party to serve in such capacity (and during such up to thirty (30) day period, the Firm, the Client and/or other Firm affiliate does not exercise any management or control rights with respect to the Real Estate Development Project Investment Entity that relate to the Real Estate Development Project if such exercise of such management or control rights is, or reasonably could be interpreted to be, either not in the best interests of the Real Estate Development Project Investment Entity with respect to the Real Estate Development Project or adverse to the interests in the Real Estate Development Project of any other Client or affiliate of the Firm) and/or (2) whenever the Firm or its affiliates do not include the foregoing conflict protections in the Governance Documents of such Real Estate Development Project Investment Entity, the Firm and its affiliates shall nonetheless, as a matter of internal policy and procedures, act in a manner in full compliance with the provisions set forth in clause (1) of this paragraph.
The paramount conceptual and implementation requirement of the foregoing compliance procedures are to ensure that, in situations where a conflict exists, or could reasonably be interpreted to exist, between Clients or other affiliates of the Firm with respect to Real Estate Development Projects, the Firm and its affiliates shall eliminate (or substantially mitigate) any such conflicts by having an Independent Party exercise all decision making authority with respect to the interests of one of the Clients or other affiliates of the Firm with respect to such Real Estate Development Project through the establishment of a Real Estate Development Project Investment Entity managed and controlled by such Independent Party. This will ensure that, both at the time of such investment and in the event that any decision or other action must be made or determined with respect to the interests in the Real Estate Development Project, the Firm and its affiliates are not placed in the position of having to manage competing and conflicting interests of its Clients or other affiliates, and the Firm may then act in the best interests of the Client or other affiliates for which the Firm has management and/or control rights with respect to the Real Estate Development
Project while the Independent Party exercises separate and independent management and control rights with respect to the Real Estate Development Project through the Real Estate Development Project Investment Entity, including with respect to Real Estate Development Project Investment Entities in which another Client or other affiliate of the Firm may have an economic interest.
D.	Recordkeeping
In accordance with the Firm's Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.
BNY Wealth
BNY Wealth, through its Proxy Voting Committee (the "Proxy Voting Committee"), will apply detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies (the "BNY Wealth Voting Guidelines").1  BNY Wealth, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, inc1uding the funds.
Securities of Non-U.S. Companies and Securities Out on Loan.  It is BNY Wealth's policy to seek to vote all proxies for securities held in the funds' portfolios for which BNY Wealth has voting authority.  However, situations may arise in which BNY Wealth cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.
Securities of Non-U.S. Companies.  With regard to voting proxies with respect to shares of non-U.S. companies, BNY Wealth will weigh the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.  However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest.  In these markets, BNY Wealth will seek to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements.  For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities.  During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank.  BNY Wealth generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked).  Therefore, if share blocking is required, BNY Wealth typically elects not to vote the shares.  Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies.  For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed.
Other markets require the provision of local agents with a power of attorney before acting on the voting instructions.  In some cases, the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis.  Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.
Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

1  There are separate guidelines for securities of non-U.S. companies (ex-Japan), with respect to which BNY Wealth seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the BNY Wealth Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines").

Material Conflicts of Interest.  BNY Wealth seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYIA, BNY Wealth, the fund's principal underwriter (the "Distributor"), or any affiliated person of the fund, BNYIA, BNY Wealth or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee.  The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services.  The Proxy Committee applies detailed, predetermined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC ("Glass Lewis" and, together with ISS, the "Proxy Advisors")) and without consideration of any client relationship factors.  When proxies are voted in accordance with these pre-determined Voting Guidelines, it is BNY Wealth's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed.  In addition, BNY Wealth will engage a third party as an independent fiduciary to vote all proxies for securities of The Bank of New York Mellon Corporation ("BNY"), and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY's Board of Directors, but material conflicts of interests may also arise due to relationships involving BNY Wealth and/or BNY Wealth employees, officers and directors.  When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide BNY Wealth with instructions as to how to vote such proxy.  In the latter case, BNY Wealth will vote the proxy in accordance with the independent fiduciary's determination.  Other possible conflict resolutions may include: (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.
Operations of the Proxy Voting Committee.  The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought.  Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals).  In addition, the Proxy Voting Committee will direct ISS to refer to it for discussion and vote all proxy proposals of those issuers:  (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed BNY Wealth is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion).  For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by BNY Wealth.
CenterSquare Investment Management LLC
Introduction
Pursuant to the adoption by the Securities and Exchange Commission of Rule 206(4)-6 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for a registered investment adviser to exercise voting authority with respect to client securities, unless:  (1) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients; (2) the adviser describes its proxy voting procedures to its clients and provides copies on request; and (3) the adviser discloses to the clients how they may obtain information on how the adviser voted their proxies.  This proxy voting policy ("Proxy Voting Policy") documents CenterSquare's proxy voting policies and procedures.
Proxy Committee

CenterSquare's Proxy Committee ("Proxy Committee") is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually.  The Proxy Committee is comprised of the Director, Securities Operations, and designated members of CenterSquare's investment teams.  CenterSquare Compliance will participate as a non-voting member of the Committee.  At a minimum, the Proxy Committee will meet no less than annually to review and update the Proxy Voting Policy, if necessary, and to review other proxy voting topics as needed.
Policy Details
Proxy voting is an important right of shareholders and duties of care and loyalty must be undertaken by CenterSquare to ensure that such rights are properly and timely exercised in accordance with CenterSquare's fiduciary duty to its clients.  To satisfy its fiduciary duty in making any voting determination, CenterSquare must make the determination in the best interest of the client and must not place its own interests ahead of the interests of the client.  Therefore, all proxies received by CenterSquare should be voted in accordance with these procedures which are intended to comply with Rule 206(4)-6 of the Advisers Act.  This Proxy Voting Policy applies only to those CenterSquare clients who, in their investment management agreement (the "IMA"), have chosen to give us discretion to vote their proxies.  At account start-up, upon amendment of the IMA, or upon a letter of instruction, the applicable documentation is reviewed to determine whether CenterSquare has discretionary authority to vote client proxies.
As a UNPRI Signatory, CenterSquare has chosen to use the ISS Sustainability Proxy Voting Guidelines as the default proxy policy for its clients.  A client of CenterSquare may elect to use other general or customized proxy voting guidelines through ISS.  However, CenterSquare does not attempt to reconcile individual client proxy policies to the ISS Sustainability Proxy Voting Guidelines.  A client may change their decision with regards to proxy voting authority or guidelines at any time.  Clients who have delegated voting responsibilities to CenterSquare with respect to their account may direct CenterSquare to vote in a particular manner for a specific ballot.  CenterSquare will use reasonable efforts to vote according to the client's request in these circumstances, however our ability to implement such voting instructions will be dependent on operational matters such as the timing of the request.
A.	Retention and Oversight of Proxy Service Provider
CenterSquare's proxy voting policies and procedures are intended to meet the objective to act in its clients' best interests.  The sheer number of proxy votes related to client holdings makes it impossible for CenterSquare to research each and every proxy issue.  Recognizing the importance of informed and responsible proxy voting, CenterSquare has retained an independent third party service provider, ISS, to analyze proxy issues, provide proxy research and recommendations on how to vote those issues, and provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.
CenterSquare monitors the capacity, competency, and conflicts of interest of ISS to ensure that CenterSquare continues to vote proxies in the best interest of its clients.  On an annual basis, CenterSquare conducts a due diligence review of ISS regarding their proxy voting services as part of its duty to perform oversight over the proxy voting firm.  This review includes updates and discussion about the following areas of ISS:
•	The adequacy and quality of staffing, personnel and/or technology;
•	Whether ISS has an effective process for seeking timely input from issuers and ISS clients with respect to, among other things, its proxy voting policies, methodologies, and peer group constructions;
•	Whether ISS has adequately disclosed to CenterSquare its methodologies in formulating voting recommendations, such that CenterSquare understands the factors underlying ISS' recommendations;
•	The nature of any third-party information sources that ISS uses as a basis for its voting recommendations; and
•	ISS policies and procedures regarding how it identifies and addresses conflicts of interest.

B.	Decision Methods
ISS' Global Voting Principles, launched in December 2013, provide for four key tenets on accountability, stewardship, independence, and transparency, which underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.  ISS uses a bottom-up policy formulation process which collects feedback from a diverse range of market participants through multiple channels including an annual Policy Survey.  The ISS Policy Board uses the input to develop its draft policy updates each year.  Before finalizing these updates, ISS publishes draft updates for an open review and comment period.  Beginning in 2008, all comments received are posted verbatim to the Policy Gateway, in order to provide additional transparency into the feedback ISS has received.  Final updates are published in November, to apply to meetings held after February of the following year.  ISS research analysts apply more than 400 policies to shareholder meetings.  As part of the research process, ISS analysts interact with company representatives, institutional shareholders, shareholder proponents and other parties to gain deeper insight into key issues.  ISS reviews and updates their proxy polices on an annual basis.  The ISS Policy Information is located under Policy Gateway at https://www.issgovernance.com.
When determining whether to invest in a company, one of the many factors CenterSquare may consider is the quality and depth of the company's management.  As a result, CenterSquare believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted.  Thus, on many issues, votes are cast in accordance with the recommendations of the company's management.  CenterSquare reviews all ballot items where ISS recommends voting against the management of the issuer.  Generally, CenterSquare will not override the ISS specific policy vote recommendations but reserves the right to change that vote when a CenterSquare Portfolio Manager disagrees with an ISS recommendation and feels it is in the best interest of all clients to change the proxy vote.  CenterSquare Compliance is notified when an override of the ISS vote is proposed by a CenterSquare Portfolio Manager.  CenterSquare Compliance will ascertain that appropriate justification for the override is reasonable and appropriately documented in the ISS voting records contemporaneous to the actual proxy vote.  A rationale of our decision is noted within the ISS system when we override ISS' specific policy recommendation and is included in the ballot summary reports.  Proxy voting reports are available to clients upon request.  For clients that have provided CenterSquare authority to vote proxies and have not otherwise selected other ISS general or customized proxy voting guidelines, proxy voting will be made on behalf of all client accounts in accordance with ISS Sustainability Proxy Voting Guidelines.
C.	CenterSquare Conflicts of Interest
In certain instances, a conflict of interest may arise when CenterSquare votes a proxy.  CenterSquare will deem to have a potential conflict of interest when voting proxies including, but not limited to, one or more of the following:
•	CenterSquare or one of its affiliates manages assets for that issuer or an affiliate of that issuer and also recommends that its other client's investment in such issuer's securities.
•	A director, trustee or officer of the issuer or affiliate of the issuer is an employee of CenterSquare or a director of CenterSquare or its affiliates, or a fund sub-advised by CenterSquare.
•	CenterSquare is actively soliciting that issuer or an affiliate of the issuer as a client
•	A director or executive officer of the issuer has a personal relationship with a member of the relevant investment team or other employee of CenterSquare that may affect the outcome of the proxy vote.
Each person who is a member of the Proxy Administrator, as further defined below, is a member of the investment team, or serves on the Proxy Voting Committee shall, on at least an annual basis, certify:
•
a list of any portfolio companies, including entities raising capital as part of a PIPE ("Private Investments in Public Equity") transaction, with or in which he or she has a relationship or could otherwise be deemed to have a conflict and;

•	they have not been unduly influenced by an issuer or other third party to vote in a particular manner.

In situations where CenterSquare perceives a material conflict of the interest, the conflict is reported to the Chief Compliance Officer.  It is expected that CenterSquare will abstain from making a vote decision and allow ISS to vote to mitigate the material conflict of interest.
D.	Securities Lending
Some clients have, at their discretion, elected to participate in security lending programs.  CenterSquare is unable to vote securities that are on loan under this type of arrangement.
E.	Decisions to not Vote Proxies
CenterSquare fully recognizes its responsibility to vote proxies and maintain proxy records pursuant to applicable rules and regulations.  CenterSquare will therefore attempt to vote every proxy it receives for all domestic and foreign securities.  There may be situations in which CenterSquare cannot vote proxies.  For example, the client or custodian does not forward the ballots in a timely manner.
Proxy voting in certain countries requires shareblocking.  Shareblocking in general refers to restrictions on the sale or transfer of securities between the execution of the vote instruction and the tabulation of votes at the shareholder meeting.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client's custodian bank.  The blocking period may last from several days to several weeks depending upon the market, the security and the custodian.  CenterSquare believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote.  In order to preserve the account's liquidity, CenterSquare will generally instruct ISS to "DO NOT VOTE" these shares.
Proxies relating to foreign securities may also be subject to additional documentation.  Such documentation may be difficult to obtain or produce as a condition of voting or requires additional costs that generally outweigh the benefit to be gained by voting.  Therefore, in some cases, those shares will not be voted.
F.	Reporting
ISS provides CenterSquare on-line access to client proxy voting records.  A summary of the proxy votes cast by CenterSquare is available to clients upon request for their specific portfolio.  Due to confidentially and conflict of interest concerns, CenterSquare does not disclose to third parties how it votes client proxies.
CenterSquare's proxy voting policies are disclosed in the Form ADV Part 2A.  A copy of this Proxy Voting Policy and the ISS Proxy Voting Guidelines are available to our clients, without charge, upon request.  All requests may be sent to Melissa Burk, Director, Securities Operations, CenterSquare Investment Management LLC, Eight Tower Bridge, 161 Washington Street, 7th Floor, Conshohocken, PA 19428 or mburk@centersquare.com.
G.	Proxy Administration and Recordkeeping
The administration of the proxy voting process is the responsibility of CenterSquare's securities operations department ("Proxy Administrator").  Both ISS and each client's custodian monitor corporate events for CenterSquare.  CenterSquare gives an authorization and letter of instruction to the client's custodian who then forwards the proxy material it receives to ISS so that ISS may vote the proxies.  On a regular basis, CenterSquare sends ISS an updated list of client accounts and the security holdings in those accounts so that ISS can update its database and is aware of which proxies it will need to vote.
The Proxy Administrator is responsible for:
•	monitoring reports identifying pending meetings and due dates for ballots
•	monitoring reports to ensure that clients are coded to the appropriate ISS policy
•	ensuring ballots are voted according to the ISS policy assigned to the client
•	monitoring for shareblocking ballots

•	monitoring reports for votes against management
•	reviewing user access and new / close account setups
•	performing vote overrides as required by Portfolio Managers and document changes and rationale for each vote override
CenterSquare or ISS also maintains the following records:
•
ballot summary reports for each client indicating which ballots were votes, number of shares voted, description of the proposal, how the shares were voted and the date on which the proxy was returned, and the policy applied

•	ballot summary reports for vote overrides with the Portfolio Managers rationale
•	meeting-level statistical reports
•	copy of each proxy statement received, provided that no copy needs to be retained of a proxy statement found on the SEC's EDGAR website
H.	CenterSquare Compliance Annual Review
CenterSquare Compliance will review and document no less frequently than annually, the adequacy of the proxy voting policies and procedures to make sure they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to ensure that proxies are voted in the best interests of CenterSquare's clients.  As part of this review, CenterSquare Compliance will review:
•	the Proxy Voting Policy
•	CenterSquare's client disclosures regarding its proxy voting policies and procedures in the ADV Form Part 2A, due diligence questionnaires, and other relevant materials
•	a sampling of proxy voting records to ensure voting was completed in the best interests of clients and in accordance with the ISS Sustainability Proxy Voting Guidelines
•	a sampling of proxy vote overrides and the documentation supporting such overrides
•	the Firm's annual due diligence over the third-party proxy voting firm, ISS
Fayez Sarofim & Co., LLC
Proxies are assets of Sarofim & Co.'s Clients that must be voted with diligence, care, and loyalty. Sarofim & Co. will vote each proxy in accordance with its fiduciary duty to its Clients. Sarofim & Co. will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, Sarofim & Co. will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. However, there is an exception for proxies relating to securities that are held at the time Sarofim & Co. commences active management of the client's account and are sold immediately after Sarofim & Co. commences such active management and with respect to which no other accounts actively managed by Sarofim & Co. already hold that security (such securities being referred to as "Zero Holder Securities"). The policy of Sarofim & Co. is not to vote Zero Holder Securities.
The Proxy Coordinator coordinates Sarofim & Co.'s proxy voting process.
Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Sarofim & Co. to maintain certain books and records associated with its proxy voting policies and procedures. The Proxy Coordinator will ensure that Sarofim & Co. complies with all applicable recordkeeping requirements associated with proxy voting.
Sarofim & Co. has retained Glass Lewis to assist in the proxy voting process. Charles Sheedy, Chairman of the Proxy Committee, manages Sarofim & Co.'s relationship with Glass Lewis. Glass Lewis provides the following in connection with the voting of proxies by Sarofim & Co.: (i) analyses of proposals, (ii) vote recommendations, (iii) vote execution services and (iv) record keeping services. Glass Lewis provides its analyses of proposals and vote recommendations pursuant to and in accordance with the proxy voting guidelines furnished to it by Sarofim & Co.
The Proxy Coordinator ensures that Glass Lewis votes all proxies according to Clients' specific instructions and Sarofim & Co.'s general guidance, and retains all required documentation associated with proxy voting.
Absent specific Client instructions, Sarofim & Co. has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately.
The Proxy Coordinator receives an email notification when there is a new Client that needs to be added to Sarofim & Co.'s proxy voting. The Proxy Coordinator also receives a monthly list of all such new Clients.
The Proxy Coordinator receives the paper ballots or notification through Glass Lewis for specific opportunities to vote proxies. The Proxy Coordinator then downloads the recommendations from Glass Lewis for each proxy vote and forwards them to the individual analyst for voting direction.
In deciding how to vote proxies, Sarofim & Co. relies, for the most part, on: (i) the business judgment of the management and directors of the issuer of the security ("Issuer") and (ii) the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's shareholders. However, whenever Sarofim & Co. determines, based upon the information available to it, that management's recommendations do not appear to be in the best interests of the Issuer's shareholders, management's recommendations will not be followed in voting the proxies.
The analyst who is responsible for the research coverage of the Issuer reviews the particular proxy statement. Such review includes, but is not limited to, consideration of the Glass Lewis analyses and the Glass Lewis vote recommendations. Upon completion of the review, the analyst determines how the proxy vote should be cast. In the event that the analyst's vote recommendation differs from the Glass Lewis vote recommendation, the analyst must provide a written explanation of why the analyst's vote recommendation differs from the Glass Lewis vote recommendation. The written explanation of the vote recommendation difference must be reviewed and accepted by the Chairman of the Proxy Committee. If Chairman of the Proxy Committee and the analyst agree on the vote recommended by the analyst, the analyst's vote recommendation shall be final and binding.
If the Chairman of the Proxy Committee and the analyst cannot reach agreement on the vote recommended by the analyst, the matter is then considered by the Proxy Committee as a whole, and the decision of such group with respect to the vote becomes final and binding.
The Chairman of the Proxy Committee or Proxy Committee members will review any documentation associated with the proxy vote and evaluate the analyst's proposal. The Chairman of the Proxy Committee or Proxy Committee members may wish to consider, among other things:
• A vote's likely short-term and long-term impact on the Issuer;
• Whether the Issuer has responded to the subject of the proxy vote in some other manner;
• Whether the issues raised by the proxy vote would be better handled by some other action by, for example, the government or the Issuer;
• Whether implementation of the proxy proposal appears likely to achieve the proposal's stated objectives; and
• Whether the analyst's proposal appears consistent with Clients' best interests.
After taking a reasonable amount of time to consider the analyst's proposal, each of the Proxy Committee members will make a recommendation regarding the proxy vote. The Chairman of the Proxy Committee will record each member's recommendation, and the proxy will be voted according the recommendations of a majority of the Committee's members.
Neither the analyst nor any member of the Proxy Committee involved in the consideration of the vote may be a person (an "Interested Person") who is (i) an officer or director of the Issuer, (ii) a shareholder beneficially owning 5% or more of the outstanding securities of any class of the Issuer or (iii) otherwise interested in any way (other than beneficial ownership of less than 5% of the outstanding securities of any class of the Issuer) in the outcome of the vote to be held with respect to that security.
The following examples are meant to help identify other potential conflicts:
•	Sarofim & Co. provides investment advice to an Issuer (i.e., publicly traded company). Sarofim & Co. receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;
•	Sarofim & Co. provides investment advice to an officer or director of an Issuer. Sarofim & Co. receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;
•
Sarofim & Co. or an affiliate has a financial interest in the outcome of a proxy vote, such as when Sarofim & Co. is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Sarofim & Co.;

•	An issuer or some other third party offers Sarofim & Co. or an Employee compensation in exchange for voting a proxy in a particular way;
•	An Employee, or a member of an Employee's household, has a personal or business relationship with an Issuer. Sarofim & Co. receives a proxy solicitation from that Issuer; and
•
Sarofim & Co. or its Covered Persons have a short position in an Issuer, but Sarofim & Co.'s Clients have a long position in the same Issuer. Sarofim & Co. receives a proxy solicitation from the Issuer.

When making any voting recommendation, the analyst must certify that he or she is not an Interested Person. If the analyst is an Interested Person, the Proxy Committee shall appoint another analyst who is not an Interested Person to conduct the review. If all investment members of the Proxy Committee are all Interested Persons, the Board of

Directors of Sarofim & Co. shall appoint an individual who is not an Interested Person to participate in the required review of an analyst's vote recommendation. The individual making the voting recommendation must certify that he or she is not an Interested Person.
Sarofim & Co. will not neglect its proxy voting responsibilities, but Sarofim & Co. may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, Sarofim & Co. may be unable to vote securities that have been lent by the custodian. The Chairman of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Sarofim & Co. does not vote a Client's proxy.
The final proxy voting decision is provided to the Proxy Coordinator who places the vote online through Glass Lewis. The Proxy Coordinator or Glass Lewis will retain the following information in connection with each proxy vote:
•	the Issuer's name;
•	the security's ticker symbol or CUSIP, as applicable;
•	the shareholder meeting date;
•	the number of shares that Sarofim & Co. voted;
•	a brief identification of the matter voted on;
•	whether the matter was proposed by the Issuer or a security-holder;
•	whether Sarofim & Co. cast a vote;
•	how Sarofim & Co. cast its vote (for the proposal, against the proposal, or abstain);
•	whether Sarofim & Co. cast its vote with or against management;
•	a list of ballots and shares voted; and
•	any back-up documentation.
Sarofim & Co. may vote the same proxy in two directions only if a Client has specifically asked Sarofim & Co. to vote his/her shares a certain way. If Sarofim & Co. votes the same proxy in two directions, the Proxy Coordinator will maintain documentation describing the reasons for each vote (e.g., Sarofim & Co. believes that voting with management is in Clients' best interests, but Client X gave specific instructions to vote against management) in the file of the Client that requested the specific vote.
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.
Proxies received after a Client terminates its advisory relationship with Sarofim & Co. will not be voted. The Proxy Coordinator will promptly return such proxies to the sender, along with a statement indicating that Sarofim & Co.'s advisory relationship with the Client has terminated, and that future proxies should not be sent to Sarofim & Co.
Insight North America LLC
1. Introduction
Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients' long-term economic interests.

The Insight Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").
2. Policy Statement
Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.
3. Scope
This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority.  Alternatively where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.
4. Proxy Voting Process
Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:
Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.
•	Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.
•
Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

•
Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders.  The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

•	Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.
Structure: The board should have clear division of responsibilities.
•
The Chair: The Independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

•
The Board: There should be an appropriate balance of executive and non-executive directors.  Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers.  There should be a clear division of responsibilities, between the independent board members and the executive leadership of the company.

•
Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.
•
Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

•
Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

•	Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.
Independence: The board should present a fair and balanced view of the company's position and prospects.
•
Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company.  The board should ensure the independence and effectiveness of internal and external audit functions.

•
Audit: The board should ensure that clear, uncontentious accounts are produced.  These should conform to the relevant best accountancy practices and accurately represent the financial position of the company.  Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

•	Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.
Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.
•
Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives.  Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

•	Transparent: Remuneration arrangements should be transparent and should avoid complexity.
•
Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost.  The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG") – (see section 6).
Voting activity is most usually performed by the Chair of the PVG, a senior portfolio manager with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).
The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background.  However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention.  If the chair is unable to cast a vote, the decision will be cast by the deputy chair.  Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1).  The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.
4.1 Voting Agent
To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent").  The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions.  This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision.  The

Chair of the PVG will review for contentious resolutions, and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).
Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.
On a monthly basis the Voting Agent provides reports on voting activity to Insight.  Voting data is available to Clients upon request and is posted on its website (see section 7).  Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.
5. Conflicts of Interest
Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance.  To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.
In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.
In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:
•	make a financial gain or avoid a financial loss at the expense of the Client
•	present material differences in the thoughts of two PM's who own the same security
•	benefit if it puts the interest of one Client over the interests of another Client
•	gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest
•	obtain a higher than usual benefit from a third party in relation to a service provided to the Client
•
receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or have a personal interest that could be seen to conflict with their duties at Insight

•
create a conflict where Insight invests in firms which are Clients or potential Clients of Insight.  Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g., sponsors of pension schemes). This includes financial and ESG considerations.

•	create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security
5.1 Escalation of Contentious Voting Issue
When a contentious voting issue is identified, the PVG Chairman or delegate will review, evaluate and determine whether an actual material conflict of interest exists, and if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:
•	removing certain Insight personnel from the proxy voting process

•	walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote and
•	voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner
An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.
The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.
6. Proxy Voting Group
The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required.  In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:
•	Casting votes on behalf of Clients
•	Voting Policy: Oversee and set the Proxy Voting Policy
•	Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis
•	Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines
•	Conflicts of Interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy
•	Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions
•	Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and
Reporting: Ensure voting activity aligns with local regulations and standards
The PVG is chaired by a Senior Portfolio Manager (who has no direct day to day investment discretion) and attended by portfolio management personal, the Senior Stewardship Analyst (Deputy Chair), Corporate Risk, Compliance, and Operations personal.  The PVG is accountable to and provides quarterly updates to the Investment Management Group ("IMG").
7. Disclosure and Recording Keeping
In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time.  In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting.  If Insight votes on a proxy and during the "share-blocking period" Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).
US Proxy Reporting: Form N-PX

Rule 14Ad-1 under the Securities Exchange Act of 1934 (“Exchange Act”) requires institutional investment managers (i.e., those managers subject to reporting requirements under Section 13(f) of the Exchange Act), such as Insight North America LLC (INA), to report annually on Form N-PX each “say-on-pay” and “say-on-frequency” vote over which they exercised voting power. Managers must file the form annually by August 31 of each year, covering the previous 12-month period ending on June 30. INA will leverage BNY’s Global Holdings Reporting Group to effectuate required filings under Rule 14Ad-1. The PVG will ensure data required to satisfy INA’s Rule 14Ad-1 reporting requirements is collected and reviewed for completeness and accuracy, in alignment with the reporting deadlines noted above.
Insight publishes its voting activity in full on its website.  This can be found at www.insightinvestment.com/ri.
8. Proxy Voting Policy Review
Insight will review its Proxy Voting arrangements regularly through the PVG.  Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.
A material change shall be a significant event that could impact Insight's ability to vote proxies such as a change in voting agent.
Dreyfus, a division of Mellon Investment Corporation
Dreyfus offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments.  Dreyfus also invests in repurchase agreements and bank deposits.  Due to the nature of these investments, Dreyfus does not anticipate regular proxy voting activity.  If presented with a proxy voting opportunity, Dreyfus will make voting decisions through the MIC Proxy Voting Committee that are consistent with MIC's policy and procedures.  A description of MIC's Proxy Voting Committee and its proxy policy and procedures is provided below.
Mellon Investments Corporation
MIC, through its Proxy Voting Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the "MIC Voting Guidelines").  For non-U.S. companies without significant U.S. operations, MIC seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Voting Guidelines" and, collectively with the MIC Voting Guidelines, each as in effect from time-to-time, the "Voting Guidelines").  MIC, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.
MIC takes seriously its responsibility to vote proxies on behalf of its clients as a prudent fiduciary. In general, we employ proxy voting to:
●  Align the interests of a company’s management and board of directors with those of the company’s shareholders

●  Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders regarding matters that could affect the long-term value of the company

●  Uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval

●  Promote adequate disclosure about a company’s business operations and financial activity

Securities of Non-U.S. Companies.  With regard to voting proxies with respect to shares of non-U.S. companies, MIC weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.  However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest.  In these markets, MIC generally seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements.  For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities.  During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank.  MIC generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked).  Therefore, if share blocking is required, MIC typically elects not to vote the shares.  Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies.  For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed.  Other markets require the provision of local agents with a power of attorney before acting on the voting instructions.  In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis.  Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.
Securities Out on Loan.  For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.
Material Conflicts of Interest.  MIC seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYIA, MIC, the Distributor, or any affiliated person of the fund, BNYIA, MIC or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee.  The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services.  The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis, together the "Proxy Advisors") and without consideration of any client relationship factors.  When proxies are voted in accordance with these pre-determined Voting Guidelines, it is MIC's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed.  In addition, MIC engages a third party as an independent fiduciary to vote all proxies for securities of BNY, and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY's Board of Directors, but material conflicts of interests may also arise due to relationships involving MIC and/or MIC employees, officers and directors.  When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide MIC with instructions as to how to vote such proxy.  In the latter case, MIC will vote the proxy in accordance with the independent fiduciary's determination.  Other possible conflict resolutions may include:  (1) voting in proportion to other shareholders ("mirror voting"); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.
Operations of the Proxy Voting Committee.  The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.  In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought.  Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals).  In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers:  (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed MIC is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion).  For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by MIC.
MIC will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority.  Our Voting Guidelines are also available publicly on our website at www.Mellon.com.
Newton Investment Management Limited/Newton Investment Management North America, LLC ("Newton")
Proxy Voting by Newton
Newton has adopted and implemented the Proxy Voting Policies and Procedures (the "Policy"), which it believes is reasonably designed to:
• Ensure that voting rights are exercised;
• Ensure voting decisions are taken in the best interests of clients and in line with governance best practice, aiming to protect our clients' rights as minority shareholders;
• Address potential material conflicts of interest that may arise; and
• Meet disclosure requirements and expectations in connection with voting responsibilities and activities undertaken.
Voting Guidelines
Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association's Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.
All voting decisions are based on Newton's voting guidelines.  We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for Newton.   This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from the stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company.  The stewardship team retains the ultimate discretion to deviate the vote instruction from Newton's bespoke policy's recommendation.
Our active approach to voting means that our voting decisions reflect our investment rationale and the company's approach to relevant codes, market practices and regulations.  These are applied to the company's unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.
Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.
In general, voting decisions are taken consistently across all Newton's clients that are invested in the same underlying company.  This is in line with Newton's investment process that focuses on the long-term success of the investee company.  Further, it is Newton's intention to exercise voting rights in all circumstances where it retains voting authority.  This may be hindered by various practical considerations.  For instance, in certain markets, shares are "blocked" before the exercise of voting rights.  Blocking consists of placing the stock on a register for a number of days spanning the meeting.  During the share-blocked period, the shares cannot be traded freely. We do not acquire or hold securities to influence control of management under Rules 13d-1(b) and 13d-1(c) of the Securities Exchange Act of 1934. Any expression of our views or voting policy during meetings is not intended, and should not be construed, as an indication of voting intentions, support for any action, or an attempt to influence management control. In markets where share blocking is practiced, Newton will vote only when the resolution is not in shareholders' best interests and where restricting the ability to trade is not expected to adversely affect the value of clients' holdings.  Another common barrier to voting is the requirement at market or company level for a Power of Attorney to be in place.  In cases where our clients have not put these Powers of Attorney into place, we will not submit a vote.
Newton's Governance Principles and Voting Guidelines are available on our website and on demand.
Voting Procedures
All voting opportunities are communicated to Newton by way of an electronic voting platform.  Moreover, the Stewardship Team has set up a series of email alerts and notifications on the electronic voting platform designed to ensure all meetings are voted in time and the significant holdings are captured and looked at internally.
The Stewardship team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern.  Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment.
An electronic voting service is employed to submit voting decisions.
Voting Service Providers
Newton utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research and for implementing Newton's bespoke voting policy and issuing recommendations based on this policy.
Newton's external voting provider is subject to the requirements set by Newton's Vendor Management Oversight Group. As such, regular due diligence meetings are held and minutes maintained with this provider, which includes reviewing its operational performance, service quality, robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, Newton participates in consultations that seek specific feedback on proxy voting matters.  This helps ensure alignment of interest between Newton's expectations and the voting recommendations provided by the external provider.
Acting Collectively
Subject to applicable law and reporting regulations, Newton will work collectively with other investors as well as trade associations, government bodies and non-governmental organizations to develop best practice, raise awareness of a concern or enhance the effectiveness of engagement activities.  When considering action and also when acting collectively on a specific issue of concern with a company, we exercise caution in order to avoid situations of being unintentionally in receipt of Material Non-Public Information, breaching relevant anti-trust or anti-competitive rules and regulations, or being considered acting in concert with one or more other investors.

Conflicts of Interest
Where Newton acts as a proxy for its clients, a conflict could arise between Newton (including BNY funds or affiliate funds), the investee company and/or a client when exercising voting rights.  Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients' voting rights are exercised in their best interests.  Newton seeks to avoid potential material conflicts of interest through:

I. the establishment of Newton's Governance Principles and Voting Guidelines, which are applied in an objective and consistent manner across client accounts, based on, the application of Newton's bespoke voting policy and analysis drawn from internal and external research, as applicable and without consideration of any Newton or BNY client relationship factors;
II. the establishment of an independent stewardship team, which executes Newton's proxy voting activities; and
III. internal oversight groups.
Where a potential material conflict of interest exists between Newton, BNY, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied.
All instances where a potential material conflict of interest has been recognized and where Newton engages its proxy voting service provider are disclosed in our annual stewardship report.
Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review.  Further information can be found in Newton's Conflicts of Interest Policy (https://www.newtonim.com/global/special-document/conflict-of-interest-policy).  Newton employees are required to identify any potential or actual conflicts of interest and take appropriate action to avoid or manage these and report them to Newton's Conflicts of Interest Committee for review.  Further information can be found in Newton's Conflicts of Interest Policy.
Disclosures and Reporting
We publish two major reports each year: (i) our annual stewardship report which provides an overview of our approach to stewardship and provides case studies on our engagement, advocacy and voting activities; and (ii) a post-season voting report outlining our views and approach on key trends observed, an overview of how we voted on shareholder proposals, and case studies on significant holdings and high profile names.
We also publish our quarterly vote record which includes voting rationale for decisions not aligned with the recommendations of the underlying company's management and for decisions on all shareholder proposed resolutions.
Newton's Governance Principles and Voting Guidelines describes our approach to the exercise of voting rights and are available on our website and on demand.
Newton's Governance Principles and Voting Guidelines document and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients upon request. Newton will provide clients with a copy of its policies noted above upon request, as well as information on how their proxies were voted by Newton.
Securities Lending
Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients.  For certain funds that are managed by BNY, and where Newton is appointed as investment manager or sub-advisor, the fund boards have entered into securities-lending programs.  The nature of our relationship has allowed us to agree to a recommended list of restricted securities for the purposes of lending.  This list is updated on a quarterly basis.
Controls, Record Keeping and Auditing
Newton has established a Sustainability Committee that oversees all aspects relating to sustainability at Newton, including Newton's investments, direct impacts and engagement with communities and engagement with financial markets (advocacy) regarding sustainability issues.  This includes Newton's approach to the exercise of voting rights.
Records are kept of all voting decisions, including evidence of the submission and approval process which are subject to external audit.  In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.  Further, Compliance Monitoring carry out reviews of Newton's proxy voting policies and procedures on a risk-based approach to confirm Newton's compliance with this policy.

Walter Scott & Partners Ltd.
Proxy Voting Policy
Considered proxy voting strengthens our ability to be engaged, active owners of companies on behalf of our clients.  It helps us to promote effective corporate governance and the prioritization of long-term shareholder value creation.
Voting complements our engagement with leadership teams by allowing us to express our views on specific issues, and to contribute to initiating change when required to protect and promote the best interests of our clients.
It is, in our view, a key lever in our ability to be effective stewards of shareholder capital.  For these reasons, we have a strong preference for being given full discretionary voting authority by our clients.
We carefully consider management's views when determining how to vote at shareholder meetings but our decision is always subject to our assessment of the likely client impact.
While we aim to vote at every shareholder meeting and on every resolution, this is on a 'best endeavors' basis and may not always be possible.  Instances where we might not be able to vote include, but are not limited to, the following:
• Where the client has directed stock lending. Walter Scott does not undertake stock lending. Any such arrangement rests solely with clients and their appointed custodian. Walter Scott generally does not ask clients to recall stock on loan in order to vote.
• Where the necessary power of attorney is not in place.
• When the proxy voting documentation is not delivered in a timely manner by the custodian.
• Where jurisdictional restrictions are applicable, such as excluded markets.
As proxy voting can be an effective feedback mechanism, when voting against management recommendations we typically notify the company in question, outlining our rationale for the decision.
To ensure that we have all the necessary information on an Annual General Meeting or Extraordinary General Meeting, we receive documentation on forthcoming votes from custodians and receive meeting analysis from an external proxy voting advisory service.  We consider third party recommendations for information purposes but arrive at voting decisions independently, based on company meeting materials and, where required, engagement with the company for additional information.
Monitoring, Review and Escalation of Proxy Voting
The Stewardship and Sustainability team in Research Operations team is responsible for managing the day-to-day proxy voting process. The team works with stock champions to ensure voting is consistent and aligned with our approach.
Voting is overseen by the Proxy Voting & Engagement Group (PVEG), a subgroup of the Investment Stewardship and Sustainability Committee (ISSC). All votes are signed off by one of the Co-Chairs of the ISSC, the Head of Research, the Head of Research Operations or in their absence a Director of Walter Scott. The PVEG reviews  proxy voting decisions  on a periodic basis.
The PVEG will determine our approach to voting on contentious or sensitive issues, or items that are not expressly covered in our policy or where further guidance has been requested by a member of the Research Team.
In the event that there is not agreement between the PVEG and the relevant stock champion on our proposed approach to voting, or where there is a particularly material or contentious issue, or a recommendation to vote in a manner that is contrary to our Proxy Voting Policy, the final decision will be escalated to the ISSC.
Conflicts of Interest
Potential conflicts of interest may arise when we exercise our discretionary proxy voting authority on behalf of clients. For example, several of our clients are corporate-sponsored pension schemes associated with companies in which we invest.

Walter Scott as a firm, or senior employees of the firm, could potentially have business or personal relationships with companies or stakeholders involved with the proxies that we are voting. This could be, for example, the issuer, proxy solicitor or a shareholder activist.
This is not an exhaustive list and we may encounter additional conflicts when exercising our discretionary proxy voting authority. We have designed our Proxy Voting Policy and pre-established voting procedures to ensure that only the interests of our clients influence our voting decisions. In the event of a potential conflict, the matter is referred to the PVEG to confirm whether the voting position in question is consistent with the Proxy Voting Policy.
If the PVEG determines that a vote cannot be made consistent with the Proxy Voting Policy due to an actual or perceived conflict of interest e.g. if the proxy proposal is not addressed by our pre-established voting guidelines or the conflict is too great, the group will not approve voting. Instead, it will consider options deemed necessary and appropriate to manage the conflict and act in the best interests of clients including, but not limited to, seeking voting direction or consent from clients.
Voting Guidelines
While we consider all votes on a case-by- case basis, we have guidelines in place for specific issues.
Boards & Directors
Board Composition
We expect boards to be comprised of individuals who collectively bring a range of skills, external experience, support and challenge to the boardroom.  We generally prefer to see an independent chair of the board and / or an independent lead director (with the authority to convene the independent directors when appropriate).
We generally presume directors are not independent if they have served on the board for ten or more years and we do not consider representatives of shareholders or former company executives to be independent.
Whilst we take into account that corporate governance standards and expectations vary between regions, we typically expect a minimum of 50% of independent directors on the board for non-controlled companies. Controlled companies should generally seek to link board independence levels to the economic stake held by minority shareholders. We may engage with companies in the first instance where board independence is in question. If a company is unable to justify the apparent lack of independence, we are likely to vote against the election of all non-independent directors, and / or against the chair of the board where we have material concerns.
We will consider supporting resolutions aimed at increasing board diversity if these are in the best long-term interests of shareholders. We generally expect to see diversity on boards and may engage with companies where this is not the case.
Board Committees
Where there are separate committees to oversee remuneration, audit, nomination and other topics, we may vote against chairs or members where we have concerns about independence, skills, commitment or the matters overseen by the committee. Our preference is for 100% independent audit and remuneration committees wherever feasible. For non-controlled companies, we expect to see a minimum of 50% of independent directors on remuneration, audit and nominations committees and an independent committee chair. Where this standard is not met, we may engage in the first instance, but should that prove ineffective we are likely to vote against non-independent committee members, the chair of the nominations committee and / or the chair of the board or take any other voting action deemed to be appropriate.
Director Commitment & Attendance
When voting on directorships, we give consideration to other commitments and the extent to which these might compromise the director's ability to carry out their responsibilities.  If we believe a director is not fully committed to their role, we will typically seek to engage with the company in the first instance.  If a director persistently fails to attend board and / or committee meetings without a satisfactory explanation, we will consider voting against the re-

election of that individual or against the chair of the nominations committee and / or the chair of the board if deemed to be appropriate.
Classified/Staggered Boards & Voting Standards
We generally support declassification of boards and simple majority voting (as opposed to cumulative voting) for director elections.  The provision for annual director election by shareholders is, in our view, typically in the best long- term interests of clients.
Audit
The selection of an external auditor should ideally be subject to annual shareholder approval.  There should be transparency in advance of an audit tender so that shareholders can engage with the company in relation to the process should they wish to do so.  It is our preference that the audit firm should be periodically changed.  If this is not expected market practice in the relevant region where the company is headquartered, then we would expect that the lead audit partner be rotated periodically or we may vote against the re-election of the external auditor and / or vote against the chair of the audit committee.
We further expect that there is an appropriate balance between audit and non-audit fees paid to the respective audit firm and will generally vote against the re-election of the external auditor and / or the chair of the audit committee if the non-audit fees exceed 50% of total fees payable in a calendar year without reasonable explanation.
Remuneration
Disclosure
Remuneration disclosure should be transparent and understandable, facilitating comparability and accountability.  We will typically vote against remuneration disclosure that fails to meet these standards.
Executive Remuneration
It is our preference for executive remuneration to be designed to align the interests of management and directors with long-term shareholders and durable value creation.
We generally vote in favor of compensation plans that we consider to be clear, robust and proportionate.  We will consider voting against proposals that appear permissive or excessive within the context of relevant sector and market practices, and with respect to any company specific circumstances.
We have a preference for an annual vote on executive compensation.  This helps to ensure ongoing alignment between management's remuneration and the interests of shareholders.
Non-Executive Remuneration
The board as a whole should determine levels of pay for non-executive directors and the non-executive chair in such manner as to ensure alignment with shareholders' interests, taking independent advice where appropriate to encourage objectivity.  Performance- based pay or share options should not typically be granted to non-executive directors and non-executive chairs.  We may vote against compensation plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee and / or the chair of the board if deemed to be appropriate.
Employee Stock Purchase Plans
We typically support employee stock plans that align with the interests of shareholders and are appropriate in quantum.  We may vote against employee stock plans that fail to meet these standards or alternatively consider voting against the chair of the remuneration committee if deemed to be appropriate.

Changes to Capital Structure
Raising Equity
We tend to vote against proposals that allow management to raise equity if the potential dilution* exceeds 10% and no specific reason for the capital increase is given.  If a specific reason is given, then we will evaluate each proposal on its merits.
Pre-emptive Rights
We generally vote against proposals to waive shareholders' pre-emptive rights to participate in a capital increase if the potential dilution* exceeds 10%.  We may accept waiving of pre-emptive rights in certain situations such as the creation of shares to pay for acquisitions or to reward staff and will evaluate each proposal on its merits.
Share Repurchases and Reissuance
We will typically approve proposals asking for permission to repurchase shares.  Furthermore, we will generally vote for proposals to authorize the reissuance of previously repurchased shares as long as the potential dilution* is less than 10%.
*Potential dilution is calculated as (authorized shares less outstanding shares) / outstanding share count.
Takeover Protection
We will generally vote against anti-takeover proposals or other 'poison pill' arrangements which can provide undue protection to entrenched management teams, including the authority to grant shares for such purposes.
Protection of Shareholder Rights
Voting Structures
Our preference is for a 'one share, one vote' structure for ordinary or common shares.  We discourage any divergence from this approach, such as the adoption of dual class or otherwise unequal share structures, as that gives certain shareholders influence or control disproportionate to their economic interests.  In the event that such voting structures already exist, we encourage disclosure and explanation and favor the use of 'sunset' mechanisms.  We further encourage commensurate extra protections for minority shareholders (particularly in the event of a takeover bid) and have a strong preference for controlling shareholders to recuse themselves from votes where there is a potential conflict of interest and from advisory votes where it would be beneficial to determine the view of minority investors.
Related-Party Transactions
We consider management's guidance on related-party transactions and we will vote in favor if the resolution aligns with the long-term best interests of shareholders.
Miscellaneous
Annual Report and Accounts and Disclosure Expectations
We have a preference that company Annual Report and Accounts and proxy voting materials are available in English.
Allocation of Income and Dividends
We may consider voting against proposals where the dividend allocation is below what we consider to be appropriate and the company retains significant cash on its balance sheet without adequate explanation.  We may vote against proposals if a company has not specified the dividend allocation.

Vague or Poorly Defined Proposals
Where proposals are vague or poorly defined, we generally seek clarification from the company.  If this is not forthcoming, we may vote against the proposal.
Political Donations
We generally oppose proposals asking for permission to make political donations.  In certain markets (such as the UK) where there is a legal requirement to seek pre-approval from shareholders for all political donations, we will typically support proportionate requests that are designed to protect the company against inadvertent or unauthorized donations.  In these circumstances we expect the company to clearly state in their notice of meeting that they do not intend to make any political donations and to have appropriate policies in place to manage the risk of inadvertent or unauthorized political donations.
Pledging of Shares
We generally discourage the pledging of stock by management and directors of investee companies.
Bundled Resolutions
We review bundled resolutions on a case- by-case basis and encourage unbundling.
ESG Issues and Shareholder Proposals
We consider ESG-related resolutions and shareholder proposals, including those relating to climate risk, on a case-by-case basis, taking account of management recommendation.  We will generally vote in favor of shareholder proposals that encourage companies to enhance their understanding and management of material sustainability risks and opportunities, and which are in the long-term interests of shareholders.
Ad-Hoc Items
We generally vote against proposals requesting approval for ad-hoc items.
Material Votes
Where the firm believes a resolution is material, in that the outcome could significantly affect the long-term investment return, on a best efforts basis Walter Scott will generally seek to ask clients who lend stock to recall any stock on loan.
Proxy Voting Disclosure
We publish aggregate quarterly voting data on our website alongside quarterly resolution level data.  Our annual Sustainability report also includes aggregate annual voting data.
Ownership & Review
This policy is owned by Walter Scott's Investment Management Committee and is reviewed on an annual basis.

BNY Mellon Investment Funds II, Inc.
(formerly, Dreyfus BNY Mellon Funds, Inc.)
PART C
OTHER INFORMATION
Item 28.	Exhibits

(a)(1)
Registrant's Articles of Incorporation dated November 1, 2013, are incorporated by reference to Exhibit (a)(i) of the Registration Statement on Form N-1A, filed on November 13, 2013 ("Registration Statement").

(a)(2)	Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of the Registration Statement.

(a)(3)	Articles Supplementary are incorporated by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on February 18, 2014.

(a)(4)	Articles Supplementary are incorporated by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on March 20, 2014.

(a)(5)	Articles Supplementary are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 26, 2015.

(a)(6)
Articles Supplementary are incorporated by reference to Exhibit (a)(vi) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on November 24, 2014 ("Post-Effective Amendment No. 16").

(a)(7)
Articles Supplementary reflecting the addition of BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP (together, the "Completion Funds"), to be filed by amendment.

(a)(8)	Articles of Amendment are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 16.

(a)(9)
Articles of Amendment regarding the name change of the Registrant from Dreyfus BNY Mellon Funds, Inc. to BNY Mellon Investment Funds II, Inc., and funds from Dreyfus Global Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund to BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund are incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on February 27, 2020 ("Post-Effective Amendment No. 51").

(a)(10)	Articles of Amendment to be filed by amendment.

(b)
Registrant's By-Laws are incorporated by reference to Exhibit (b) of Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 22, 2014 ("Pre-Effective Amendment No. 4").

(c)	Not applicable.

(d)(1)
Management Agreement between the Registrant, on behalf of BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund, and BNY Mellon Investment Adviser, Inc., dated December 17, 2013 amended as of June 3, 2019, Schedule 1 revised as of December 31, 2019, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 51.

(d)(2)	Revised Schedule 1 to the Management Agreement, reflecting the addition of the Completion Funds, to be filed by amendment.

(d)(3)
Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management Limited relating to BNY Mellon Global Emerging Markets Fund is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 51.

(d)(4)	Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Insight North America LLC, relating to the Completion Funds, to be filed by amendment.

(d)(5)
Sub-Sub-Investment Advisory Agreement between Newton Investment Management Limited and Newton Investment Management North America, LLC, relating to BNY Mellon Global Emerging Markets Fund, dated March 31, 2023, revised as of June 30, 2023, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on February 27, 2024 ("Post-Effective Amendment No. 56").

(d)(6)
Letter Agreement between BNY Mellon Adviser, Inc. and Newton Investment Management Limited, relating to BNY Mellon Global Emerging Markets Fund, dated March 31, 2023, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 56.

(d)(7)
Expense Limitation Agreement (relating to BNY Mellon Global Emerging Markets Fund) between the Registrant and BNY Mellon Investment Adviser, Inc., dated February 10, 2025, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A, filed on February 26, 2025( Post-Effective Amendment No. 57).

(d)(8)	Expense Limitation Agreement (relating to the Completion Funds) between the Registrant and BNY Mellon Investment Advisers, Inc., to be filed by amendment.

(e)(1)
Amended and Restated Distribution Agreement between the Registrant and BNY Mellon Securities Corporation, dated June 3, 2019 is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 51.

(e)(2)	Revised Exhibit A to the Amended and Restated Distribution Agreement, reflecting the addition of the Completion Funds, to be filed by amendment.

(e)(3)	Form of Broker-Dealer Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 51.

(e)(4)	Form of Service Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed on February 24, 2023.

(e)(5)	Form of Bank Selling Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 51.

(f)	Not applicable.

(g)(1)
Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011 (effective as of May 1, 2011) is incorporated by reference to Exhibit (g)(i) of Pre-Effective Amendment No. 4.

(g)(2)
Amendment to Custody Agreement made as of October 1, 2013 is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on February 27, 2017 ("Post-Effective Amendment No. 40").

(g)(3)	Second Amendment to Custody Agreement made as of December 22, 2016 is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 40.

(g)(4)	Third Amendment to Custody Agreement made as of April 1, 2023, is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 56.

(g)(5)	Revised Schedule 1 to the Custody Agreement, reflecting the addition of the Completion Funds, to be filed by amendment.

(h)(1)
Amended and Restated Transfer Agency Agreement between the Registrant and BNY Mellon Transfer, Inc. (formerly, Dreyfus Transfer, Inc.), dated January 1, 2025, is incorporated be reference to (h)(1) of Post-Effective Amendment No. 57.

(h)(2)	Revised Schedule B to the Amended and Restated Transfer Agency Agreement, reflecting the addition of the Completion Funds, to be filed by amendment.

(h)(3)	Shareholder Services Plan, dated December 17, 2013, revised June 3, 2019 is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 51.

(h)(4)
Fund of Funds Investment Agreement between the Registrant, on behalf of BNY Mellon Global Emerging Markets Fund and Northern Lights Fund Trust, on behalf of PFG BNY Mellon Diversifier Strategy Fund, dated December 15, 2021, effective January 19, 2022 is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 54.

(i)(1)	Opinion and Consent of Stroock & Stroock & Lavan LLP is incorporated by reference to Exhibit (i)(1) of Pre-Effective Amendment No. 4.
(i)(2)	Opinion and Consent of Venable LLP is incorporated by reference to Exhibit (i)(ii) of Pre-Effective Amendment No. 4.

(i)(3)	Opinion and Consent of Counsel, reflecting the addition of the Completion Funds, to be filed by amendment.

(j)(1)
Consent of Independent Registered Public Accounting Firm (relating to BNY Mellon Yield Enhancement Strategy Fund and BNY Mellon Global Emerging Markets Fund), is incorporated by reference to Exhibit (j)(1) of Post-Effective Amendment No. 51.

(j)(2)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(k)	None.

(l)	Not applicable.

(m)(1)	Distribution Plan (Rule 12b-1 Plan), dated December 17, 2013, revised June 3, 2019 is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 51.

(n)(1)	Rule 18f-3 Plan, amended January 2, 2024, revised as of November 29, 2024, is incorporated by reference to (n)(1) of Post-Effective Amendment No. 57.

(o)	Not applicable.

(p)(1)
Revised Code of Ethics adopted by the Registrant, BNY Mellon Investment Adviser, Inc., BNY Mellon, BNY Mellon Securities Corporation and NIM, effective March 31, 2021 is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 54.

(p)(2)	Code of Ethics adopted by the Non-Management Board Members of the BNY Mellon Family of Funds is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 51.

Other Exhibits

(1) Power of Attorney, effective March 31, 2025.*

_________________
*Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant
None.

Item 30.	Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant.  The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant.  These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, that no board member or officer of the Registrant may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office.  Reference is hereby made to the following:

Article Seventh of the Registrant's Articles of Incorporation and any amendments thereto, Article VIII of the Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law.

Item 31.	Business and Other Connections of Investment Adviser

BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  BNYM Investment Adviser also serves as sub-investment adviser to and/or administrator of other investment companies.  BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, serves primarily as a registered broker-dealer of shares of investment companies sponsored by BNYM Investment Adviser and of other investment companies for which BNYM Investment Adviser acts as an investment adviser, sub-investment adviser or administrator.

(b) Business and Other Connections of Sub-Investment Adviser

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of NIM, a sub-investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by NIM or that firm’s officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by NIM (SEC File No. 801-42114).

Item 31.	Business and Other Connections of Investment Adviser (continued)
Officers and Directors of Investment Adviser

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Kenneth Bradle Vice President and Director	BNY Mellon Investment Adviser, Inc. ++	Director Vice President	10/20 – Present 6/19 – Present

	BNY Mellon Securities Corporation++	Director President	10/20 – Present 5/09 – Present

	BNY Mellon Transfer, Inc.++	Chairman Director	6/19 – Present 10/20 – Present

	The Bank of New York Mellon++	Vice President	2/21 – Present

David DiPetrillo Vice President and Director	BNY Mellon Advisors, Inc. †††††††	Director	12/23 – Present

	BNY Mellon Asset Management Canada Ltd. ********	Director	3/23 – Present

	BNY Mellon ETF Investment Adviser, LLC++	Chief Executive Officer Manager	12/23 – Present 10/20 – Present

	BNY Mellon ETF Trust++	President	3/20 – Present

	BNY Mellon ETF Trust II++	President	6/24 – Present

	BNY Mellon Family of Funds++	President	1/21 – Present

	BNY Mellon Investment Adviser, Inc. ++	Director and Vice President	2/21 – Present

	BNY Mellon Investor Solutions, LLC*	Manager	1/20 – 1/24

	BNY Mellon Securities Corporation++	Director and Executive Vice President	1/21 – Present

	DTR Commodity Fund Ltd. #########	President Director	8/21 – Present 10/21 – 2/23

	GRR Commodity Fund Ltd. #########	President Director	8/21 – Present 10/21 – 2/23

	The Bank of New York Mellon++	Vice President	1/20 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Bushra Mannan Vice President and Director	Alternative Holdings II, LLC**	Manager President	3/23 – Present 7/23 – Present

	BNY Mellon Investment Adviser, Inc. ++	Director Vice President	8/23 – Present 12/21 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Director	3/23 – 2/25

	DTR Commodity Fund Ltd. #########	Director	2/23 – Present

	GRR Commodity Fund Ltd. #########	Director	2/23 – Present

	Mellon Global Investing Corp. +	Chair, Chief Executive Officer, and President Director	11/23 – Present 6/23 – Present

	The Bank of New York Mellon++	Director	1/22 – Present

Irene Papadoulis Director	BNY Mellon Investment Adviser, Inc. ++	Director	8/23 – Present
	BNY Mellon Securities Corporation++	Director Executive Vice President	3/23 – Present 1/06 – Present

	BNY Mellon Transfer, Inc. ++	Director	2/24 – Present
		President	12/12 – Present

	The Bank of New York Mellon++	Vice President	9/19 – Present

Peter M. Sullivan Chief Legal Officer	BNY Mellon Family of Funds++	Chief Legal Officer Vice President and Assistant Secretary	7/21 – Present 6/19 – Present

	BNY Mellon ETF Trust++	Chief Legal Officer Vice President and Assistant Secretary	7/21 – Present 3/20 – Present

	BNY Mellon ETF Trust II++	Chief Legal Officer Vice President and Assistant Secretary	6/24 – Present 6/24 – Present

	BNY Mellon Funds Trust++	Chief Legal Officer Vice President and Assistant Secretary	7/21 – Present 3/19 – Present

	BNY Mellon Investment Adviser, Inc.++	Chief Legal Officer	7/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

John Squillace Chief Compliance Officer	BNY Mellon ETF Investment Adviser, LLC++	Chief Compliance Officer	5/24 – Present

	BNY Mellon ETF Trust++	Chief Compliance Officer	5/24 – Present

	BNY Mellon ETF Trust II++	Chief Compliance Officer	6/24 – Present

	BNY Mellon Investment Adviser, Inc.++	Chief Compliance Officer	6/21 – Present
	BNY Mellon Securities Corporation++	Chief Compliance Officer (Investment Advisory Business)	1/16 – Present

Gregory Pasquale Chief Financial Officer	BNY Mellon Asset Management Operations LLC^^	Treasurer	12/22 – 12/22

	BNY Mellon Investment Adviser, Inc.++	Chief Financial Officer	1/21 – Present

	BNY Mellon Securities Corporation++	Chief Financial Officer and Treasurer	1/21 – Present

	BNY Mellon Transfer, Inc. ++	Chief Financial Officer and Treasurer	1/21 – Present

Joseph Pigott Chief Risk Officer	BNY Mellon Advisors, Inc. †††††††	Chief Risk Officer	5/24 – Present
	BNY Mellon Investment Adviser, Inc.++	Chief Risk Officer	3/24 – Present

	BNY Mellon Securities Corporation++	Chief Risk Officer	2/24 – Present

Ping Jiang Director of Investment Oversight	BNY Mellon Investment Adviser, Inc. ++	Director of Investment Oversight	8/24 – Present

Peter Arcabascio Vice President – Distribution	BNY Mellon Investment Adviser, Inc.++	Vice President – Distribution	7/16 – Present
	BNY Mellon Securities Corporation++	Executive Vice President	3/18 – Present

	The Bank of New York Mellon++	Vice President	7/09 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

James Windels Vice President and Director	BNY Mellon ETF Trust++	Treasurer	3/20 – Present
	BNY Mellon ETF Trust II++	Treasurer	6/24 – Present

	BNY Mellon ETF Investment Adviser, LLC++	Vice President	7/22 – Present

	BNY Mellon Family of Funds++	Treasurer	11/01 – Present
	BNY Mellon Funds Trust ++	Treasurer	11/01 – Present
	BNY Mellon Investment Adviser, Inc.++	Director	2/23 – Present
		Vice President	9/20 – Present

	BNY Mellon Securities Corporation++	Vice President	1/06 – Present

	DTR Commodity Fund Ltd. #########	Treasurer	7/16 – Present

	GRR Commodity Fund Ltd. #########	Treasurer	8/19 – Present

Joseph Martella Vice President	BNY Mellon Family of Funds++	Vice President	3/22 – Present

	BNY Mellon ETF Trust++	Vice President	3/22 – Present

	BNY Mellon ETF Trust II++	Vice President	6/24 – Present

	BNY Mellon Investment Adviser, Inc. ++	Vice President	12/22 – Present

	DTR Commodity Fund Ltd. #########	Vice President	2/23 – Present

	GRR Commodity Fund Ltd. #########	Vice President	2/23 – Present

Michael Stalzer	BNY Mellon Investment Adviser, Inc. ++	Vice President	4/24 – Present
Vice President
	The Bank of New York Mellon++	Vice President	3/22 – Present

Robert Pomeroy Vice President – Derivative Risk Management	BNY Mellon Investment Adviser, Inc. ++	Vice President – Derivative Risk Management	12/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Vivian Herrera Vice President – Tax	1784 Alternatives IP, LLC++	Assistant Treasurer – Tax	6/24 – Present

	1784 Alternatives Management, LLC++	Assistant Treasurer – Tax	8/24 – Present

	Agency Brokerage Holding LLC**	Vice President – Tax	5/21 – 9/23

	Alcentra NY, LLC++	Assistant Treasurer – Tax	5/21 – 11/22

	Alcentra US, Inc.†	Assistant Treasurer – Tax	5/21 – 11/22

	Alternative Holdings I, LLC**	Assistant Treasurer – Tax	5/21 – Present

	Alternative Holdings II, LLC**	Assistant Treasurer – Tax	5/21 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	5/21 – Present

	Archer Holdco, LLC^^^^	Assistant Treasurer – Tax	11/24 – Present

	Archer IMS, LLC^^^^	Assistant Treasurer – Tax	11/24 – Present

	Asset Recovery IV, LLC**	Assistant Treasurer	5/21 – 4/23

	Asset Recovery V, LLC**	Assistant Treasurer	5/21 – 4/23

	Asset Recovery XIX, LLC**	Assistant Treasurer	5/21 – 4/23

	Asset Recovery XX, LLC**	Assistant Treasurer	5/21 – Present

	Asset Recovery XXII, LLC**	Assistant Treasurer	5/21 – 4/23

	B.N.Y. Holdings (Delaware) Corporation#	Assistant Vice President – Tax	7/21 – Present

	BNY Administrative Services LLC**	Assistant Treasurer –Tax	5/21 – Present

	BNY Alcentra Group Holdings, Inc.†††	Assistant Treasurer –Tax	5/21 – 11/22

	BNY Aurora Holding Corp. ++	Vice President	5/21 – Present

	BNY Capital Corporation**	Vice President – Tax	7/21 – Present

	BNY Capital Funding LLC++	Assistant Treasurer – Tax Manager	4/21 – 3/24 3/22 – Present

	BNY Capital Markets Holdings, Inc. ++	Assistant Treasurer – Tax	3/22 – Present

	BNY Capital Resources Corporation++	Assistant Treasurer –Tax	5/21 – Present

	BNY Foreign Holdings, Inc. ++	Vice President – Tax	1/22 – 8/23

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

		Assistant Treasurer – Tax	8/23 – Present

	BNY International Financing Corporation++	Vice President	1/25 – Present

	BNY Investment Management Services LLC#	Assistant Treasurer –Tax	5/21 – Present

	BNY Lease Equities (Cap Funding) LLC++	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Advisors, Inc. †††††††	Assistant Treasurer – Tax	5/21 – Present

	BNY Mellon Asset Management Operations LLC^^	Assistant Treasurer	5/21 – 12/22

	BNY Mellon Capital Markets, LLC++	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon ETF Investment Adviser, LLC++	Assistant Treasurer – Tax	5/21 – Present

	BNY Mellon Government Securities Services Corp.++	Vice President –Tax	5/21 – Present

	BNY Mellon Insurance Agency, Inc.++	Vice President – Tax	5/21 – Present

	BNY International Financing Corporation++	Vice President	1/25 – Present

	BNY Mellon Investment Adviser, Inc.++	Vice President – Tax	5/21 – Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Vice President –Tax	5/21 – Present

	BNY Mellon Investment Servicing (US) Inc. **********	Assistant Treasurer – Tax	8/21 – Present

	BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	8/21 – Present

	BNY Mellon Investor Solutions, LLC*	Assistant Treasurer – Tax	7/21 – 1/24

	BNY Mellon Performance & Risk Analytics, LLC++	Assistant Treasurer –Tax	5/21 – Present

	BNY Mellon Securities Corporation++	Vice President - Tax	5/21 – Present

	BNY Mellon Trust Company of Illinois^^^^^^^	Assistant Treasurer – Tax	5/21 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	5/21 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Treasurer - Tax	6/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

	BNY Partnership Funding LLC++	Assistant Treasurer –Tax	5/21 – Present

	BNY Real Estate Holdings LLC++	Assistant Treasurer – Tax	4/21 – Present

	BNY Salvage Inc. ++	Assistant Treasurer –Tax	5/21 – Present

	BNY-N.J. II Corp. ++	Assistant Treasurer – Tax	8/21 – 9/24

	CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer –Tax	5/21 – 2/25

	ClearSky Subsidiary, LLC++	Assistant Treasurer –Tax	11/24 – Present

	Colson Services Corp. ++	Assistant Treasurer –Tax	6/21 – Present

	Eagle Access LLC++	Assistant Treasurer –Tax	6/21 – Present

	Eagle Investment Systems LLC++	Assistant Treasurer –Tax	6/21 – Present

	ECM DE, LLC++	Assistant Treasurer –Tax	5/21 – Present

	iNautix (USA) LLC###	Assistant Treasurer – Tax	5/21 – 7/25

	Insight North America LLC++	Assistant Treasurer - Tax	5/21 – Present

	Madison Pershing LLC###	Assistant Treasurer – Tax	8/21 – Present

	MBC Investments Corporation#	Assistant Treasurer –Tax	5/21 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer –Tax	5/21 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/21 – Present

	Mellon Hedge Advisors, LLC*	Assistant Treasurer	5/21 – Present

	Mellon Holdings LLC++	Assistant Treasurer – Tax	5/21 – Present

	Mellon Investments Corporation+	Vice President – Tax	10/21 – Present

	Mellon Leasing Corporation+	Assistant Treasurer –Tax	5/21 – Present

	Mellon Overseas Investment Corporation++	Assistant Treasurer –Tax	5/21 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer - Tax	5/21 – Present

	MUNB Loan Holdings, LLC**	Assistant Treasurer	5/21 – Present

	National Residential Assets Corp. ++	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Newton Investment Management North America, LLC^	Assistant Treasurer-Tax	5/21 – Present

	PAS Holdings LLC++	Assistant Treasurer – Tax	8/21 – Present

	pControl North American Inc. ^^	Assistant Treasurer – Tax	10/21 – Present

	Pershing Advisor Solutions LLC###	Assistant Treasurer –Tax	5/21 – Present

	Pershing Group LLC###	Assistant Treasurer –Tax	5/21 – Present

	Pershing Investments LLC++	Assistant Treasurer – Tax	8/21 – Present

	Pershing LLC###	Assistant Treasurer –Tax	5/21 – Present

	Pershing X, Inc. †††††††	Assistant Treasurer – Tax	7/21 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer –Tax	5/21 – Present

	Technology Services Group, Inc.++	Assistant Treasurer – Tax Agent	12/21 – Present 12/21 – Present

	Tennessee Processing Center LLC++	Assistant Treasurer	3/22 – Present
		Agent	3/22 – 2/25

	The Bank of New York Mellon Trust Company, National Association+	Assistant Treasurer	5/21 – Present

	xBK LLC^^	Assistant Treasurer –Tax	5/21 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Dennis Rimkunas Vice President – Tax	1784 Alternatives IP, LLC++	Assistant Treasurer – Tax	6/24 – Present

	1784 Alternatives Management, LLC++	Assistant Treasurer – Tax	8/24 – Present

	Agency Brokerage Holding LLC**	Vice President – Tax	8/22 – 9/23

	Alcentra NY, LLC++	Assistant Treasurer – Tax	7/22 – 11/22

	Alcentra US, Inc.†	Assistant Treasurer – Tax	7/22 – 11/22

	Alternative Holdings I, LLC**	Assistant Treasurer – Tax	9/22 – Present

	Alternative Holdings II, LLC**	Assistant Treasurer – Tax	9/22 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	11/22 – Present

	Archer Holdco, LLC^^^^	Assistant Treasurer – Tax	11/24 – Present

	Archer IMS, LLC^^^^	Assistant Treasurer – Tax	11/24 – Present

	Asset Recovery IV, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery V, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery XIX, LLC**	Assistant Treasurer	6/22 – 4/23

	Asset Recovery XX, LLC**	Assistant Treasurer	6/22 – Present

	Asset Recovery XXII, LLC**	Assistant Treasurer	6/22 – 4/23

	B.N.Y. Holdings (Delaware) Corporation#	Assistant Vice President – Tax	3/23 – Present

	BNY Administrative Services LLC**	Assistant Treasurer –Tax	6/22 – Present

	BNY Aurora Holding Corp. ++	Vice President	10/22 – Present

	BNY Capital Corporation**	Vice President – Tax	3/25 – Present

	BNY Capital Funding LLC++	Assistant Treasurer – Tax	3/22 – Present
	BNY Capital Markets Holdings, Inc. ++	Assistant Treasurer – Tax	3/25 – Present

	BNY Capital Resources Corporation++	Assistant Treasurer –Tax	3/22 – Present

	BNY Foreign Holdings, Inc. ++	Assistant Treasurer – Tax	8/23 – Present

	BNY International Financing Corporation++	Vice President	1/25 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Investment Management Services LLC#	Assistant Treasurer –Tax	3/22 – Present

	BNY Lease Equities (Cap Funding) LLC++	Assistant Treasurer –Tax	4/22 – Present

	BNY Mellon Advisors, Inc. †††††††	Assistant Treasurer – Tax	3/22 – Present

	BNY Mellon Capital Markets, LLC++	Assistant Treasurer –Tax	9/22 – Present

	BNY Mellon ETF Investment Adviser, LLC++	Assistant Treasurer – Tax	7/22 – Present

	BNY Mellon IHC, LLC++	Assistant Treasurer – Tax	4/22 – Present

	BNY Mellon Investment Adviser, Inc.++	Vice President – Tax	4/25 – Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Vice President –Tax	6/22 – Present

	BNY Mellon Investment Servicing (US) Inc. **********	Assistant Treasurer – Tax	2/24 – Present

	BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	2/24 – Present

	BNY Mellon Performance & Risk Analytics, LLC++	Assistant Treasurer –Tax	12/22 – Present

	BNY Mellon Securities Corporation++	Vice President - Tax	7/22 – Present

	BNY Mellon Trust Company of Illinois^^^^^^^	Assistant Treasurer – Tax	3/22 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/24 – Present

	BNY Mellon US Services Holdings LLC++	Assistant Treasurer - Tax	11/23 – Present

	BNY Mellon, National Association++	Vice President – Tax	10/23 – Present

	BNY Partnership Funding LLC++	Assistant Treasurer –Tax	3/22 – Present

	BNY Real Estate Holdings LLC++	Assistant Treasurer – Tax	5/22 – Present

	BNY Salvage Inc. ++	Assistant Treasurer –Tax	6/22 – Present

	BNY-N.J. II Corp. ++	Assistant Treasurer	8/23 – 9/24

	CenterSquare Investment Management Holdings, Inc.+++	Assistant Treasurer –Tax	12/22 – 2/25

	ClearSky Subsidiary, LLC++	Assistant Treasurer –Tax	11/24 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Colson Services Corp. ++	Assistant Treasurer –Tax	11/23 – Present

	Eagle Access LLC++	Assistant Treasurer –Tax	3/22 – Present

	Eagle Investment Systems LLC++	Assistant Treasurer –Tax	3/22 – Present

	ECM DE, LLC++	Assistant Treasurer –Tax	8/23 – Present

	iNautix (USA) LLC###	Assistant Treasurer – Tax	12/22 – 7/25

	Insight North America LLC++	Assistant Treasurer - Tax	4/22 – Present

	Madison Pershing LLC###	Assistant Treasurer – Tax	8/24 – Present

	MBC Investments Corporation#	Assistant Treasurer –Tax	5/22 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer –Tax	12/23 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	12/22 – Present

	Mellon Hedge Advisors, LLC*	Assistant Treasurer	12/22 – Present

	Mellon Holdings LLC++	Assistant Treasurer – Tax	7/22 – Present

	Mellon Investments Corporation+	Vice President – Tax	2/23 – Present

	Mellon Leasing Corporation+	Assistant Treasurer - Tax	6/25 - Present

	Mellon Overseas Investment Corporation++	Assistant Treasurer –Tax	5/22 – Present

	Mellon Residential Funding Corporation+	Assistant Treasurer - Tax	11/22 – Present

	MUNB Loan Holdings, LLC**	Assistant Treasurer	7/23 – Present

	National Residential Assets Corp. ++	Assistant Treasurer –Tax	9/22 – Present

	Newton Investment Management North America, LLC^	Assistant Treasurer-Tax	4/22 – Present

	PAS Holdings LLC++	Assistant Treasurer – Tax	3/25 – Present

	pControl North American Inc. ^^	Assistant Treasurer – Tax	7/22 – Present

	Pershing Advisor Solutions LLC###	Assistant Treasurer –Tax	6/22 – Present

	Pershing Group LLC###	Assistant Treasurer –Tax	7/22 – Present

	Pershing Investments LLC++	Assistant Treasurer – Tax	2/25 – Present

	Pershing LLC###	Assistant Treasurer –Tax	7/22 – Present

	Pershing X, Inc. †††††††	Assistant Treasurer – Tax	4/22 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	TBC Securities Co., Inc.*	Assistant Treasurer –Tax	12/22 – Present

	Technology Services Group, Inc.++	Assistant Treasurer – Tax	2/23 – Present

	Tennessee Processing Center LLC++	Assistant Treasurer– Tax	3/22 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Treasurer	12/22 – Present

	xBK LLC^^	Assistant Treasurer –Tax	12/22 – Present

Reza Sarmasti	B.N.Y. Holding (Delaware) Corporation#	Vice President	9/08 – Present
Vice President – Tax

	BNY Administrative Services LLC**	Manager	11/15 – Present
		Vice President	11/15 – Present

	BNY Alcentra Group Holdings, Inc. †††	Vice President	4/07 – 11/22

	BNY Aurora Holdings Corp. ++	Vice President	5/06 – Present

	BNY Capital Corporation**	Vice President	4/08 – Present

	BNY Capital Funding LLC++	Vice President	7/07 – Present

	BNY Capital Markets Holdings, Inc. ++	Vice President	9/08 – Present

	BNY Capital Resources Corporation++	Treasurer	9/08 – Present
		Vice President	7/07 – Present

	BNY Foreign Holdings, Inc. ++	Assistant Treasurer - Tax	6/25 - Present
		Vice President	8/08 – Present

	BNY International Financing Corporation++	Vice President	4/07 – Present

	BNY Investment Management Services LLC#	Manager Managing Director	7/22 – Present 7/22 – Present
	BNY Lease Equitities (Cap Funding) LLC++	Vice President Corporate Tax Manager	7/07 – Present 11/10 – Present
		Managing Director Assistant Treasurer	7/17 – Present 6/25 – Present

	BNY Mellon Advisors, Inc. †††††††	Vice President	1/08 – 2/24

	BNY Mellon Insurance Agency, Inc. ++	Vice President – Tax	4/25 – Present

	BNY Mellon Investment Servicing (US) Inc. **********	Assistant Treasurer – Tax	2/25 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Investment Servicing Trust Company#	Assistant Treasurer – Tax	2/25 – Present

	BNY Mellon Performance & Risk Analytics, LLC++	Assistant Treasurer – Tax	11/24 – Present

	BNY Mellon RCC, LLC++	Manager	6/11 – Present

	BNY Mellon Trust Company of Illinois^^^^^^^	Managing Director Assistant Treasurer – Tax	12/09 – Present 5/25 – Present

	BNY Mellon Trust of Delaware#	Vice President	5/08 – Present

	BNY Partnership Funding LLC	Manager President	3/22 – Present 3/22 - Present

	BNY Real Estate Holdings LLC++	Manager President	4/07 – Present 3/22 – Present

	BNY Salvage Inc. ++	Assistant Treasurer – Tax Vice President	1/25 – Present 4/09 – Present

	BNY-N.J. II Corp. ++	Vice President	6/08 – 9/24

	Colson Services Corp. ++	Vice President Assistant Treasurer – Tax	7/07 – Present 7/25 – Present

	ECM DE, LLC++	Assistant Treasurer – Tax Manager President	4/25 – Present 7/20 – Present 7/20 – Present

	Eagle Access LLC++	Assistant Treasurer – Tax	5/25 – Present

	Insight North America LLC++	Assistant Treasurer – Tax	5/25 – Present

	Madison Pershing LLC###	Assistant Treasurer – Tax Vice President	3/25 – Present 7/07 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	12/24 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer – Tax	7/20 – Present

	Mellon Leasing Corporation+	Assistant Treasurer - Tax	6/25 - Present
		Director	7/07 – Present
		Managing Director	7/23 – Present
		Vice President	9/08 – 7/23

	Mellon Overseas Investment Corporation++	Director Vice President	2/22 – Present 5/15 – Present

	MUNB Loan Holdings, LLC++	Assistant Treasurer	6/25 - Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	PAS Holdings LLC++	Assistant Treasurer – Tax Vice President	3/25 – Present 8/07 – Present

	Pershing Advisor Solutions LLC###	Vice President	10/08 – 6/23

	Pershing Group LLC###	Vice President Managing Director	10/08 – 6/23 7/07 – 7/23

	Pershing Investments LLC++	Assistant Treasurer – Tax Vice President	2/25 – Present 7/07 – Present

	Pershing LLC###	Managing Director	11/08 – Present

	Pershing X, Inc. †††††††	Assistant Treasurer – Tax	2/25 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer – Tax	12/04 – Present

	Technology Services Group, Inc. ++	Assistant Treasurer – Tax Vice President	11/17 – Present 8/20 – Present

	Tennessee Processing Center LLC++	Assistant Treasurer – Tax Vice President	2/19 – Present 5/07 – Present

Christopher O’Connor	BNY Mellon Investment Adviser, Inc. ++	Chief Administrative Officer	4/24 – Present
Chief Administrative Officer

	BNY Mellon Securities Corporation++	Executive Vice President	12/11 – Present

	The Bank of New York Mellon++	Vice President	1/20 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Susan Maroni Secretary	1784 Alternatives IP, LLC++	Assistant Secretary	6/24 – Present

	1784 Alternatives Management, LLC++	Assistant Secretary	8/24 – Present

	Archer IMS, LLC^^^^	Assistant Secretary	11/24 – Present

	Asset Recovery IV, LLC++	Secretary	6/22 – 4/23

	Asset Recovery V, LLC++	Secretary	6/22 – 4/23

	Asset Recovery XIX, LLC ++	Secretary	6/22 – 4/23
	Asset Recovery XX, LLC++	Secretary	6/22 - Present

	Asset Recovery XXII, LLC++	Secretary	6/22 – 4/23
	BNY Administrative Services LLC**	Assistant Secretary	7/24 – Present

	BNY Aurora Holding Corp++	Assistant Secretary	10/24 – Present

	BNY Capital Funding LLC++	Assistant Secretary	3/23 – Present
	BNY Foreign Holdings, Inc. ++	Secretary	11/22 – Present

	BNY International Financing Corporation++	Assistant Secretary	5/23 – Present
	BNY Investment Management Services LLC#	Secretary	12/22 – Present

	BNY Lease Equities (Cap Funding) LLC++	Secretary	4/22 – Present

	BNY Mellon Advisors, Inc. †††††††	Assistant Secretary	6/23 – Present
	BNY Mellon Asset Management Canada Ltd. ********	Secretary	3/22 – Present

	BNY Mellon Asset Management Operations LLC^^	Secretary	12/22 – 12/22
	BNY Mellon Insurance Agency, Inc.++	Secretary	4/24 - Present

	BNY Mellon Investment Management Holdings LLC#	Secretary	6/22 – Present
	BNY Mellon Investment Adviser, Inc. ++	Secretary	4/24 - Present

	BNY Mellon Investment Servicing Trust Company#	Assistant Secretary	2/25 – Present

	BNY Mellon Investment Servicing (US) Inc. **********	Assistant Secretary	2/25 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon Investor Solutions, LLC*	Secretary	11/23 – 1/24
	BNY Mellon Performance & Risk Analytics, Inc. ********	Assistant Secretary	6/22 – Present
	BNY Mellon Securities Corporation++	Assistant Secretary	8/24 – Present

	BNY Mellon Trust Company of Illinois^^^^^^^	Secretary	3/22 – Present
	BNY Mellon Trust of Delaware#	Assistant Secretary	9/22 – Present
	BNY Salvage Inc. ++	Secretary	6/22 – Present
	BNY Trust Company of Canada********	Secretary	2/22 – 3/25
	BNY-N.J. II Corp. ++	Secretary	9/22 – 9/24
	Colson Services Corp. ++	Secretary	11/23 – Present
	ECM DE, LLC++	Secretary	9/22 – Present
	Madison Pershing LLC ###	Secretary	8/22– Present

	MBC Investments Corporation++	Assistant Secretary	5/22 – Present
	Mellon Canada Holding Company********	Assistant Secretary	4/23 – Present
	Mellon Holdings LLC++++++	Assistant Secretary	7/22 – Present
	Mellon Leasing Corporation+	Secretary	7/22 – Present
	MUNB Loan Holdings, LLC++	Secretary	8/22 – Present
	Newton Investment Management North America, LLC*	Secretary	4/22 – Present
	PAS Holdings LLC++	Secretary	8/22 – Present

	pControl North America Inc. *	Assistant Secretary	7/22 – Present

	Pershing Advisor Solutions LLC###	Assistant Secretary	6/22 – Present

	Pershing Group LLC###	Assistant Secretary	7/22 – Present

	Pershing Investments LLC++	Secretary	8/22 – Present

	Pershing LLC###	Assistant Secretary	7/22 – Present
	Pershing Securities Canada Limited###	Assistant Secretary	6/22 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	Technology Services Group, Inc. ++	Assistant Secretary	12/23 – Present
	Tennessee Processing Center LLC++	Assistant Secretary	12/23 – Present
	The Bank of New York Mellon Trust Company, National Association*********	Assistant Secretary	10/23 – Present
	The Bank of New York Mellon ++	Vice President/Specialist	1/22 – Present

Yumi Frost Assistant Secretary	1784 Alternatives IP, LLC++	Assistant Secretary	8/24 – Present

	Alternative Holdings I, LLC**	Assistant Secretary	8/24 – Present

	Alternative Holdings II, LLC**	Assistant Secretary	8/24 – Present

	AP Residential Realty, Inc. †††††	Assistant Secretary	8/24 – Present

	Archer Holdco, LLC^^^^	Assistant Secretary	11/24 – Present

	Archer IMS, LLC^^^^	Assistant Secretary	11/24 – Present

	Asset Recovery XX, LLC**	Assistant Secretary	10/24 – Present

	BNY Capital Corporation**	Assistant Secretary	3/25 – Present

	BNY Foreign Holdings, Inc.++	Assistant Secretary	6/25 - Present

	BNY Mellon Asset Management Canada Ltd. ********	Assistant Secretary	3/25 – Present

	BNY Mellon Capital Markets, LLC++	Assistant Secretary	9/24 – Present

	BNY Mellon ETF Investment Adviser, LLC++	Assistant Secretary	10/24 – Present

	BNY Mellon Government Securities Services Corp. ++	Assistant Secretary	2/24 – Present

	BNY Mellon IHC, LLC++	Assistant Secretary	4/24 – Present

	BNY Mellon Insurance Agency, Inc. ++	Assistant Secretary	4/25 – Present

	BNY Mellon Investment Adviser, Inc. ++	Assistant Secretary	8/24 – Present

	BNY Investment Management Services LLC#	Assistant Secretary	9/24 – Present

	BNY Lease Equities (Cap Funding) LLC++	Assistant Secretary	6/25 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	8/24 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Mellon, National Association++	Assistant Secretary	4/24 – Present

	BNY Mellon Performance & Risk Analytics, Inc. ********	Assistant Secretary	9/24 – Present

	BNY Mellon Performance & Risk Analytics, LLC++	Assistant Secretary	11/24 – Present

	BNY Mellon Trust Company of Illinois^^^^^^^	Assistant Secretary	5/25 – Present

	BNY Partnership Funding LLC++	Assistant Secretary	8/24 – Present

	BNY Salvage Inc. ++	Assistant Secretary	1/25 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Secretary	8/24 – 2/25

	ClearSky Subsidiary, LLC++	Assistant Secretary	11/24 – Present

	Colson Services Corp.++	Assistant Secretary	7/25 – Present

	Eagle Access LLC++	Assistant Secretary	5/25 – Present

	Insight North America LLC++	Assistant Secretary	5/25 – Present

	Madison Pershing LLC###	Assistant Secretary	3/25 – Present

	Mellon Leasing Corporation+	Assistant Secretary	6/25 - Present

	Mellon Overseas Investment Corporation++	Assistant Secretary	5/25 – Present

	Mellon Residential Funding Corporation+	Assistant Secretary	8/24 – Present

	MUNB Loan Holdings, LLC++	Assistant Secretary	6/25 - Present

	National Residential Assets Corp.++	Assistant Secretary	8/24 – Present

	Newton Investment Management North America, LLC^	Assistant Secretary	11/24 – Present

	Pershing Investments LLC++	Assistant Secretary	2/25 – Present

	TBC Securities Co., Inc.*	Assistant Secretary	12/24 – Present

	The Bank of New York Mellon Corporation++	Assistant Secretary	4/24 – Present

	xBK LLC^^	Assistant Secretary	10/24 – Present

	The Bank of New York Mellon Trust Company, National Association+	Assistant Secretary	10/24 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

Cristina Rice Assistant Secretary	1784 Alternatives IP, LLC++	Secretary	6/24 – Present

	1784 Alternatives Management, LLC++	Secretary	8/24 – Present

	Agency Brokerage Holding LLC++	Assistant Secretary	1/10 – 9/23

	Alcentra NY, LLC++++++	Assistant Secretary	5/08 – 11/22
	Alcentra US, Inc. ++++++	Assistant Secretary	5/08 – 11/22
	Alternative Holdings I, LLC**	Assistant Secretary	8/24 – Present

	Alternative Holdings II, LLC**	Assistant Secretary	8/24 – Present

	AP Residential Realty, Inc. †††††	Assistant Secretary	8/16 – Present
	Archer Holdco, LLC^^^^	Secretary	11/24 – Present

	Archer IMS, LLC^^^^	Secretary	11/24 – Present

	Asset Recovery IV, LLC++	Assistant Secretary	9/11 – 4/23

	Asset Recovery V, LLC++	Assistant Secretary	9/11 – 4/23
	Asset Recovery XIX, LLC++	Assistant Secretary	7/12 – 4/23

	Asset Recovery XX, LLC++	Assistant Secretary	7/12 – Present
	Asset Recovery XXII, LLC++	Assistant Secretary	7/12 – 4/23
	B.N.Y. Holdings (Delaware) Corporation#	Assistant Secretary	9/08 – Present
	BNY Administrative Services LLC**	Assistant Secretary	12/08 – Present
	BNY Alcentra Group Holdings, Inc. †††	Assistant Secretary	5/08 – 11/22
	BNY Aurora Holding Corp++	Assistant Secretary	5/08 – Present
	BNY Capital Corporation++	Assistant Secretary	9/08 – Present
	BNY Capital Funding LLC++	Assistant Secretary Secretary	3/23 – Present 4/21 – 3/23

	BNY Capital Markets Holdings, Inc. ++	Assistant Secretary	9/08 – Present
	BNY Capital Resources Corporation++	Assistant Secretary	7/08 – Present
	BNY Foreign Holdings, Inc. ++	Assistant Secretary	8/08 – Present
	BNY International Financing Corporation++	Secretary	5/19 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Investment Management Services LLC#	Assistant Secretary	7/09 – Present
	BNY Lease Equities (Cap Funding) LLC++	Assistant Secretary	7/08 – Present

	BNY Mellon Advisors, Inc.†††††††	Secretary	2/21 - Present

	BNY Mellon Asset Management Canada Ltd. ********	Assistant Secretary	11/20 – Present
	BNY Mellon Asset Management Operations LLC^^	Assistant Secretary	1/15 – 12/22
	BNY Mellon Capital Markets, LLC++	Assistant Secretary	6/08 – Present
	BNY Mellon ETF Investment Adviser, LLC++	Assistant Secretary	10/19 – Present
	BNY Mellon Insurance Agency, Inc. ++	Assistant Secretary	4/24 - Present

	BNY Mellon Investment Adviser, Inc. ++	Assistant Secretary	4/24 - Present

	BNY Mellon Investment Management Holdings LLC#	Assistant Secretary	9/20 – Present
	BNY Mellon Investment Servicing (US) Inc. **********	Assistant Secretary	7/10 – Present
	BNY Mellon Investment Servicing Trust Company#	Assistant Secretary	7/10 – Present
	BNY Mellon Investor Solutions, LLC*	Assistant Secretary	6/15 – 1/24
	BNY Mellon Performance & Risk Analytics, Inc. ********	Assistant Secretary	11/21 – Present
	BNY Mellon Performance & Risk Analytics, LLC++	Assistant Secretary	2/09 – Present

	BNY Mellon Securities Corporation++	Assistant Secretary	2/11 – Present
	BNY Mellon Trust Company of Illinois^^^^^^^	Assistant Secretary	3/08 – Present
	BNY Mellon Trust of Delaware#	Assistant Secretary Secretary	2/23 – Present 5/19 – 2/23

	BNY Mellon US Services Holdings LLC++	Assistant Secretary	6/10 – Present
	BNY Partnership Funding LLC++	Assistant Secretary	8/24 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	BNY Real Estate Holdings LLC++	Assistant Secretary Secretary	4/23 – Present 12/20 – 4/23

	BNY Salvage Inc. ++	Assistant Secretary	4/09 – Present
	BNY Trust Company of Canada********	Assistant Secretary	4/20 – 3/25
	BNY-N.J. II Corp. ++	Assistant Secretary	6/08 – 9/24
	CenterSquare Investment Management Holdings, Inc. +++	Assistant Secretary	11/08 – 2/25
	ClearSky Subsidiary, LLC++	Secretary	11/24 – Present

	Colson Services Corp. ++	Assistant Secretary	5/08 – Present
	Eagle Access LLC++	Assistant Secretary	1/13 – Present
	Eagle Investment Systems LLC++	Assistant Secretary	1/13 – Present
	ECM DE, LLC++	Assistant Secretary	3/10 – Present
	Hamilton Insurance Corp. (The) ^^^^^^^^^	Assistant Secretary	6/10 – Present
	Insight North America LLC++++++	Assistant Secretary	5/24 – Present
		Assistant Secretary	11/08 – 2/23

	Madison Pershing LLC ###	Assistant Secretary	7/08 – Present

	MBC Investments Corporation++	Assistant Secretary Secretary	3/23 – Present 11/13 – 3/23

	Mellon Canada Holding Company********	Secretary	1/14 – Present
	Mellon Financial Services Corporation #1+	Assistant Secretary	11/20 – Present
	Mellon Global Investing Corp. +	Assistant Secretary	5/08 – Present
	Mellon Hedge Advisors, LLC *	Assistant Secretary	11/15 – Present

	Mellon Holdings LLC++++++	Secretary	2/15 – Present
	Mellon Investments Corporation+	Secretary Assistant Secretary	2/23 – Present 8/08 – 2/23

	Mellon Leasing Corporation+	Assistant Secretary	6/16 – Present
	Mellon Overseas Investment Corporation++	Assistant Secretary	6/16 - Present

	Mellon Residential Funding Corporation+	Assistant Secretary	3/10 – Present

Name and Position With BNY Mellon Investment Adviser, Inc.	Other Businesses	Position Held	Dates

	MUNB Loan Holdings, LLC++	Assistant Secretary	10/10 – Present
	National Residential Assets Corp. ++	Assistant Secretary	1/09 – Present

	Newton Investment Management North America, LLC*	Assistant Secretary	1/21 – Present
	PAS Holdings LLC++	Assistant Secretary	9/08 – Present
	pControl North America Inc. ++	Assistant Secretary	10/21 – Present
	Pershing Advisor Solutions LLC###	Assistant Secretary	5/08 – Present
	Pershing Group LLC###	Assistant Secretary	7/08 – Present
	Pershing Investments LLC++	Assistant Secretary	7/08 – Present
	Pershing LLC###	Assistant Secretary	5/08 – Present
	Pershing Securities Canada Limited###	Assistant Secretary	6/23 – Present
	Pershing X, Inc. †††††††	Assistant Secretary	7/10 – Present
	PFS Holdings, LLC*******	Assistant Secretary	1/11 - Present

	TBC Securities Co., Inc*	Assistant Clerk	7/09 – Present

	Technology Services Group, Inc. ++	Assistant Secretary	4/08 – Present
	Tennessee Processing Center LLC++	Assistant Secretary	5/08 – Present
	The Bank of New York Mellon Trust Company, National Association*********	Assistant Secretary	10/23 – Present
	Trinity Residual Limited^^	Assistant Secretary	9/13 – 5/23
	xBK LLC*	Secretary Assistant Secretary	12/22 – Present 11/17 – 12/22

*	The address of the business so indicated is One Boston Place, Boston, MA, 02108.

**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA, 94105.
***	The address of the business so indicated is One Wall Street, New York, NY, 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA, 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL, 60602
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY, 10022.
*******	The address of the business so indicated is 225 Liberty Street, New York, NY, 10286.
********	The address of the business so indicated is 1 York Street, 6th Floor, Toronto, ON, M5J 0B6, Canada.
*********	The address of the business so indicated is 333 South Hope Street, Los Angeles, CA, 90071.
**********	The address of the business so indicated is 118 Flanders Road, Westborough, MA, 01581.
***********	The address of the business so indicated is 436 7th Avenue, Pittsburgh, PA, 15219.
^	The address of the business so indicated is BNY Mellon Centre 160 Queen Victoria Street, London EC4V 4LA.
^^	The address of the business so indicated is 201 Washington Street, Boston, MA, 02108.
^^^	The address of the business so indicated is Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda.
^^^^	The address of the business so indicated is 801 Cassatt Road #212, Berwyn, PA, 18312.
+	The address of the business so indicated is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA, 15258-0001.
++	The address of the business so indicated is 240 Greenwich Street, New York, NY, 10286
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA, 19462.
++++	The address of the business so indicated is 113 King Street, Armonk, NY, 10504.
+++++	The address of the business so indicated is 480 Washington Blvd, Jersey City, NJ, 07310.
++++++	The address of the business so indicated is 200 Park Avenue, New York, NY, 10166.
+++++++	The address of the business so indicated is 300 Fifth Avenue, Pittsburgh, PA, 15222.
++++++++	The address of the business so indicated is 200 Wellington Street, West, Suite 300, Toronto, ON, M5V 2G7, Canada.
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA, 15259.
††	The address of the business so indicated is 100 White Clay Center, Newark, DE, 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, NY, 10019.
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA, 90024.
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA, 19103.
††††††	The address of the business so indicated is 100, 300, Colonial Center Parkway, Lake Mary, Seminole, FL, 32746.
†††††††	The address of the business so indicated is 1800 American Blvd., Suite 300 – Pod D, Pennington, NJ, 08534.
⊥	The address of the business so indicated is 4 New York Plaza, New York, NY, 10004.
^^	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT, 06854-1940.
^^^	The address of the business so indicated is One Wells Avenue, Newton, MA, 02459.
^^^^	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT, 06107.
^^^^^	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA, 98402.
^^^^^^	The address of the business so indicated is 277 Park Ave, New York, NY, 10286.
^^^^^^^	The address of the business so indicated is 311 South Wacker Drive, Chicago, IL, 60606.
^^^^^^^^	The address of the business so indicated is 535 Smithfield Street, Suite 300, Pittsburgh, PA, 15222.
^^^^^^^^^	The address of the business so indicated is 1166 Avenue of the Americas, New York, NY, 10036.
#	The address of the business so indicated is 103 Bellevue Parkway, Wilmington, DE, 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY, 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ, 07399.
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX, 77002.
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX, 77002.
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA, 19406-1212.
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO, 80111.
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY, 10104.
#########	The address of the business so indicated is P.O. Box 309, Ugland House, George Town, Cayman Islands, KY1-1104

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	BNY Mellon Absolute Insight Funds, Inc.
2.	BNY Mellon Advantage Funds, Inc.
3.	BNY Mellon Appreciation Fund, Inc.
4.	BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
5.	BNY Mellon ETF Trust
6.	BNY Mellon ETF Trust II
7.	BNY Mellon Funds Trust
8.	BNY Mellon Index Funds, Inc.
9.	BNY Mellon Intermediate Municipal Bond Fund, Inc.
10.	BNY Mellon Investment Funds I
11.	BNY Mellon Investment Funds II, Inc.
12.	BNY Mellon Investment Funds III
13.	BNY Mellon Investment Funds IV, Inc.
14.	BNY Mellon Investment Funds V, Inc.
15.	BNY Mellon Investment Funds VI, Inc.
16.	BNY Mellon Investment Funds VII, Inc.
17.	BNY Mellon Investment Portfolios
18.	BNY Mellon Large Cap Securities Fund, Inc.
19.	BNY Mellon Midcap Index Fund, Inc.
20.	BNY Mellon Municipal Funds, Inc.
21.	BNY Mellon New Jersey Municipal Bond Fund, Inc.
22.	BNY Mellon New York AMT-Free Municipal Bond Fund
23.	BNY Mellon Opportunistic Municipal Securities Fund
24.	BNY Mellon Opportunity Funds
25.	BNY Mellon Research Growth Fund, Inc.
26.	BNY Mellon Short Term Municipal Bond Fund
27.	BNY Mellon Stock Funds

28.	BNY Mellon Stock Index Fund, Inc.
29.	BNY Mellon Strategic Funds, Inc.
30.	BNY Mellon Sustainable U.S. Equity Fund, Inc.
31.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
32.	BNY Mellon U.S. Mortgage Fund, Inc.
33.	BNY Mellon Variable Investment Fund
34.	BNY Mellon Worldwide Growth Fund, Inc.
35.	CitizensSelect Funds
36.	Dreyfus Government Cash Management Funds
37.	Dreyfus Institutional Liquidity Funds
38.	Dreyfus Institutional Preferred Money Market Funds
39.	Dreyfus Institutional Reserves Funds
40.	Dreyfus Treasury Obligations Cash Management
41.	Dreyfus Treasury Securities Cash Management
42.	General Money Market Fund, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	Director and President	None
David DiPetrillo****	Director and Executive Vice President	President
Irene Papadoulis**	Director and Executive Vice President	None
Catherine Keating*	Executive Vice President	None
Peter Arcabascio++	Executive Vice President	None
Christopher D. O'Connor****	Executive Vice President	None
Matthew Perrone****	Executive Vice President	None
Gregory Pasquale ***	Chief Financial Officer and Treasurer	None
Scott Robinson****	Chief Legal Officer	None
John Squillace****	Chief Compliance Officer (Investment Advisory Business)	None
Robert Saccone**	Chief Compliance Officer (Broker-Dealer Business)	None
Joseph Pigott*	Chief Risk Officer	None
Jack O'Savage***	Chief Technology Officer	None
Timothy I. Barrett**	Senior Vice President	None
Christopher A. Stallone**	Senior Vice President	None
John Cimino****	Senior Vice President	None
Christine Algozzini*	Senior Vice President	None
Kevin Brown+++	Senior Vice President	None
Jonathan Snyder**	Senior Vice President	None
Christopher Donoghue**	Senior Vice President	None

Tina Rizzo**	Senior Vice President and Privacy Officer	None
James Windels****	Vice President	Treasurer
Fayfay Wen****	Vice President	None
Susan O'Donovan***	Vice President	None
Ryan Care****	Vice President	None
Caridad M. Carosella**	Vice President – Compliance/Anti-Money Laundering Officer	Anti-Money Laundering Officer
Philip O'Dwyer****	Vice President – Real Estate	None
Elizabeth Schuette****	Vice President – Real Estate	None
Marianne Thomas+	Vice President	None
Vivian Herrea***	Vice President – Tax	None
Dennis Rimkunas****	Vice President – Tax	None
Colleen Cain†	Secretary	None
Yumi Frost****	Assistant Secretary	None
Susan Maroni†	Assistant Secretary	None
Cristina Rice†	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is 240 Greenwich Street, New York, NY 10286.
†	Principal business address is 500 Ross Street, Pittsburgh, PA 15262-0001
+	Principal business address is 19 Vreeland Road Florham Park, NJ 07932
++	Principal business address is 1 Boston Place, Boston, MA 02108-4407
+++	Principal business address is Atlanta, GA, 30334

Item 33.	Location of Accounts and Records

	1.	The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

	2.	BNY Mellon Investment Servicing (US), Inc.
118 Flanders Road
Westborough, Massachusetts 01581

	3.	BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

	4.	BNY Mellon Investment Adviser, Inc.
200 Park Avenue
New York, New York 10166

Item 34.	Management Services
Not Applicable

Item 35.	Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th of August 2025.
BNY Mellon Investment Funds II, Inc.
By:	/s/ Sarah S. Kelleher
Sarah S. Kelleher, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signatures	Title	Date
/s/ David DiPetrillo* David DiPetrillo	President (Principal Executive Officer)	08/26/2025
/s/ James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	08/26/2025
/s/ Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	08/26/2025
/s/ Francine J. Bovich* Francine J. Bovich	Board Member	08/26/2025
/s/ Andrew J. Donohue* Andrew J. Donahue	Board Member	08/26/2025
/s/ Bradley J. Skapyak * Bradley J. Skapyak	Board Member	08/26/2025
/s/ Roslyn M. Watson* Roselyn M. Watson	Board Member	08/26/2025
/s/ Benaree Pratt Wiley* Benaree Pratt Wiley	Board Member	08/26/2025

*BY:	/s/ Sarah S. Kelleher
Sarah S. Kelleher Attorney-in-Fact

INDEX OF EXHIBITS
Exhibits
Other Exhibits
(1)	Power of Attorney, effective March 31, 2025.